UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09191

Name of Fund:	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniHoldings Quality Fund II, Inc., 50 Hudson Yards, New York, NY 10001

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 07/31/2024

Date of reporting period: 01/31/2024

Item 1 –	Report to Stockholders

(a) The Report to Shareholders is attached herewith.

JANUARY 31, 2024

2024 Semi-Annual Report (Unaudited)

BlackRock California Municipal Income Trust (BFZ)

BlackRock Municipal 2030 Target Term Trust (BTT)

BlackRock Municipal Income Quality Trust (BYM)

BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended January 31, 2024. Significantly tighter monetary policy helped to rein in inflation, and the Consumer Price Index decelerated substantially in the first half of the period before stalling between 3% and 4% in the second half. A moderating labor market helped ease inflationary pressure, although wages continued to grow. Wage and job growth powered robust consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.

Equity returns were robust during the period, as interest rates stabilized and the economy proved to be more resilient than many investors expected. The U.S. economy continued to show strength, and growth further accelerated in the second half of 2023. Large-capitalization U.S. stocks posted particularly substantial gains, supported by the performance of a few notable technology companies, while small-capitalization U.S. stocks advanced at a significantly slower pace. Meanwhile, international developed market equities also gained, while emerging market stocks declined overall.

The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. However, shorter-duration U.S. Treasuries gained, as higher yields boosted returns. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.

The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates four times during the 12-month period, but paused its tightening in the second half of the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.

Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has stopped tightening for now, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period despite the market’s hopes for interest rate cuts, as reflected in the recent rally. In this new regime, we anticipate greater volatility and dispersion of returns, creating more opportunities for selective portfolio management.

Looking at developed market stocks, we have an overweight stance on U.S. stocks overall, particularly given the promise of emerging AI technologies. We are also overweight Japanese stocks as shareholder-friendly policies generate increased investor interest, although we maintain an underweight stance on European stocks. In credit, there are selective opportunities in the near term despite tighter credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries and hard-currency emerging market bonds.

Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of January 31, 2024
	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	6.43%	20.82%

U.S. small cap equities (Russell 2000® Index)	(2.02)	2.40

International equities (MSCI Europe, Australasia, Far East Index)	3.15	10.01

Emerging market equities (MSCI Emerging Markets Index)	(6.00)	(2.94)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.73	5.13

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	1.74	(0.38)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	3.15	2.10

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	2.70	2.90

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	6.18	9.28

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended January 31, 2024

Municipal Market Conditions

Municipals struggled at the start of the period as the Fed continued its tightening policy, raising fed fund rates to 5.25%—5.50%, before pausing in September. Subsequently, falling inflation, weakening economic growth, and the prolonged Fed pause led to more dovish expectations for monetary policy, causing a strong interest rate rally into year-end. As a result, municipals posted their strongest performance since the mid-1980s during the fourth quarter of 2023 before taking a step back to reassess macro expectations at the end of the period. Lower-rated credits and the long-end of the curve performed best.

During the 12-months ended January 31, 2024, municipal bond funds experienced net outflows totaling $20 billion (based on data from the Investment Company Institute), as demand shifted from funds to individual bonds and ETFs. At the same time, the market contended with just $368 billion in issuance, a small increase from the $347 billion issued during the prior 12-month period, as issuers shied away from rising rates and volatility.

Bloomberg Municipal Bond Index Total Returns as of January 31, 2024 6 months: 2.70% 12 months: 2.90%

A Closer Look at Yields

AAA Municipal Yield Curves Source: Thomson Municipal Market Data.

From January 31, 2023, to January 31, 2024, yields on AAA-rated 30-year municipal bonds increased by 32 basis points (bps) from 3.20% to 3.52%, ten-year yields increased by 19 bps from 2.19% to 2.38%, five-year yields increased by 31 bps from 2.05% to 2.36%, and two-year yields increased by 47 bps from 2.17% to 2.64% (as measured by Refinitiv Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two-and 30-year maturities flattening by 15 bps to a slope of 88 bps. Still, the curve remained relatively steep compared to the inverted U.S.

Treasury curve.

Outperformance throughout the period pushed relative valuations to extremely rich levels. Municipal-to-Treasury ratios ended well through their 5-year averages across the curve, with intermediate maturities approaching all-time lows.

Financial Conditions of Municipal Issuers

With reserves at nearly an all-time high and debt service burden at a 50-year low, states are well-positioned to weather a potential economic slowdown. However, tax receipts are diverging for the states that primarily rely on consumption taxes, compared to their peers that depend on income taxes. State median revenues declined by a slight 1% for the rolling 12-months ending September 2023. States with regimes that favor sales taxes, such as Florida, Nevada, Texas, Tennessee, and Washington, all experienced positive revenue growth, while states that depend on personal income taxes, such as California and New York, experienced much greater declines in receipts, by 23% and 16%, respectively. Particularly in California’s case, the rating agencies have been patient, but the risk of downgrades has increased significantly. Meanwhile spreads remain surprisingly tight, reflecting investor indifference. Personal income tax collections should improve this April, due to a rebound in the financial markets, which should alleviate the strain on New York’s budget, but California will need to enact significant corrective action to address its reported $68 billion deficit. No sector is immune to an economic contraction; however, most municipal issuers are ultra-defensive since they provide essential services and can raise user fees or taxes to cover operations. Across all muni sectors, we anticipate borrowing to increase modestly in 2024 due to various potential factors: revenue shortfalls, aversion to fee increases, reluctance to cut programs, no future federal stimulus, preference to maintain liquidity, and deferral of capital expenditures. Patient investors will have better options in 2024 to buy solid credits in the primary market or discounted names in the secondary market.

The opinions expressed are those of BlackRock as of January 31, 2024 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Trusts may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Trust’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Trust’s financing cost of leverage is significantly lower than the income earned on a Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Trust had not used leverage. In such circumstance, the investment adviser may nevertheless determine to maintain a Trust’s leverage if it deems such action to be appropriate. Furthermore, the value of the Trusts’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Trust’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trusts’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Trust’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Trust’s Common Shares than if the Trust were not leveraged. In addition, each Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit a Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Trust incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trusts’ investment adviser will be higher than if the Trusts did not use leverage.

To obtain leverage, each Trust has issued Variable Rate Muni Term Preferred Shares (“VMTP Shares”) or Remarketable Variable Rate Muni Term Preferred Shares (“RVMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Trust may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

Derivative Financial Instruments

The Trusts may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trusts must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trusts’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trusts’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of January 31, 2024	BlackRock California Municipal Income Trust (BFZ)

Investment Objective

BlackRock California Municipal Income Trust’s (BFZ) (the “Trust”) investment objective is to provide current income exempt from regular U.S. federal income and California income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax) and California income taxes. The Trust invests, under normal market conditions, at least 80% of its assets in municipal obligations that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BFZ
Initial Offering Date	July 27, 2001
Yield on Closing Market Price as of January 31, 2024 ($11.80)(a)	5.19%
Tax Equivalent Yield(b)	11.31%
Current Monthly Distribution per Common Share(c)	$0.051000
Current Annualized Distribution per Common Share(c)	$0.612000
Leverage as of January 31, 2024(d)	35%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$11.80	$11.59	1.81%	$12.03	$9.90
Net Asset Value	13.05	13.03	0.15	13.20	11.52

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	2.49%	2.83%	2.01%	3.35%
Trust at Market Price(a)(b)	4.19	7.42	2.89	2.86

California Customized Reference Benchmark(c)	2.79	2.78	2.00	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted solid gains in the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

The Trust’s holdings in higher-quality investment-grade securities with longer duration characteristics contributed to performance. (Duration is a measure of interest rate sensitivity.) Within this category, longer-maturity bonds performed particularly well. On the other end of the spectrum, positions in lower-duration securities made smaller contributions.

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Trust Summary as of January 31, 2024 (continued)	BlackRock California Municipal Income Trust (BFZ)

All sectors produced positive returns, with the largest contributions coming from school districts, transportation, corporate-backed, and healthcare issues due to their higher weightings in the portfolio.

The Trust continued to use U.S. Treasury futures on a limited basis in an effort to mitigate interest rate risk. This aspect of its strategy had a minimal effect on results. Believing yields were unlikely to rise significantly from already elevated levels, the investment adviser reduced the extent of the risk-management strategy. The Trust continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	24.4%
Transportation	22.6
Health	15.7
Utilities	15.1
Corporate	11.5
State	3.8
Tobacco	3.5
Education	2.7
Housing	0.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	2.3%
2025	0.3
2026	6.6
2027	16.2
2028	12.3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.9%
AA/Aa	62.6
A	23.4
BBB/Baa	3.8
BB/Ba	0.1
N/R(e)	5.2

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	7

Trust Summary as of January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT)

Investment Objective

BlackRock Municipal 2030 Target Term Trust’s (BTT) (the “Trust”) investment objectives are to provide current income exempt from regular U.S. federal income tax (but which may be subject to the federal alternative minimum tax in certain circumstances) and to return $25.00 per common share (the initial offering price per share) to holders of common shares on or about December 31, 2030. The Trust seeks to achieve its investment objectives by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the federal alternative minimum tax). The Trust invests at least 80% of its assets in municipal bonds that are investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust actively manages the maturity of its bonds to seek to have a dollar weighted average effective maturity approximately equal to the Trust’s maturity date. The Trust may invest directly in securities or synthetically through the use of derivatives.

There is no assurance that the Trust will achieve its investment objectives, including its investment objective of returning $25.00 per share.

Trust Information

Symbol on New York Stock Exchange	BTT
Initial Offering Date	August 30, 2012
Termination Date (on or about)	December 31, 2030
Yield on Closing Market Price as of January 31, 2024 ($21.36)(a)	2.61%
Tax Equivalent Yield(b)	4.41%
Current Monthly Distribution per Common Share(c)	$0.046400
Current Annualized Distribution per Common Share(c)	$0.556800
Leverage as of January 31, 2024(d)	34%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents RVMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to RVMTP Shares and TOB Trusts, minus the sum of accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$21.36	$21.00	1.71%	$21.36	$18.96
Net Asset Value	23.94	23.55	1.66	24.07	22.17

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	3.15%	2.85%	3.18%	5.70%
Trust at Market Price(a)(b)	3.21	(0.89)	2.83	5.20

Customized Reference Benchmark(c)	2.42	2.07	2.24	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond 2030 Index (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) 2030 Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

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Trust Summary as of January 31, 2024 (continued)	BlackRock Municipal 2030 Target Term Trust (BTT)

At a time of positive market performance, all sectors delivered gains. Corporate-backed, state tax-backed, transportation, and healthcare issues made the largest contributions. All ratings tiers and coupons delivered positive absolute returns, with the strongest results coming from A and AA rated bonds and 5% coupons, respectively.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	24.8%
Corporate	20.2
Health	14.9
County/City/Special District/School District	13.5
State	11.0
Education	7.0
Utilities	5.1
Tobacco	1.8
Housing	1.7

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	12.9%
2025	5.6
2026	15.8
2027	14.2
2028	13.9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.4%
AA/Aa	34.0
A	39.0
BBB/Baa	8.8
BB/Ba	3.7
B	0.2
N/R(e)	9.9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	9

Trust Summary as of January 31, 2024	BlackRock Municipal Income Quality Trust (BYM)

Investment Objective

BlackRock Municipal Income Quality Trust’s (BYM) (the “Trust”) investment objective is to provide current income exempt from U.S. federal income taxes, including the alternative minimum tax. The Trust seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its managed assets in municipal bonds exempt from U.S. federal income taxes, including the U.S. federal alternative minimum tax. The Trust also invests at least 80% of its managed assets in municipal bonds that are investment grade quality at the time of investment or, if unrated, determined to be of comparable quality by the investment adviser at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	BYM
Initial Offering Date	October 31, 2002
Yield on Closing Market Price as of January 31, 2024 ($11.29)(a)	5.58%
Tax Equivalent Yield(b)	9.43%
Current Monthly Distribution per Common Share(c)	$0.052500
Current Annualized Distribution per Common Share(c)	$0.630000
Leverage as of January 31, 2024(d)	33%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$11.29	$11.23	0.53%	$11.54	$9.34
Net Asset Value	12.78	12.73	0.39	12.95	11.18

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	2.83%	2.04%	1.94%	3.91%
Trust at Market Price(a)(b)	2.97	(0.17)	1.51	3.32

Customized Reference Benchmark(c)	2.80	2.97	2.12	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield ex AMT (non-Investment Grade) Total Return Index (10%). The Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

Holdings in long-dated securities, which outperformed the broader market, contributed the most to performance given their high weighting in the Trust. Positions in high-quality bonds, especially in the tax-backed state and corporate-backed sectors, further contributed. The Trust’s use of leverage contributed to returns by increasing overall portfolio duration and income. (Duration is a measure of interest rate sensitivity.) While higher short-term borrowing costs reduced the income benefit of leverage, the investment adviser actively engaged in tax-loss selling and rotated the proceeds into higher-yielding securities.

10	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2024 (continued)	BlackRock Municipal Income Quality Trust (BYM)

The Trust continued to use U.S. Treasury futures in an effort to mitigate interest rate risk, which detracted from performance at a time in which yields fell. Select securities in the housing sector, primarily those with lower coupons or lower ratings that lagged during the rally in the latter half of the reporting period, also detracted.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	19.9%
Utilities	15.0
Transportation	14.2
State	13.7
Health	12.4
Corporate	12.0
Education	6.2
Tobacco	4.2
Housing	2.4

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	6.9%
2025	7.3
2026	3.1
2027	5.7
2028	14.6

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	11.8%
AA/Aa	39.8
A	22.4
BBB/Baa	8.4
BB/Ba	2.4
B	0.3
N/R(e)	14.9

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	11

Trust Summary as of January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Investment Objective

BlackRock MuniHoldings California Quality Fund, Inc.’s (MUC) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes and California personal income taxes. The Trust seeks to achieve its investment objective by investing primarily in municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax) and California personal income taxes. Under normal market conditions, the Trust invests at least 80% of its assets in investment grade municipal obligations with remaining maturities of one year or more at the time of investment. The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUC
Initial Offering Date	February 27, 1998
Yield on Closing Market Price as of January 31, 2024 ($11.14)(a)	5.22%
Tax Equivalent Yield(b)	11.37%
Current Monthly Distribution per Common Share(c)	$0.048500
Current Annualized Distribution per Common Share(c)	$0.582000
Leverage as of January 31, 2024(d)	36%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal and state tax rate of 54.1%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$11.14	$10.85	2.67%	$11.27	$9.21
Net Asset Value	12.74	12.68	0.47	12.94	11.02

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	2.71%	2.35%	1.34%	3.07%
Trust at Market Price(a)(b)	4.96	0.76	1.55	2.70

California Customized Reference Benchmark(c)	2.79	2.78	2.00	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV narrowed during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The California Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond: California Exempt Total Return Index Unhedged (90%) and the California Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The California Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted solid gains in the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

12	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2024 (continued)	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Holdings in long-dated securities, which outperformed the broader market, contributed the most to performance given their high weighting in the Trust. At the sector level, positions in utilities, education, and transportation issues were the largest contributors. The Trust’s use of leverage contributed to returns by increasing overall portfolio duration and income. (Duration is a measure of interest rate sensitivity.) While higher short-term borrowing costs reduced the income benefit of leverage, the investment adviser actively engaged in tax-loss selling and rotated the proceeds into higher-yielding securities.

The Trust continued to use U.S. Treasury futures in an effort to mitigate interest rate risk, which detracted from performance at a time in which yields fell. Holdings in some high-yield securities in the workforce housing sector, which didn’t keep pace with the December rally in the broader market, also detracted modestly.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

County/City/Special District/School District	25.8%
Transportation	16.6
Corporate	13.6
Education	11.9
Utilities	11.8
State	9.1
Health	5.9
Housing	3.5
Tobacco	1.8

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	2.6%
2025	0.3
2026	3.4
2027	12.7
2028	16.0

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	4.7%
AA/Aa	56.7
A	21.7
BBB/Baa	4.0
BB/Ba	0.1
N/R(e)	12.8

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	13

Trust Summary as of January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Investment Objective

BlackRock MuniHoldings Quality Fund II, Inc.’s (MUE) (the “Trust”) investment objective is to provide shareholders with current income exempt from U.S. federal income taxes. The Trust seeks to achieve its investment objective by investing primarily in long-term, investment grade municipal obligations exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The municipal obligations in which the Trust primarily invests are either rated investment grade quality, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of investment. Under normal market conditions, the Trust invests at least 80% of its assets in municipal obligations with remaining maturities of one year or more at the time of investment. The Trust may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Trust’s investment adviser to be of comparable quality, at the time of purchase. The Trust may invest directly in securities or synthetically through the use of derivatives.

No assurance can be given that the Trust’s investment objective will be achieved.

Trust Information

Symbol on New York Stock Exchange	MUE
Initial Offering Date	February 26, 1999
Yield on Closing Market Price as of January 31, 2024 ($9.88)(a)	5.47%
Tax Equivalent Yield(b)	9.24%
Current Monthly Distribution per Common Share(c)	$0.045000
Current Annualized Distribution per Common Share(c)	$0.540000
Leverage as of January 31, 2024(d)	30%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Trust, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	01/31/24	07/31/23	Change	High	Low

Closing Market Price	$9.88	$9.93	(0.50)%	$10.14	$8.54
Net Asset Value	11.62	11.42	1.75	11.78	10.37

Performance

Returns for the period ended January 31, 2024 were as follows:

		Average Annual Total Returns

	6-month	1 Year	5 Years	10 Years

Trust at NAV(a)(b)	3.96%	3.86%	1.78%	3.57%
Trust at Market Price(a)(b)	1.65	(1.45)	0.61	2.70

National Customized Reference Benchmark(c)	2.77	3.02	2.13	N/A
Bloomberg Municipal Bond Index(d)	2.70	2.90	2.00	2.78

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage, if any.
(b)	The Trust’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Past performance is not an indication of future results.

The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.

More information about the Trust’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Trust’s absolute performance based on NAV:

Municipal bonds posted solid gains for the six-month period behind continued optimism that the Fed would begin to cut interest rates in 2024.

14	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of January 31, 2024 (continued)	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

At a time of positive market performance, all sectors delivered gains. Transportation, state tax-backed, and healthcare issues made the largest contributions. All ratings tiers, maturities, and coupons delivered positive absolute returns, with the strongest results coming from A and AA bonds, securities maturing in 25 years or more, and 4% and 5% coupons, respectively. Bonds with lower coupons and lower dollar prices generally outperformed higher-coupon issues priced at a premium. The only notable detractors were a few individual positions that posted negative returns due to issuer-specific factors. The Trust’s cash position had no material impact on performance. The Trust continued to use leverage, but the performance impact was muted due to increased borrowing costs.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overview of the Trust’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	Percentage of Total Investments

Transportation	30.1%
State	15.2
Health	13.1
County/City/Special District/School District	11.8
Corporate	10.4
Education	8.2
Housing	4.7
Utilities	4.2
Tobacco	2.3

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2024	12.8%
2025	3.8
2026	1.9
2027	10.3
2028	14.4

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	Percentage of Total Investments

AAA/Aaa	3.8%
AA/Aa	45.4
A	25.2
BBB/Baa	8.9
BB/Ba	1.9
B	0.5
N/R(e)	14.3

(a)	Excludes short-term securities.
(b)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of January 31, 2024, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

T R U S T S U M M A R Y	15

Schedule of Investments (unaudited) January 31, 2024	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 127.2%

Corporate(a) — 17.3%
California Community Choice Financing Authority, RB
Series G, 5.25%, 11/01/54	$10,000	$10,727,700
Sustainability Bonds, 5.00%, 07/01/53	12,000	12,616,440
Sustainability Bonds, 5.00%, 12/01/53	10,000	10,522,400
Sustainability Bonds, 5.25%, 01/01/54	3,000	3,170,754
Sustainability Bonds, 5.50%, 10/01/54	10,035	11,043,316
Series A-1, Sustainability Bonds, 4.00%, 05/01/53	15,000	15,040,343
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	4,545	4,877,701

		67,998,654

County/City/Special District/School District — 28.1%
Butte-Glenn Community College District, GO, Series A, Election 2016, 5.25%, 08/01/46	1,420	1,518,535
California Statewide Communities Development Authority, SAB, Series B, 5.00%, 09/02/52	565	535,523
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	6,925	7,880,538
Chino Valley Unified School District, GO, Series B, 4.00%, 08/01/45	9,210	9,334,571
City & County of San Francisco California, GO, Series 2020, Class D-1, 4.00%, 06/15/46	2,500	2,549,514
City & County of San Francisco California, Refunding COP, Class A, Sustainability Bonds, 4.00%, 04/01/40	6,635	6,760,947
City of Sacramento California Transient Occupancy Tax Revenue, RB, Series A, Convertible, 5.00%, 06/01/43	1,570	1,685,081
Corona-Norco Unified School District, GO
Series C, 4.00%, 08/01/49	3,000	3,028,773
Series B, Election 2014, 5.00%, 08/01/47	5,000	5,329,890
Dublin Unified School District, GO
Series B, Election 2020, 4.00%, 08/01/44	4,970	5,151,989
Series B, Election 2020, 4.00%, 08/01/45	6,625	6,836,795
Escondido Union School District, GO, Series B, Election 2014, 4.00%, 08/01/47	2,500	2,515,941
Garden Grove Unified School District, GO, Election 2016, 4.00%, 08/01/45	1,320	1,331,795
Grossmont Union High School District, GO, Series I-2, 4.00%, 08/01/44	5,115	5,218,980
Hartnell Community College District, GO, Series A, Election 2016, 4.00%, 08/01/47	2,995	3,016,136
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	8,000	8,083,229
Mount San Jacinto Community College District, GO, Series B, Election 2014, 4.00%, 08/01/43	2,000	2,039,113
Napa Valley Unified School District, GO, Series A, Election 2016, 4.00%, 08/01/38	2,925	2,987,735
North Orange County Community College District, GO, Series B, Election 2014, 4.00%, 08/01/44	2,680	2,739,346
Peralta Community College District, Refunding GO, Series A, 4.00%, 08/01/32	7,335	7,387,461
San Bernardino City Unified School District, GO, Series D, Election 2012, (AGM), 4.00%, 08/01/42	1,210	1,224,586
San Diego Unified School District, GO
Series L, 4.00%, 07/01/44	4,035	4,118,578
Sustainability Bonds, 5.00%, 07/01/48	3,000	3,353,634
San Jose Evergreen Community College District, GO, Series C, Election 2016, 4.00%, 09/01/45	3,740	3,823,045

Security	Par (000)	Value

County/City/Special District/School District (continued)
San Lorenzo Unified School District, GO, 4.00%, 08/01/41	$345	$353,640
San Mateo Joint Powers Financing Authority, RB, Series A, 5.00%, 07/15/43	1,965	2,099,058
Santa Clara Unified School District, GO, Election 2014, 4.00%, 07/01/41	5,000	5,079,925
West Valley-Mission Community College District, GO, Series A, 4.00%, 08/01/44	4,000	4,101,684

		110,086,042

Education — 4.0%
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	540	533,327
California Municipal Finance Authority, Refunding RB(b)
5.00%, 08/01/39	425	398,042
5.00%, 08/01/48	510	442,247
California School Finance Authority, RB(b)
Series A, 4.00%, 06/01/41	600	500,843
Series A, 5.00%, 06/01/58	2,120	1,925,437
California School Finance Authority, Refunding RB(b)
Sustainability Bonds, 5.50%, 08/01/43	130	133,318
Sustainability Bonds, 5.50%, 08/01/47	125	126,462
Hastings Campus Housing Finance Authority, RB(b)
Series A, Sustainability Bonds, 5.00%, 07/01/45	355	316,030
Series A, Sustainability Bonds, 5.00%, 07/01/61	3,000	2,502,258
University of California, RB, Series AV, 5.00%, 05/15/47	8,440	8,868,484

		15,746,448

Health — 19.3%
California Health Facilities Financing Authority, RB
5.00%, 11/15/42	1,000	1,041,510
Series A, 5.00%, 11/15/48	6,190	6,430,312
California Health Facilities Financing Authority, Refunding RB
Class A, 5.00%, 08/15/51	9,210	9,905,678
Series A, 4.00%, 08/15/40	1,350	1,392,998
Series A, 4.00%, 11/15/40	2,450	2,488,832
Series A, 5.00%, 11/15/41(c)	14,830	17,059,302
Series A, 4.00%, 04/01/44	4,000	3,956,201
Series A, 4.00%, 08/15/48	5,000	4,971,822
Series A, 4.00%, 11/15/48	3,870	3,759,047
Series A, 5.00%, 11/15/48	7,195	7,474,328
Series A-2, 4.00%, 11/01/44	2,825	2,786,636
California Public Finance Authority, Refunding RB, Series A, 4.00%, 08/01/47	1,000	1,002,377
California Statewide Communities Development Authority, Refunding RB, 5.00%, 10/01/45	1,860	1,888,101
Regents of the University of California Medical Center Pooled Revenue, RB
Series P, 4.00%, 05/15/43	9,095	9,267,099
Series P, 5.00%, 05/15/47	2,000	2,212,832

		75,637,075

Housing — 1.2%
California Community Housing Agency, RB, M/F Housing, Series A-2, 4.00%, 02/01/50(b)	375	267,160
California Housing Finance Agency, RB, M/F Housing, Series A, 4.25%, 01/15/35	1	663
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(b)	1,050	674,269

16	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Housing (continued)
CMFA Special Finance Agency, RB, M/F Housing, Series A-1, 3.00%, 12/01/56(b)	$750	$496,790
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	345	281,915
4.00%, 05/01/57	1,840	1,243,561
Series A, 3.00%, 09/01/56	480	306,777
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	1,095	712,338
Sustainability Bonds, 4.00%, 12/01/56	265	184,618
Series A-2, Sustainability Bonds, 3.00%, 02/01/57	525	339,569

		4,507,660

State — 1.6%
California State Public Works Board, RB, Series D, 5.00%, 11/01/46	990	1,103,616
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	5,000	5,166,173

		6,269,789

Tobacco — 5.2%
California County Tobacco Securitization Agency, Refunding RB
Series A, 4.00%, 06/01/49	1,745	1,620,535
Series B-1, Subordinate, 5.00%, 06/01/49	595	593,025
California County Tobacco Securitization Agency, Refunding RB, CAB(d)
0.00%, 06/01/55	2,425	482,120
Series B-2, Subordinate, 0.00%, 06/01/55	1,755	335,952
Golden State Tobacco Securitization Corp., Refunding RB, Series B, 5.00%, 06/01/51	10,655	11,102,390
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(d)	1,625	187,024
Tobacco Securitization Authority of Southern California, Refunding RB, 5.00%, 06/01/48	6,000	6,178,371

		20,499,417

Transportation — 34.0%
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/40	5,000	5,203,136
Series A, AMT, 5.00%, 05/15/44	2,500	2,701,031
City of Long Beach California Harbor Revenue, Refunding ARB, Series C, 5.00%, 05/15/47	1,480	1,539,015
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.25%, 05/15/48	1,990	2,092,810
Series B, AMT, 5.00%, 05/15/36	1,090	1,130,929
Series B, AMT, 5.00%, 05/15/41	6,000	6,160,228
Series B, AMT, 5.00%, 05/15/46	7,860	8,000,358
Series C, AMT, Subordinate, 5.00%, 05/15/44	3,095	3,218,113
AMT, Sustainability Bonds, 5.25%, 05/15/47	3,900	4,184,181
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.50%, 05/15/40	3,490	3,972,535
AMT, 5.00%, 05/15/43	1,250	1,319,935
AMT, 5.00%, 05/15/46	1,365	1,452,344
AMT, 5.50%, 05/15/47	4,250	4,704,297
AMT, 5.00%, 05/15/48	1,500	1,567,221
Series A, AMT, 5.00%, 05/15/40	4,450	4,893,009
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	1,000	1,058,631

Security	Par (000)	Value

Transportation (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/37	$1,280	$1,329,756
Series A, AMT, 5.00%, 03/01/41	2,000	2,060,919
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	12,795	12,823,597
Port of Los Angeles, Refunding RB
Series B, 4.00%, 08/01/35	2,685	2,753,716
Series C, Sustainability Bonds, 4.00%, 08/01/39	5,495	5,588,325
San Diego County Regional Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/48	6,890	7,335,129
San Diego County Regional Airport Authority, Refunding ARB, Series B, AMT, Subordinate, 5.00%, 07/01/34	2,000	2,186,353
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/40	850	850,823
Series A, AMT, 5.00%, 05/01/47	16,735	17,040,325
Series A, AMT, 5.00%, 05/01/49	6,405	6,610,271
Series B, AMT, 5.00%, 05/01/41	3,365	3,409,860
Series D, AMT, 5.00%, 05/01/43	6,130	6,355,476
Series E, AMT, 5.00%, 05/01/45	1,000	1,042,132
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series C, AMT, 5.75%, 05/01/48	9,600	10,787,738

		133,372,193

Utilities — 16.5%
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	2,310	2,508,706
East Bay Municipal Utility District Water System Revenue, RB, Series A, Sustainability Bonds, 4.00%, 06/01/45	1,730	1,749,437
Los Angeles Department of Water & Power Water System Revenue, RB, Series A, 5.00%, 07/01/43	7,015	7,506,035
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/46	7,000	7,802,291
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/45	2,720	2,741,079
Orange County Water District, Refunding RB, Series A, 4.00%, 08/15/41	1,100	1,122,469
Sacramento Municipal Utility District, Refunding RB, Series H, Sustainability Bonds, 4.00%, 08/15/45	28,000	28,742,276
San Mateo Foster City Public Financing Authority, RB, 4.00%, 08/01/44	12,485	12,731,720

		64,904,013

Total Municipal Bonds in California		499,021,291

Puerto Rico — 4.1%

State — 4.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,845	2,787,445
Series A-1, Restructured, 5.00%, 07/01/58	8,279	8,278,893
Series A-2, Restructured, 4.78%, 07/01/58	2,530	2,473,075
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(d)	8,577	2,636,661

Total Municipal Bonds in Puerto Rico		16,176,074

Total Municipal Bonds — 131.3% (Cost: $497,732,927)		515,197,365

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock California Municipal Income Trust (BFZ) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 19.4%

County/City/Special District/School District — 8.8%
Clovis Unified School District, GO, Election 2020, Series B, 5.00%, 08/01/47	$10,000	$10,871,102
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue, Refunding RB, Sustainability Bonds, Series A, 5.00%, 07/01/44	11,200	11,996,723
Los Angeles Unified School District, GO, Sustainability Bonds, Series QRR, 5.25%, 07/01/47	10,000	11,512,672

		34,380,497

Health — 4.4%
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 5.00%, 05/15/47	15,620	17,282,216

Utilities — 6.2%
Los Angeles Department of Water & Power, RB, Series A, 5.00%, 07/01/42	10,670	11,282,713
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Sustainability Bonds, Series A, 4.00%, 10/01/49	12,790	12,956,663

		24,239,376

Total Municipal Bonds in California		75,902,089

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 19.4% (Cost: $74,117,264)		75,902,089

Total Long-Term Investments — 150.7% (Cost: $571,850,191)		591,099,454

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.7%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 3.26%(f)(g)	22,577,863	$22,564,316

Total Short-Term Securities — 5.7% (Cost: $22,562,968)		22,564,316

Total Investments — 156.4% (Cost: $594,413,159)		613,663,770
Liabilities in Excess of Other Assets — (3.7)%		(14,688,447)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (9.0)%		(35,403,250)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.7)%		(171,300,000)

Net Assets Applicable to Common Shares — 100.0%		$392,272,073

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	When-issued security.
(d)	Zero-coupon bond.
(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost		Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$3,025,616	$19,537,223	(a)	$—	$726	$751	$22,564,316	22,577,863	$132,931	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$607,756	$—	$607,756

18	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock California Municipal Income Trust (BFZ)

Derivative Financial Instruments Categorized by Risk Exposure (continued)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(281,360)	$—	$(281,360)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$16,514,563

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total
Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$515,197,365	$—	$515,197,365
Municipal Bonds Transferred to Tender Option Bond Trusts	—	75,902,089	—	75,902,089
Short-Term Securities
Money Market Funds	22,564,316	—	—	22,564,316

	$22,564,316	$591,099,454	$—	$613,663,770

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(35,140,000)	$—	$(35,140,000)
VMTP Shares at Liquidation Value	—	(171,300,000)	—	(171,300,000)

	$—	$(206,440,000)	$—	$(206,440,000)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (unaudited) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 7.3%
Alabama Economic Settlement Authority, RB, Series A, 4.00%, 09/15/33	$5,000	$5,017,529
Alabama Public School and College Authority, Refunding RB, Series A, Sustainability Bonds, 5.00%, 11/01/30	11,900	13,779,712
Alabama Special Care Facilities Financing Authority- Birmingham Alabama, Refunding RB, 5.00%, 06/01/30	10,000	10,259,686
Birmingham-Jefferson Civic Center Authority, ST
Series A, 5.00%, 07/01/31	1,100	1,200,775
Series A, 5.00%, 07/01/32	1,150	1,253,531
Series A, 5.00%, 07/01/33	1,600	1,741,494
Black Belt Energy Gas District, RB(a) 4.00%, 10/01/52	12,025	12,006,786
Series A, 5.25%, 01/01/54	10,000	10,768,626
Black Belt Energy Gas District, Refunding RB, 4.00%, 06/01/51(a)	8,930	8,941,520
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	935	980,215
5.00%, 10/01/30	2,500	2,787,185
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/33	1,010	1,055,100
Series A, 5.00%, 12/01/34	1,380	1,437,484
Hoover Industrial Development Board, RB, AMT, 6.38%, 11/01/50(a)	1,965	2,122,742
Orange Beach Water Sewer & Fire Protection Authority, RB, 4.00%, 05/15/30	510	540,183
Southeast Energy Authority A Cooperative District, RB(a)
Series A-2, 6.01%, 01/01/53	30,265	30,788,237
Series B-1, 5.00%, 05/01/53	9,375	9,744,800
University of South Alabama, Refunding RB
(AGM), 5.00%, 11/01/29	1,105	1,161,928
(AGM), 5.00%, 11/01/30	2,000	2,102,974

		117,690,507

Arizona — 2.3%
Arizona Health Facilities Authority, Refunding RB, Series B, 5.00%, 02/01/33	1,810	1,811,756
Arizona Industrial Development Authority, RB(b)
4.00%, 07/01/29	590	566,282
4.50%, 07/01/29	765	752,278
Series A, 4.00%, 07/01/29	4,135	3,968,844
Sustainability Bonds, 4.00%, 07/01/30	555	528,684
Arizona Sports & Tourism Authority, Refunding RB, Senior Lien, (BAM), 5.00%, 07/01/30	12,000	13,645,943
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	3,570	3,589,671
Industrial Development Authority of the City of Phoenix Arizona, RB, Series A, 5.75%, 07/01/24(b)	165	165,374
Maricopa County Industrial Development Authority, Refunding RB
4.00%, 07/01/29(b)	855	837,380
Series A, 5.00%, 01/01/31	10,000	10,504,212

		36,370,424

Security	Par (000)	Value

California — 13.0%
Alameda Corridor Transportation Authority, Refunding RB, Series A, Sub Lien, (AMBAC), 0.00%, 10/01/30(c)	$10,530	$8,925,697
Bay Area Toll Authority, RB, Class A, 5.80%, 04/01/36(a)	3,000	2,949,205
Bay Area Toll Authority, Refunding RB(a)
Series C, 5.00%, 04/01/56	4,500	4,424,987
Series E, 4.96%, 04/01/56	3,250	3,214,901
California Community Choice Financing Authority, RB(a)
Series G, 5.25%, 11/01/54	1,785	1,914,894
Sustainability Bonds, 5.54%, 12/01/53	6,750	6,837,502
Sustainability Bonds, 5.23%, 02/01/54	9,780	9,768,386
Sustainability Bonds, 5.50%, 10/01/54	2,500	2,751,200
Series A, Sustainability Bonds, 4.00%, 10/01/52	8,650	8,658,769
California Health Facilities Financing Authority, RB
Series A, 5.00%, 11/15/32	1,600	1,727,931
Series A, 5.00%, 11/15/33	1,855	2,002,467
California Housing Finance Agency, RB, M/F Housing, Series 2021-1, Class A, 3.50%, 11/20/35	3,596	3,363,768
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/33	4,000	4,101,848
California Municipal Finance Authority, RB, S/F Housing, Series A, 5.00%, 08/15/30	1,000	1,004,249
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 07/01/30	1,200	1,255,284
Series A, 5.00%, 07/01/31	1,050	1,098,149
California School Finance Authority, RB(b)
5.00%, 06/01/30	565	522,508
Series A, 5.00%, 06/01/29	280	283,456
Series A, 4.00%, 06/01/31	265	255,122
Series A, 5.00%, 06/01/32	1,100	1,113,671
City of Long Beach California Harbor Revenue, ARB
Series A, AMT, 5.00%, 05/15/31	1,200	1,270,062
Series A, AMT, 5.00%, 05/15/32	1,800	1,903,576
Series A, AMT, 5.00%, 05/15/33	675	713,875
Series A, AMT, 5.00%, 05/15/34	1,650	1,743,270
City of Los Angeles California, RB, 5.00%, 06/27/24	20,000	20,155,563
City of Los Angeles Department of Airports, ARB, AMT, Sustainability Bonds, 5.00%, 05/15/30	18,250	20,401,448
Compton Unified School District, GO, CAB(c)
Series B, (BAM), 0.00%, 06/01/33	1,000	692,854
Series B, (BAM), 0.00%, 06/01/34	1,125	744,432
Series B, (BAM), 0.00%, 06/01/35	1,000	628,611
Series B, (BAM), 0.00%, 06/01/36	1,000	592,705
El Camino Community College District Foundation, GO, CAB(c)
Series C, Election 2002, 0.00%, 08/01/30	9,090	7,704,383
Series C, Election 2002, 0.00%, 08/01/31	12,465	10,288,041
Series C, Election 2002, 0.00%, 08/01/32	17,435	13,984,930
Los Angeles Unified School District, GO, Series A, Election 2008, 4.00%, 07/01/33	3,000	3,066,898
Monterey Peninsula Community College District, Refunding GO, CAB(c)
0.00%, 08/01/30	3,500	2,763,128
0.00%, 08/01/31	5,940	4,526,652
M-S-R Energy Authority, RB, Series C, 6.13%, 11/01/29	2,045	2,178,848
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/30	500	523,729
Series A, AMT, 5.00%, 03/01/31	1,500	1,570,134
Series A, AMT, 5.00%, 03/01/32	1,000	1,044,000

20	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California (continued)
Norman Y Mineta San Jose International Airport SJC, Refunding RB (continued)
Series A, AMT, 5.00%, 03/01/33	$975	$1,020,252
Series A, AMT, 5.00%, 03/01/34	1,250	1,306,421
Series A, AMT, 5.00%, 03/01/35	2,000	2,088,539
Poway Unified School District, GO(c)
Series A, Election 2008, 0.00%, 08/01/30	10,000	8,499,972
Series A, Election 2008, 0.00%, 08/01/32	12,500	9,617,856
San Diego County Regional Airport Authority, ARB, Sub-Series B, AMT, 5.00%, 07/01/33	1,000	1,062,911
San Rafael City Elementary School District, GO, Series C, Election 2002, (NPFGC), 0.00%, 08/01/30(c)	6,350	5,392,152
State of California, Refunding GO, 5.00%, 08/01/30	10,000	10,861,818
Washington Township Health Care District, Refunding RB, Series B, 3.00%, 07/01/28	750	712,761
Wiseburn School District, GO, Series A, Election 2007, (NPFGC), 0.00%, 08/01/30(c)	7,505	6,379,229

		209,613,044

Colorado — 5.7%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 5.00%, 12/01/30	12,780	14,074,214
Series A, AMT, 5.00%, 12/01/33	25,000	26,612,366
Series D, AMT, 5.50%, 11/15/30	14,000	15,950,015
City & County of Denver Colorado Pledged Excise Tax Revenue, RB, CAB, Series A-2, 0.00%, 08/01/30(c)	1,000	764,692
City & County of Denver Colorado, Refunding RB, AMT, 5.00%, 10/01/32	2,500	2,487,500
Colorado Educational & Cultural Facilities Authority, Refunding RB, 4.00%, 12/01/30(b)	1,015	959,224
Colorado Health Facilities Authority, RB
5.00%, 11/01/30	1,000	1,104,647
Series B, 2.63%, 05/15/29	2,100	1,765,920
Series D, 5.10%, 05/15/61(a)	7,000	6,989,787
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/37	3,000	3,009,847
E-470 Public Highway Authority, Refunding RB, Series B, 3.96%, 09/01/39(a)	1,475	1,470,905
Park Creek Metropolitan District, Refunding RB
Series A, Senior Lien, 5.00%, 12/01/27	1,500	1,540,520
Series A, Senior Lien, 5.00%, 12/01/28	1,500	1,541,154
Series A, Senior Lien, 5.00%, 12/01/30	1,350	1,392,031
Series A, Senior Lien, 5.00%, 12/01/31	1,500	1,546,267
Plaza Metropolitan District No. 1, Refunding TA(b)
4.10%, 12/01/24	5,080	5,029,998
4.20%, 12/01/25	5,280	5,184,957

		91,424,044

Connecticut — 0.8%
Capital Region Development Authority, Refunding RB
(SAP), 5.00%, 06/15/30	1,095	1,197,239
(SAP), 5.00%, 06/15/31	1,125	1,229,527
Connecticut State Health & Educational Facilities Authority, RB, Series A, 5.00%, 01/01/30(b)	370	352,844
Connecticut State Health & Educational Facilities Authority, Refunding RB
Series G-1, 5.00%, 07/01/27(b)	225	227,335
Series G-1, 5.00%, 07/01/28(b)	300	303,031
Series G-1, 5.00%, 07/01/29(b)	300	302,445
Series G-1, 5.00%, 07/01/30(b)	300	301,499
Series G-1, 5.00%, 07/01/32(b)	425	425,297

Security	Par (000)	Value

Connecticut (continued)
Connecticut State Health & Educational Facilities Authority, Refunding RB (continued)
Series G-1, 5.00%, 07/01/34(b)	$355	$354,163
Series I-1, 5.00%, 07/01/35	400	424,591
State of Connecticut, GO, Series A, 5.00%, 04/15/33	7,000	7,669,428

		12,787,399

Delaware — 0.9%
County of Kent Delaware, RB
Series A, 5.00%, 07/01/24	705	706,641
Series A, 5.00%, 07/01/25	805	811,405
Series A, 5.00%, 07/01/26	850	860,617
Series A, 5.00%, 07/01/27	890	903,772
Series A, 5.00%, 07/01/28	935	948,929
Delaware State Economic Development Authority, Refunding RB(a)
Series A, 1.25%, 10/01/45	6,035	5,645,216
Series B, 1.25%, 10/01/40	500	467,706
Delaware State Health Facilities Authority, RB, 4.00%, 06/01/35	1,250	1,210,612
Delaware Transportation Authority, Refunding RB, 5.00%, 09/01/30	2,000	2,284,902

		13,839,800

District of Columbia — 1.2%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/30	17,325	18,690,284

Florida — 6.4%
Capital Projects Finance Authority, RB, Series A-1, 5.00%, 10/01/30	1,000	1,048,140
Capital Trust Agency, Inc., RB(b)
Series A, 4.00%, 06/15/29	1,420	1,346,398
Series A-1, 3.38%, 07/01/31	1,810	1,671,392
Central Florida Expressway Authority, Refunding RB
Senior Lien, 5.00%, 07/01/32	1,610	1,755,450
Senior Lien, 5.00%, 07/01/33	2,750	2,996,481
City of Lakeland Florida, Refunding RB, 5.00%, 11/15/30	3,750	3,904,389
County of Miami-Dade Florida Water & Sewer System Revenue, RB, 5.00%, 10/01/27	5,000	5,390,416
County of Miami-Dade Florida, Refunding RB, Series B, 4.00%, 04/01/32	6,690	6,883,716
County of Palm Beach Florida, RB, 5.00%, 04/01/29(b)	915	927,087
County of St. Johns Florida Water & Sewer Revenue, Refunding RB, CAB(c)
Series B, 0.00%, 06/01/30	2,000	1,677,226
Series B, 0.00%, 06/01/31	1,295	1,054,224
Series B, 0.00%, 06/01/32	2,495	1,966,228
Double Branch Community Development District, Refunding SAB, Series A-1, Senior Lien, 4.13%, 05/01/31	1,200	1,200,886
Florida Development Finance Corp., RB
AMT, 5.00%, 05/01/29(b)	7,430	7,162,266
AMT, 3.00%, 06/01/32	3,000	2,407,950
Florida Development Finance Corp., Refunding RB(b)
4.00%, 06/01/24	105	104,423
4.00%, 06/01/25	100	97,877
4.00%, 06/01/26	110	105,980
4.00%, 09/15/30	470	440,979
Hillsborough County Aviation Authority, ARB, AMT, 5.00%, 10/01/30	2,325	2,555,795

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Lakewood Ranch Stewardship District, Refunding SAB, 3.20%, 05/01/30(b)	$540	$510,052
Lakewood Ranch Stewardship District, SAB, 5.40%, 05/01/28	1,000	1,022,822
Lakewood Ranch Stewardship District, SAB, S/F Housing, 3.40%, 05/01/30	375	355,720
LT Ranch Community Development District, SAB, 3.40%, 05/01/30	985	937,908
Miami Beach Health Facilities Authority, Refunding RB, 5.00%, 11/15/30	1,000	1,011,915
Orange County Convention Center/Orlando, Refunding RB, 5.00%, 10/01/30	11,470	13,176,138
Palm Beach County Health Facilities Authority, Refunding RB, 5.00%, 11/15/32	19,820	20,547,298
Sarasota National Community Development District, Refunding SAB, 3.50%, 05/01/31	1,000	936,097
School Board of Miami-Dade County, Refunding COP, Series A, 5.00%, 05/01/32	9,000	9,429,274
St Johns County Industrial Development Authority, Refunding RB
4.00%, 12/15/25	180	175,935
4.00%, 12/15/28	200	188,051
4.00%, 12/15/29	215	199,283
4.00%, 12/15/30	195	178,177
4.00%, 12/15/31	205	184,986
Tolomato Community Development District, Refunding SAB, Sub-Series A-2, 3.85%, 05/01/29	520	508,765
Village Community Development District No. 15, SAB, 4.25%, 05/01/28(b)	730	727,983
Village Community Development District No. 5, Refunding SAB
3.50%, 05/01/28	4,635	4,636,251
4.00%, 05/01/33	890	890,606
4.00%, 05/01/34	1,965	1,966,343

		102,280,907

Georgia — 6.1%
City of Atlanta Georgia Department of Aviation, Refunding ARB, Series B, AMT, 5.00%, 07/01/29	4,150	4,524,466
Georgia Ports Authority, ARB, 5.00%, 07/01/30	1,175	1,351,921
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/29	1,250	1,312,772
Series A, 5.00%, 05/15/30	8,000	8,406,178
Series A, 4.00%, 07/01/52(a)	3,500	3,510,325
Series A, 4.00%, 09/01/52(a)	15,000	14,997,400
Series A, 5.00%, 06/01/53(a)	11,185	11,831,269
Series B, 5.00%, 12/01/52(a)	20,190	21,195,463
Series C, 4.00%, 05/01/52(a)	5,360	5,366,114
Main Street Natural Gas, Inc., Refunding RB, Series E-1, 5.00%, 12/01/53(a)	9,865	10,517,668
Municipal Electric Authority of Georgia, RB, Series A, 5.00%, 01/01/34	8,000	8,638,310
Municipal Electric Authority of Georgia, Refunding RB
Series A, 5.00%, 01/01/29	2,000	2,182,861
Series A, 5.00%, 01/01/30	1,905	2,114,008
Series A, Subordinate, 5.00%, 01/01/29	1,200	1,309,717
Series A, Subordinate, 5.00%, 01/01/30	1,250	1,386,148

		98,644,620

Security	Par (000)	Value

Guam — 0.2%
Territory of Guam, Refunding RB
Series A, 5.00%, 11/01/30	$500	$531,631
Series F, 5.00%, 01/01/30	1,160	1,253,721
Series F, 5.00%, 01/01/31	1,250	1,361,827

		3,147,179

Idaho — 0.0%
Idaho Housing & Finance Association, RB, Series A, 4.63%, 07/01/29(b)	155	152,320

Illinois — 10.2%
Chicago Board of Education, Refunding GO, Series C, 5.00%, 12/01/30	7,025	7,278,723
Chicago Housing Authority, RB, M/F Housing
Series A, 5.00%, 01/01/33	3,000	3,180,479
Series A, 5.00%, 01/01/35	1,500	1,586,243
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/33	5,000	5,009,989
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 4.00%, 01/01/27	5,000	5,002,269
Series B, Senior Lien, 5.00%, 01/01/33	6,000	6,383,785
Chicago Transit Authority Capital Grant Receipts Revenue, Refunding RB, 5.00%, 06/01/26	3,000	3,099,904
City of Chicago Illinois, Refunding GO, Series B, 4.00%, 01/01/30	1,053	1,090,337
Illinois Finance Authority, RB, Sustainability Bonds, 5.00%, 07/01/30	1,500	1,725,726
Illinois Finance Authority, Refunding RB
5.00%, 08/15/30	4,515	5,122,585
Series A, 4.00%, 11/01/24	425	417,450
Series A, 5.00%, 11/01/26	460	442,765
Series A, 5.00%, 11/01/28	1,745	1,632,724
Series A, 5.00%, 11/01/29	1,840	1,695,864
Series A, 5.00%, 10/01/30	1,000	1,058,549
Series A, 5.00%, 11/01/30	1,935	1,757,097
Series A, 5.00%, 11/15/31	8,415	8,516,162
Series A, 4.00%, 10/01/32	1,000	1,033,522
Series A, 5.00%, 11/15/32	2,075	2,099,501
Series A, 4.00%, 02/01/33	12,850	12,860,994
Series A, 5.00%, 11/15/33	2,125	2,149,456
Series B, 5.00%, 08/15/30	3,205	3,399,454
Series B, 5.25%, 05/01/42(a)	1,750	1,713,473
Series C, 5.00%, 02/15/30	12,000	12,681,101
Illinois State Toll Highway Authority, Refunding RB, Series A, 4.00%, 12/01/31	20,000	20,500,369
Kane McHenry Cook & De Kalb Counties Unit School District No. 300, Refunding GO, Series A, 5.00%, 01/01/30	6,350	6,730,694
Metropolitan Pier & Exposition Authority, Refunding RB
5.00%, 12/15/28	1,200	1,264,596
5.00%, 12/15/30	1,385	1,464,172
Sales Tax Securitization Corp., Refunding RB, Series A, 2nd Lien, 5.00%, 01/01/30	11,000	12,326,611
State of Illinois, GO
Series A, 5.00%, 12/01/26	10,805	11,358,916
Series A, 5.00%, 12/01/28	9,950	10,652,651
Series A, 5.00%, 03/01/32	1,500	1,670,281

22	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/30	$7,000	$7,575,130
Upper Illinois River Valley Development Authority, Refunding RB, 4.00%, 01/01/31(b)	260	246,341

		164,727,913

Indiana — 0.4%
Indiana Finance Authority, Refunding RB
Series A, 4.13%, 12/01/26	3,665	3,628,530
Series B, 4.85%, 03/01/39(a)	1,010	989,841
Northern Indiana Commuter Transportation District, RB
5.00%, 07/01/32	1,000	1,056,270
5.00%, 07/01/33	1,400	1,478,751

		7,153,392

Iowa(a) — 1.5%
Iowa Finance Authority, RB, AMT, 1.50%, 01/01/42	2,750	2,731,388
PEFA, Inc., RB, 5.00%, 09/01/49	21,415	21,854,155

		24,585,543

Kansas — 0.2%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/24	1,550	1,550,699
City of Manhattan Kansas, Refunding RB, Series A, 4.00%, 06/01/26	315	309,310
City of Shawnee Kansas, RB, 4.00%, 08/01/31(b)	500	475,769
Wyandotte County-Kansas City Unified Government Utility System Revenue, RB, Series A, 5.00%, 09/01/33	1,370	1,417,393

		3,753,171

Kentucky — 0.9%
Kentucky Public Energy Authority, RB, Series A-1, 4.00%, 08/01/52(a)	4,225	4,212,706
Kentucky Public Transportation Infrastructure Authority, RB, CAB
Series B, 0.00%, 07/01/30(c)	1,230	876,957
Series C, Convertible, 6.40%, 07/01/33(d)	1,500	1,799,212
Louisville/Jefferson County Metropolitan Government, Refunding RB, Series A, 5.00%, 10/01/32	7,300	7,650,429

		14,539,304

Louisiana — 1.3%
City of Ruston Louisiana Sales Tax Revenue, RB
(AGM), 5.00%, 06/01/29	1,060	1,111,587
(AGM), 5.00%, 06/01/30	1,000	1,048,691
(AGM), 5.00%, 06/01/31	1,020	1,069,657
(AGM), 5.00%, 06/01/32	1,225	1,284,622
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, 5.00%, 08/15/30	4,700	4,979,750
Louisiana Local Government Environmental Facilities & Community Development Authority, Refunding RB, Series A, 2.00%, 06/01/30	1,250	1,146,962
Louisiana Public Facilities Authority, RB(b)
Series A, 5.00%, 06/01/29	700	690,978
Series A, 5.00%, 04/01/30	520	509,488
Series A, 5.00%, 06/01/31	500	483,329
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/29	1,235	1,282,338
5.00%, 05/15/30	990	1,027,815
3.00%, 05/15/31	2,225	2,120,053

Security	Par (000)	Value

Louisiana (continued)
Louisiana Public Facilities Authority, Refunding RB (continued)
5.00%, 05/15/32	$1,485	$1,541,746
5.00%, 05/15/33	2,175	2,258,038

		20,555,054

Maine — 0.2%
City of Portland Maine General Airport Revenue, Refunding RB
Sustainability Bonds, 5.00%, 01/01/33	695	764,489
Sustainability Bonds, 5.00%, 01/01/34	305	335,255
Sustainability Bonds, 4.00%, 01/01/35	1,000	1,027,496
Maine Turnpike Authority, RB
5.00%, 07/01/29	300	336,679
5.00%, 07/01/30	275	314,451

		2,778,370

Maryland — 1.8%
Anne Arundel County Consolidated Special Taxing District, ST
4.20%, 07/01/24	165	165,208
4.90%, 07/01/30	1,315	1,318,353
City of Baltimore Maryland, Refunding RB, Convertible, 5.00%, 09/01/31	1,250	1,253,705
County of Prince George’s Maryland, TA, 5.00%, 07/01/30(b)	585	581,908
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/33	1,765	1,886,694
Maryland Health & Higher Educational Facilities Authority, Refunding RB
5.00%, 07/01/29	2,200	2,237,857
5.00%, 07/01/31	2,400	2,490,622
5.00%, 07/01/32	500	532,680
5.00%, 07/01/33	2,585	2,686,856
5.00%, 07/01/34	775	821,640
Series A, 5.00%, 01/01/31	2,865	2,961,382
Series A, 5.00%, 01/01/32	3,010	3,109,470
Series A, 5.00%, 01/01/33	3,165	3,268,507
State of Maryland, GO, Series 1, 3.00%, 03/15/34	5,000	4,883,348

		28,198,230

Massachusetts — 1.1%
Commonwealth of Massachusetts, GO, Series I, 5.00%, 12/01/33	5,000	5,343,703
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB, CAB, Series A, 0.00%, 07/01/32(c)	4,000	2,857,075
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/33	1,070	1,098,563
Massachusetts Development Finance Agency, Refunding RB
Series A, 5.00%, 01/01/32	2,020	2,093,970
Series A, 5.00%, 01/01/33	1,500	1,552,764
Series A, 5.00%, 01/01/34	2,085	2,152,114
Series A, 5.00%, 01/01/35	2,000	2,057,216

		17,155,405

Michigan — 2.6%
City of Detroit Michigan, GO
5.00%, 04/01/26	735	756,061
5.00%, 04/01/27	580	602,873
5.00%, 04/01/28	665	697,238
5.00%, 04/01/29	665	694,995
5.00%, 04/01/30	510	531,871

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
City of Detroit Michigan, GO (continued)
5.00%, 04/01/31	$735	$764,869
5.00%, 04/01/32	625	649,823
5.00%, 04/01/33	830	862,993
Michigan Finance Authority, Refunding RB
5.00%, 04/15/30	4,000	4,533,828
5.30%, 04/15/47(a)	16,595	16,428,040
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 0.55%, 04/01/25	985	945,148
Michigan Strategic Fund, RB
AMT, 5.00%, 06/30/30	1,325	1,387,552
AMT, 5.00%, 12/31/32	2,000	2,112,520
AMT, Sustainability Bonds, 4.00%, 10/01/61(a)	3,690	3,642,294
Michigan Strategic Fund, Refunding RB
5.00%, 11/15/29	1,260	1,274,261
5.00%, 11/15/34	1,410	1,413,659
Saginaw Valley State University, Refunding RB
Series A, 5.00%, 07/01/31	2,070	2,154,863
Series A, 5.00%, 07/01/32	1,430	1,488,672
State of Michigan Trunk Line Revenue, RB, 5.00%, 11/15/30	800	926,410

		41,867,970

Minnesota — 0.5%
City of Spring Lake Park Minnesota, RB, 4.00%, 06/15/29	1,185	1,135,678
Minnesota Housing Finance Agency, RB, S/F Housing
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.90%, 01/01/30	465	489,220
Series L, AMT, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.95%, 07/01/30	490	518,297
Sartell-St Stephen Independent School District No. 748, GO, CAB(c)
Series B, 0.00%, 02/01/30	3,915	3,076,830
Series B, 0.00%, 02/01/31	2,190	1,654,165
Series B, 0.00%, 02/01/32	1,450	1,050,399

		7,924,589

Mississippi — 1.2%
Mississippi Development Bank, Refunding RB
Series A, (AGM), 5.00%, 03/01/30	2,280	2,365,513
Series A, (AGM), 5.00%, 03/01/31	1,595	1,654,616
Series A, (AGM), 5.00%, 03/01/32	2,000	2,076,198
Series A, (AGM), 5.00%, 03/01/33	1,275	1,322,369
State of Mississippi Gaming Tax Revenue, RB, Series E, 5.00%, 10/15/33	12,225	12,591,211

		20,009,907

Missouri — 0.5%
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.00%, 05/15/31	1,175	1,229,693
4.00%, 05/15/32	1,680	1,719,981
4.00%, 05/15/33	2,000	2,046,558
Series A, 4.00%, 11/15/33	2,010	2,010,809
Industrial Development Authority of the City of St. Louis Missouri, Refunding RB, Series A, 3.88%, 11/15/29	810	709,379
St Louis Land Clearance for Redevelopment Authority, Refunding RB, 3.88%, 10/01/35	410	381,891

		8,098,311

Security	Par (000)	Value

Montana — 0.6%
City of Forsyth Montana, Refunding RB, Series A, 3.90%, 03/01/31(a)	$10,050	$9,931,415

Nebraska — 0.1%
Elkhorn School District, GO
4.00%, 12/15/32	325	347,231
4.00%, 12/15/33	375	399,996

		747,227

Nevada — 0.4%
County of Clark Nevada, Refunding GO, Series B, 4.00%, 11/01/34	5,000	5,134,940
State of Nevada Department of Business & Industry, RB
Series A, 5.00%, 07/15/27	290	293,134
Series A, 4.50%, 12/15/29(b)	430	424,780

		5,852,854

New Hampshire — 0.6%
New Hampshire Business Finance Authority, Refunding RB
4.00%, 01/01/28	285	273,159
4.00%, 01/01/29	300	285,526
4.00%, 01/01/30	280	267,135
Class A, AMT, 4.25%, 10/01/33(a)	7,180	7,091,521
Series A, AMT, 4.00%, 11/01/27(b)	2,205	2,120,028

		10,037,369

New Jersey — 16.6%
Atlantic City Board of Education, Refunding GO
(AGM), 4.00%, 04/01/30	170	176,294
(AGM), 4.00%, 04/01/31	175	181,059
Industrial Pollution Control Financing Authority of Gloucester County, Refunding RB, Series A, AMT, 5.00%, 12/01/24(e)	340	341,212
New Jersey Economic Development Authority, ARB
5.25%, 09/15/29	6,500	6,509,268
Series A, AMT, 5.63%, 11/15/30	1,740	1,748,186
Series B, AMT, 5.63%, 11/15/30	1,315	1,325,154
New Jersey Economic Development Authority, RB
Series A, 4.00%, 06/15/29(b)	525	512,226
Series A, 4.00%, 07/01/29	335	336,446
Series A, 5.00%, 06/15/32	4,500	4,877,508
Series C, 5.00%, 06/15/32	3,600	3,902,006
Series DDD, 5.00%, 06/15/27(f)	2,000	2,153,492
AMT, 5.00%, 01/01/28	4,705	4,706,144
Series QQQ, Sustainability Bonds, 5.00%, 06/15/30	600	681,056
New Jersey Economic Development Authority, Refunding RB
(AGM), 5.00%, 06/01/28	1,000	1,045,214
5.00%, 01/01/29	1,945	1,894,714
(AGM), 5.00%, 06/01/30	1,500	1,573,563
(AGM), 5.00%, 06/01/31	1,750	1,836,032
(AGM), 4.00%, 06/01/32	2,125	2,150,630
Series MMM, 4.00%, 06/15/35	5,000	5,215,403
Sub-Series A, 4.00%, 07/01/32	9,855	9,868,077
Series A, AMT, 2.20%, 10/01/39(a)	4,000	3,512,717
New Jersey Economic Development Authority, Refunding SAB, 5.75%, 04/01/31	5,000	4,637,379
New Jersey Educational Facilities Authority, RB, Series A, 4.00%, 09/01/30	5,860	5,889,820

24	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Health Care Facilities Financing Authority, Refunding RB
5.00%, 07/01/28	$1,500	$1,540,798
5.00%, 07/01/29	4,150	4,337,869
5.00%, 07/01/30	3,500	3,654,278
Series A, 5.00%, 07/01/30	11,245	11,811,938
New Jersey Higher Education Student Assistance Authority, RB
Series 1A, AMT, 5.00%, 12/01/25	5,500	5,631,269
Series 1A, AMT, 5.00%, 12/01/26	2,250	2,302,063
Series A, AMT, 4.00%, 12/01/32	750	769,519
Series A, AMT, 4.00%, 12/01/33	605	620,745
Series A, AMT, 4.00%, 12/01/34	300	309,251
Series A, AMT, 4.00%, 12/01/35	300	310,214
Series B, AMT, 5.00%, 12/01/30	5,000	5,423,005
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	10,165	9,717,313
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.25%, 06/15/27	4,225	4,347,341
Series AA, 5.25%, 06/15/28	4,500	4,631,893
Series BB, 5.00%, 06/15/30	1,500	1,657,577
Series C, (NPFGC), 0.00%, 12/15/30(c)	45,000	36,115,071
Series C, 5.25%, 06/15/32	10,000	10,190,237
Series D, 5.00%, 06/15/32	5,000	5,084,479
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 06/15/30	6,600	6,917,233
Series A, 5.00%, 12/15/30	21,325	23,369,167
Newark Housing Authority, Refunding RB, (NPFGC), 5.25%, 01/01/27	5,000	5,217,874
South Jersey Transportation Authority, Refunding RB, Series A, 5.00%, 11/01/33	500	503,441
State of New Jersey, GO, Series A, 4.00%, 06/01/30	26,000	27,938,301
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/30	16,740	17,869,831
Series A, 5.00%, 06/01/32	8,270	8,804,798
Township of Irvington New Jersey, Refunding GO, Series A, (AGM SAW), 5.00%, 07/15/24(f)	3,450	3,479,840

		267,628,945

New Mexico — 0.1%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/34	480	444,992
City of Santa Fe New Mexico, Refunding RB, 5.00%, 05/15/32	1,000	942,008
New Mexico Educational Assistance Foundation, RB
Series A-1, AMT, 3.75%, 09/01/31	100	101,112
Series A-1, AMT, 3.88%, 04/01/34	20	20,226
Series A-2, AMT, 3.80%, 11/01/32	100	101,131
Series A-2, AMT, 3.80%, 09/01/33	100	101,060

		1,710,529

New York — 5.7%
Build NYC Resource Corp., Refunding RB, AMT, 4.50%, 01/01/25(b)	185	186,244
County of Nassau New York, GO
Series A, (AGM), 5.00%, 04/01/34	4,165	4,587,391
Series A, (AGM), 5.00%, 04/01/35	4,385	4,819,950
Genesee County Funding Corp., Refunding RB, Series A, 5.00%, 12/01/30	500	538,477
Hempstead Town Local Development Corp., Refunding RB
5.00%, 06/01/30	200	222,188
5.00%, 06/01/31	300	337,726

Security	Par (000)	Value

New York (continued)
Hempstead Town Local Development Corp., Refunding RB (continued)
5.00%, 06/01/32	$100	$112,354
Metropolitan Transportation Authority, Refunding RB
2nd Sub Series, (AGM), 4.41%, 11/01/32(a)	2,875	2,863,585
Sub-Series C-1, Sustainability Bonds, 5.00%, 11/15/34	10,000	10,784,037
Metropolitan Transportation Authority, Refunding RB, CAB, Series A, 0.00%, 11/15/30(c)	13,000	10,414,590
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series B-1, 5.00%, 08/01/30	4,980	5,406,098
New York State Energy Research & Development Authority, Refunding RB, Series D, 3.50%, 10/01/29	9,000	8,950,960
New York State Environmental Facilities Corp., RB, AMT, 5.13%, 09/01/50(a)(b)	2,250	2,283,277
New York Transportation Development Corp., ARB
AMT, 5.00%, 01/01/30	2,590	2,670,898
AMT, 5.00%, 01/01/31	5,000	5,179,640
Series A, AMT, 4.00%, 07/01/32	5,500	5,477,123
Series A, AMT, 4.00%, 07/01/33	6,000	5,929,777
New York Transportation Development Corp., RB
AMT, 4.00%, 10/01/30	13,140	13,108,925
AMT, 4.00%, 10/31/34	350	353,513
New York Transportation Development Corp., Refunding ARB, AMT, 3.00%, 08/01/31	2,275	2,082,268
New York Transportation Development Corp., Refunding RB
Series A, AMT, 5.00%, 12/01/28	350	373,381
Series A, AMT, 5.00%, 12/01/29	235	253,057
Series A, AMT, 5.00%, 12/01/30	250	273,247
Port Authority of New York & New Jersey, Refunding ARB, Series 223, AMT, 5.00%, 07/15/30	3,730	4,099,623

		91,308,329

North Carolina — 1.8%
City of Charlotte North Carolina, Refunding GO
Series A, 5.00%, 06/01/28	330	364,839
Series A, 5.00%, 06/01/29	350	395,706
Series A, 5.00%, 06/01/30	485	559,208
North Carolina Medical Care Commission, RB
4.00%, 09/01/33	355	335,602
4.00%, 09/01/34	185	173,082
Series A, 4.00%, 10/01/27	600	592,788
North Carolina Medical Care Commission, Refunding RB, 5.00%, 10/01/30	1,500	1,488,175
North Carolina Turnpike Authority, Refunding RB, CAB, Series C, (SAP), 0.00%, 07/01/30(c)	550	405,134
University of North Carolina at Chapel Hill, Refunding RB(a)
Series A, 4.26%, 12/01/34	7,000	6,987,466
Series A, 4.26%, 12/01/41	17,845	17,938,923

		29,240,923

Ohio — 1.4%
Akron Bath Copley Joint Township Hospital District, Refunding RB, Class A, 5.00%, 11/15/30	1,010	1,146,720
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/31	460	450,386
American Municipal Power, Inc., Refunding RB, Series A-2, 1.00%, 02/15/48(a)	6,000	5,904,294
Ohio Air Quality Development Authority, Refunding RB
3.25%, 09/01/29	4,450	4,095,493
4.00%, 09/01/30(a)	1,650	1,665,439

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Ohio (continued)
Ohio Air Quality Development Authority, Refunding RB (continued)
Series A, AMT, 4.25%, 11/01/39(a)	$1,525	$1,540,145
Ohio State University, RB, Class A, Sustainability Bonds, 5.00%, 12/01/30	3,320	3,854,538
State of Ohio, RB
AMT, (AGM), 5.00%, 12/31/29	1,625	1,663,073
AMT, (AGM), 5.00%, 12/31/30	2,400	2,456,747

		22,776,835

Oklahoma — 0.6%
Norman Regional Hospital Authority, Refunding RB
5.00%, 09/01/29	2,150	2,182,486
5.00%, 09/01/30	5,130	5,273,457
Oklahoma Capitol Improvement Authority, RB, Series B, 5.00%, 07/01/30	2,150	2,436,882

		9,892,825

Oregon — 0.9%
Oregon Health & Science University, Refunding RB, Series B, 5.00%, 07/01/35	7,390	7,777,614
Oregon State Facilities Authority, Refunding RB, Series B, 5.00%, 06/01/30	4,750	5,245,643
Port of Morrow Oregon, Refunding GO
Series A, 4.00%, 06/01/30	1,205	1,247,530
Series D, 4.00%, 12/01/30	880	913,609

		15,184,396

Pennsylvania — 18.2%
Allegheny County Higher Education Building Authority, Refunding RB, 4.06%, 02/01/33(a)	6,250	6,230,667
Allegheny County Hospital Development Authority, RB, Series D2, 5.25%, 11/15/47(a)	5,205	5,104,837
Allegheny County Hospital Development Authority, Refunding RB
Series A, 5.00%, 04/01/31	3,075	3,280,856
Series A, 5.00%, 04/01/34	3,345	3,550,438
Series A, 5.00%, 04/01/35	1,000	1,057,758
Allentown City School District, Refunding GO, Series B, (BAM SAW), 5.00%, 02/01/31	4,000	4,329,926
Allentown Neighborhood Improvement Zone Development Authority, RB(b)
5.00%, 05/01/28	835	851,313
5.00%, 05/01/32	9,310	9,424,949
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB
5.00%, 05/01/29	450	482,017
5.00%, 05/01/30	450	487,343
Bucks County Industrial Development Authority, RB
5.00%, 07/01/29	555	539,191
5.00%, 07/01/30	700	677,040
Chester County Health and Education Facilities Authority, Refunding RB
Series A, 5.00%, 12/01/30	2,180	1,821,811
Series A, 5.00%, 10/01/32	1,450	1,547,048
Chester County Industrial Development Authority, SAB, 4.38%, 03/01/28(b)	197	196,589
City of Philadelphia Pennsylvania Airport Revenue, Refunding RB, Series A, 5.00%, 07/01/30	5,000	5,697,450
City of Philadelphia Pennsylvania, Refunding GO
(AGM), 5.00%, 08/01/30	9,235	9,974,575
(AGM), 4.00%, 08/01/32	6,000	6,238,488
Series A, 5.00%, 08/01/30	4,500	4,831,354

Security	Par (000)	Value

Pennsylvania (continued)
Clarion County Industrial Development Authority, Refunding RB, AMT, 2.45%, 12/01/39(a)	$4,200	$3,807,620
Commonwealth Financing Authority, RB, 5.00%, 06/01/32	6,000	6,443,506
Commonwealth of Pennsylvania, Refunding GO, Series 1, 4.00%, 01/01/30	7,000	7,266,183
Cumberland County Municipal Authority, Refunding RB
5.00%, 01/01/29	570	571,354
5.00%, 01/01/30	1,285	1,288,878
5.00%, 01/01/32	1,510	1,530,198
Dauphin County General Authority, Refunding RB, Series A, 4.00%, 06/01/31	2,275	2,329,874
East Hempfield Township Industrial Development Authority, RB, 5.00%, 07/01/25(f)	825	849,098
Geisinger Authority, Refunding RB
Series A-2, 5.00%, 02/15/32	4,000	4,223,434
Series A-2, 5.00%, 02/15/34	1,750	1,844,026
Lancaster County Hospital Authority, Refunding RB, Series A, 3.00%, 08/15/30	2,535	2,535,219
Latrobe Industrial Development Authority, Refunding RB, 5.00%, 03/01/30	150	155,617
Lehigh County Industrial Development Authority, Refunding RB, Series A, 3.00%, 09/01/29	15,000	14,601,941
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 09/01/35	1,735	1,762,872
4.00%, 09/01/36	1,500	1,512,856
Series A, 5.00%, 09/01/31	1,750	1,875,401
Series A, 5.00%, 09/01/32	1,315	1,397,124
Montgomery County Industrial Development Authority, Refunding RB
5.00%, 01/01/30	2,000	1,893,321
4.10%, 04/01/53(a)	7,905	8,038,361
Series A, 5.25%, 01/15/25(f)	3,250	3,319,512
Northampton County General Purpose Authority, Refunding RB, 5.00%, 11/01/34	5,400	5,848,323
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 5.00%, 04/15/30	2,500	2,791,121
AMT, 5.00%, 12/31/29	8,750	9,087,247
AMT, 5.00%, 06/30/30	3,500	3,720,397
AMT, 5.00%, 12/31/30	13,100	13,431,012
AMT, 5.00%, 12/31/34	16,500	16,860,503
Pennsylvania Economic Development Financing Authority, Refunding RB, 5.00%, 03/15/31	4,500	4,729,067
Pennsylvania Higher Educational Facilities Authority, RB
Series AT-1, 5.00%, 06/15/30	7,810	8,205,211
Series AT-1, 5.00%, 06/15/30(f)	100	105,184
Pennsylvania Higher Educational Facilities Authority, Refunding RB
5.00%, 05/01/30	425	439,862
5.00%, 05/01/31	1,275	1,318,558
4.00%, 05/01/32	3,000	2,403,875
5.00%, 05/01/32	1,750	1,806,984
5.00%, 05/01/33	3,320	3,423,297
5.00%, 05/01/35	1,000	1,027,165
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 137, Sustainability Bonds, 1.90%, 04/01/30	1,625	1,486,495
Series 137, Sustainability Bonds, 1.95%, 10/01/30	875	795,110
Pennsylvania Housing Finance Agency, Refunding RB, Series 125A, AMT, 3.40%, 10/01/32	8,890	8,388,610

26	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Turnpike Commission, RB
Series B, 5.00%, 12/01/29	$800	$906,876
Series B, 5.00%, 12/01/30	620	714,599
Sub-Series B-1, 5.00%, 06/01/31	3,000	3,227,678
Sub-Series B-1, 5.00%, 06/01/32	4,075	4,383,841
Sub-Series B-1, 5.00%, 06/01/33	4,000	4,303,057
Pennsylvania Turnpike Commission, Refunding RB
2nd Sub Series, 5.00%, 12/01/32	1,000	1,086,181
2nd Sub Series, 5.00%, 12/01/33	1,815	1,969,927
2nd Sub Series, 5.00%, 12/01/34	1,500	1,625,061
2nd Sub Series, 5.00%, 12/01/35	2,005	2,155,141
Series B, 5.00%, 12/01/30	330	380,351
Sub-Series B-2, (AGM), 5.00%, 06/01/34	4,000	4,283,540
Philadelphia Authority for Industrial Development, RB, 4.00%, 06/15/29	300	285,997
Philadelphia Gas Works Co., RB, Series A, (AGM), 5.00%, 08/01/30	800	907,677
Philadelphia Gas Works Co., Refunding RB, Series 14-T, 5.00%, 10/01/30	425	446,691
Pittsburgh Water & Sewer Authority, RB, Series B, (AGM), 5.00%, 09/01/30	205	232,091
School District of Philadelphia, GO
Series A, (SAW), 5.00%, 09/01/24	1,500	1,511,912
Series A, (SAW), 5.00%, 09/01/25	1,300	1,330,570
Series A, (SAW), 5.00%, 09/01/26	3,250	3,385,668
Series A, (SAW), 5.00%, 09/01/27	2,675	2,839,284
Series A, (SAW), 5.00%, 09/01/28	1,630	1,761,305
Series A, (SAW), 5.00%, 09/01/30	2,380	2,652,479
Southeastern Pennsylvania Transportation Authority, RB, 5.00%, 06/01/30	5,000	5,631,356
Wayne County Hospital & Health Facilities Authority, RB
Series A, (GTD), 5.00%, 07/01/31	460	489,795
Series A, (GTD), 4.00%, 07/01/33	440	449,954
West Cornwall Township Municipal Authority, Refunding RB
Series A, 4.00%, 11/15/27	130	126,524
Series A, 4.00%, 11/15/28	105	101,836
Series A, 4.00%, 11/15/29	140	133,402
Series A, 4.00%, 11/15/30	190	179,703
Series A, 4.00%, 11/15/31	200	187,699
Westmoreland County Municipal Authority, Refunding RB
(BAM), 5.00%, 08/15/27	1,500	1,545,118
(BAM), 5.00%, 08/15/31	5,000	5,400,582
(BAM), 5.00%, 08/15/32	17,945	19,373,545

		293,447,506

Puerto Rico — 5.3%
Commonwealth of Puerto Rico, GO
Series A-1, Restructured, 5.63%, 07/01/29	1,533	1,657,301
Series A-1, Restructured, 5.75%, 07/01/31	5,097	5,646,089
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/29	14,055	11,402,465
Series A-1, Restructured, 0.00%, 07/01/31	38,523	28,780,889
Series A-1, Restructured, 0.00%, 07/01/33	43,149	29,478,244
Series B-1, Restructured, 0.00%, 07/01/31	5,755	4,275,801
Series B-1, Restructured, 0.00%, 07/01/33	6,477	4,411,689

		85,652,478

Security	Par (000)	Value

Rhode Island — 1.0%
Rhode Island Health and Educational Building Corp., Refunding RB, 5.00%, 05/15/30	$1,500	$1,555,519
Rhode Island Student Loan Authority, RB
Series A, AMT, 5.00%, 12/01/29	1,950	2,102,596
Series A, AMT, 5.00%, 12/01/30	1,300	1,418,536
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/28	2,750	2,777,083
Series A, 5.00%, 06/01/29	4,500	4,545,981
Series A, 5.00%, 06/01/30	4,215	4,258,148

		16,657,863

South Carolina — 1.1%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	3,200	3,427,536
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/35	10,000	10,503,832
South Carolina Public Service Authority, Refunding RB, Series A, 5.00%, 12/01/31	2,800	3,147,116

		17,078,484

Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/36	2,000	2,016,930
Chattanooga-Hamilton County Hospital Authority, Refunding RB, Series A, 5.00%, 10/01/31	6,210	6,239,944
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/31	1,300	1,344,297
Tennergy Corp., RB, Series A, 4.00%, 12/01/51(a)	6,000	6,033,609
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	5,000	5,312,850

		20,947,630

Texas — 14.3%
Arlington Higher Education Finance Corp., RB, 4.00%, 06/15/31	3,030	2,770,337
Central Texas Regional Mobility Authority, RB, Series A, Senior Lien, 5.00%, 07/01/25(f)	4,275	4,396,418
Central Texas Turnpike System, RB
Series C, 5.00%, 08/15/32	12,500	12,567,095
Series C, 5.00%, 08/15/33	14,000	14,071,223
City of Austin Texas Airport System Revenue, ARB, AMT, 5.00%, 11/15/30	2,000	2,208,028
City of Austin Texas Water & Wastewater System Revenue, Refunding RB, Series C, 5.00%, 11/15/30	900	1,039,619
City of Houston Texas Airport System Revenue, ARB
AMT, 5.00%, 07/15/28	3,000	3,044,993
Series B-1, AMT, 5.00%, 07/15/30	1,900	1,902,135
City of Houston Texas Airport System Revenue, Refunding RB
Sub-Series D, 5.00%, 07/01/33	7,000	7,622,586
AMT, 4.75%, 07/01/24	3,135	3,140,004
AMT, 5.00%, 07/01/29	14,000	13,982,500
Series C, AMT, 5.00%, 07/15/27	2,000	2,005,000
Sub-Series A, AMT, 5.00%, 07/01/30	1,200	1,305,033
City of Houston Texas Combined Utility System Revenue, Refunding RB, Series B, 1st Lien, Subordinate, 5.00%, 11/15/34	7,315	7,687,736
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/33	1,650	1,653,379
Clifton Higher Education Finance Corp., Refunding RB
Series A, (PSF), 4.00%, 08/15/31	1,250	1,276,255
Series A, 3.95%, 12/01/32	1,650	1,628,239

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
County of Nueces Texas, Refunding GO
4.00%, 02/15/33	$1,165	$1,229,965
4.00%, 02/15/35	725	756,574
Dallas Fort Worth International Airport, Refunding RB, 5.00%, 11/01/32	2,500	2,858,246
DeSoto Independent School District, Refunding GO, (PSF), 5.00%, 08/15/30	3,980	4,460,014
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 5.75%, 01/01/28	480	479,964
Series B, 6.38%, 01/01/33	40	40,010
Harris County Cultural Education Facilities Finance Corp., Refunding RB
Series A, 5.00%, 06/01/28	1,150	1,095,271
Series A, 5.00%, 01/01/33	850	795,336
Series A, 5.00%, 06/01/33	3,000	2,683,513
Leander Independent School District, Refunding GO, CAB(c)
Series D, (PSF), 0.00%, 08/15/24(f)	4,610	3,017,481
Series D, (PSF), 0.00%, 08/15/31	1,200	866,123
Series D, (PSF), 0.00%, 08/15/32	1,875	1,281,149
Love Field Airport Modernization Corp., ARB, AMT, 5.00%, 11/01/26	430	447,028
Matagorda County Navigation District No. 1, Refunding RB
Series A, (AMBAC), 4.40%, 05/01/30	31,120	30,965,143
Series B, (AMBAC), 4.55%, 05/01/30	10,000	9,791,352
Series B-2, 4.00%, 06/01/30	12,995	12,644,302
AMT, 4.25%, 05/01/30	6,855	6,802,311
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(c)(f)	21,370	15,527,567
Mission Economic Development Corp., Refunding RB, AMT, Senior Lien, 4.63%, 10/01/31(b)	3,805	3,752,826
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 4.00%, 08/15/29(b)	335	325,304
Socorro Independent School District, Refunding GO, Series B, (PSF), 4.00%, 08/15/34	3,000	3,107,184
Spring Branch Independent School District, GO, (PSF), 3.00%, 02/01/33	5,000	4,868,811
Tarrant County Cultural Education Facilities Finance Corp., RB
Class F, 5.00%, 11/15/52(a)	3,585	3,986,274
Series B, 5.00%, 07/01/35	6,000	6,472,008
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A-1, 5.00%, 10/01/29	1,000	1,001,416
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB
5.00%, 12/15/30	16,435	17,429,525
5.00%, 12/15/32	5,000	5,327,800
Texas Public Finance Authority, Refunding RB, 4.00%, 12/01/31	1,650	1,690,897
Texas Water Development Board, RB, 5.00%, 10/15/30	3,850	4,440,148

		230,444,122

Security	Par (000)	Value

Utah — 0.5%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/30	$2,980	$3,251,885
Utah Transit Authority, Refunding RB, Subordinate, 4.00%, 12/15/31	5,000	5,076,177

		8,328,062

Virginia — 0.8%
Dulles Town Center Community Development Authority, Refunding SAB, 4.25%, 03/01/26	500	495,333
Hanover County Economic Development Authority, Refunding RB, 4.00%, 07/01/30(b)	1,000	914,386
Loudoun County Economic Development Authority, RB, Series B, VRDN, 3.14%, 02/07/24(a)(g)	10,000	10,000,000
Norfolk Redevelopment & Housing Authority, RB, Series B, 4.00%, 01/01/25	1,650	1,625,050

		13,034,769

Washington — 2.4%
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.78%, 01/01/40(a)	5,750	5,615,182
Port of Seattle Washington, ARB
Series C, AMT, Intermediate Lien, 5.00%, 05/01/33	6,695	6,981,607
Series C, AMT, Intermediate Lien, 5.00%, 05/01/34	6,000	6,238,583
Washington Health Care Facilities Authority, Refunding RB, Series B, 5.00%, 08/15/35	9,485	9,933,252
Washington State Convention Center Public Facilities District, RB, 4.00%, 07/01/31	4,240	4,199,635
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/24	350	351,115
Series A, 5.00%, 07/01/25	350	354,461
Series A, 5.00%, 07/01/26	285	292,118
Series A, 5.00%, 07/01/27	350	363,758
Series A, 5.00%, 07/01/28	550	579,434
Series A, 5.00%, 07/01/29	775	826,475
Series A, 5.00%, 07/01/30	815	878,339
WBRP 3.2, RB
Series A, 5.00%, 01/01/31	1,000	1,029,567
Series A, 5.00%, 01/01/32	1,140	1,173,310

		38,816,836

West Virginia — 0.2%
West Virginia Hospital Finance Authority, RB
Series A, 5.00%, 06/01/31	1,950	2,063,144
Series A, 5.00%, 06/01/33	1,100	1,163,183

		3,226,327

Wisconsin — 2.5%
Public Finance Authority, RB(b)
4.00%, 06/15/30	1,520	1,401,258
5.00%, 01/01/31	650	649,465
Class A, 5.00%, 06/15/31	720	700,502
Series A, 4.00%, 07/15/29	575	556,649
Series A, 4.00%, 03/01/30	1,305	1,246,465
Series A, 3.75%, 06/01/30	345	319,697
Public Finance Authority, Refunding RB
4.00%, 09/01/29(b)	325	295,465
Class A, 3.00%, 12/01/26(b)	250	241,271
Class C, 4.00%, 10/01/41(a)	7,000	7,098,762

28	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB (continued)
AMT, 2.63%, 11/01/25	$3,000	$2,945,863
Class B, AMT, 4.00%, 10/01/46(a)	1,750	1,856,775
Series B, AMT, 5.25%, 07/01/28	1,780	1,780,513
State of Wisconsin, GO, Series A, 4.97%, 05/01/25(a)	12,160	12,088,167
Wisconsin Health & Educational Facilities Authority, Refunding RB, 5.00%, 04/01/35	2,500	2,762,682
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series D, (FNMA), 3.00%, 09/01/32	7,265	6,615,629

		40,559,163

Total Municipal Bonds — 142.7% (Cost: $2,316,041,085)		2,298,492,574

Municipal Bonds Transferred to Tender Option Bond Trusts(h)(i)

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB
Series A, AMT, 4.25%, 11/15/31	8,085	8,090,721
Series A, AMT, 4.25%, 11/15/32	2,230	2,231,710

		10,322,431

Florida — 5.9%
County of Broward Florida Airport System Revenue, ARB
Series Q-1, 4.00%, 10/01/29	17,200	17,216,389
Series Q-1, 4.00%, 10/01/30	18,095	18,112,269
Series Q-1, 4.00%, 10/01/31	18,820	18,837,953
Series Q-1, 4.00%, 10/01/32	19,575	19,593,666
Series Q-1, 4.00%, 10/01/33	20,355	20,374,419

		94,134,696

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 6.5% (Cost: $104,359,983)		104,457,127

Total Long-Term Investments — 149.2% (Cost: $2,420,401,068)		2,402,949,701

Security	Shares	Value

Short-Term Securities

Money Market Funds — 0.5%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(j)(k)	8,145,825	$8,146,639

Total Short-Term Securities — 0.5% (Cost: $8,146,335)		8,146,639

Total Investments — 149.7% (Cost: $2,428,547,403)		2,411,096,340

Other Assets Less Liabilities — 1.3%		19,577,651

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (4.4)%		(70,363,626)

RVMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (46.6)%		(749,783,581)

Net Assets Applicable to Common Shares — 100.0%		$1,610,526,784

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(f)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(g)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Trust could ultimately be required to pay under the agreements, which expire between October 1, 2029 to November 15, 2032, is $71,728,412. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Trust.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$88,184,293	$—	$(80,040,437	)(a)	$6,596	$(3,813)	$8,146,639	8,145,825	$763,161	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal 2030 Target Term Trust (BTT)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$2,298,492,574	$—	$2,298,492,574
Municipal Bonds Transferred to Tender Option Bond Trusts	—	104,457,127	—	104,457,127
Short-Term Securities
Money Market Funds	8,146,639	—	—	8,146,639

	$8,146,639	$2,402,949,701	$—	$2,411,096,340

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(69,569,982)	$—	$(69,569,982)
RVMTP Shares at Liquidation Value	—	(750,000,000)	—	(750,000,000)

	$—	$(819,569,982)	$—	$(819,569,982)

See notes to financial statements.

30	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 4.6%
Black Belt Energy Gas District, RB, Series A, 5.25%, 01/01/54(a)	$3,875	$4,172,843
City of Birmingham Alabama, GO, CAB, Series A-1, Convertible, 5.00%, 09/01/25(b)(c)	1,165	1,203,555
County of Jefferson Alabama, Refunding RB, 5.50%, 10/01/53	1,100	1,206,642
Energy Southeast A Cooperative District, RB, Series B-1, 5.75%, 04/01/54(a)	6,980	7,758,898
Southeast Energy Authority A Cooperative District, RB, Series B, 5.00%, 01/01/54(a)	755	799,975

		15,141,913

Arizona — 1.1%
Arizona Industrial Development Authority, RB(d)
4.38%, 07/01/39	725	645,592
Series A, 5.00%, 07/01/49	690	625,312
Series A, 5.00%, 07/01/54	530	471,794
City of Phoenix Civic Improvement Corp., RB, Junior Lien, 5.25%, 07/01/47	835	951,365
Industrial Development Authority of the County of Pima, Refunding RB, 5.00%, 06/15/49(d)	685	626,279
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(d)	360	337,113

		3,657,455

California — 14.1%
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(d)	155	109,017
California Enterprise Development Authority, RB, 8.00%, 11/15/62(d)	475	469,131
California Health Facilities Financing Authority, Refunding RB, Series B, 5.00%, 11/15/46	3,715	3,826,807
California Infrastructure & Economic Development Bank, RB, Series A, 1st Lien, (AMBAC), 5.00%, 01/01/28(b)	10,100	11,093,266
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/56	195	159,343
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	690	444,727
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	955	713,258
Sustainability Bonds, 5.00%, 09/01/37	120	123,050
Sustainability Bonds, 4.00%, 12/01/56	230	160,234
Series A, Sustainability Bonds, 4.00%, 06/01/58	610	441,434
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	2,370	2,378,962
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Convertible, Election 2013, 6.25%, 08/01/43(c)	1,580	1,562,200
Regents of the University of California Medical Center Pooled Revenue, RB, Series P, 4.00%, 05/15/53	4,100	4,067,565
San Diego County Regional Airport Authority, ARB, Series A, Subordinate, 4.00%, 07/01/51	2,730	2,697,704
San Diego Unified School District, GO, Series C, Election 2008, 0.00%, 07/01/38(e)	2,000	1,195,022
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(e)	1,400	1,122,153

Security	Par (000)	Value

California (continued)
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB, Series B, 4.00%, 11/01/51	$10,000	$10,013,092
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/37(e)	10,000	6,088,551

		46,665,516

Colorado — 0.3%
Sabell Metropolitan District, GO, Series A, 5.00%, 12/01/50(d)	1,055	908,861

Connecticut — 0.3%
Connecticut State Health & Educational Facilities Authority, RB, 4.25%, 07/15/53	1,170	1,141,539

Delaware — 0.7%
County of Kent Delaware, RB
5.00%, 07/01/53	1,810	1,710,470
Series A, 5.00%, 07/01/40	770	771,002

		2,481,472

District of Columbia — 3.9%
District of Columbia Income Tax Revenue, RB, Series A, 5.25%, 05/01/48	1,850	2,073,679
District of Columbia Tobacco Settlement Financing Corp., Refunding RB, 6.75%, 05/15/40	9,225	9,523,981
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, 5.00%, 07/15/48	1,210	1,324,186

		12,921,846

Florida — 5.9%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	1,795	1,800,444
Capital Trust Agency, Inc., RB(d)
Series A, 5.00%, 06/01/45	615	531,871
Series A, 5.50%, 06/01/57	220	193,393
County of Miami-Dade Florida Water & Sewer System Revenue, Refunding RB, Series B, 4.00%, 10/01/49	2,665	2,548,060
County of Pasco Florida, RB, (AGM), 5.00%, 09/01/48	3,090	3,322,439
Escambia County Health Facilities Authority, Refunding RB
5.00%, 08/15/38	1,000	1,030,832
5.00%, 08/15/40	1,050	1,075,125
Florida Development Finance Corp., RB
6.50%, 06/30/57(d)	420	403,010
Series A, 5.00%, 06/15/56	580	561,706
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(d)	340	313,050
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	265	277,709
Orange County Health Facilities Authority, RB, 5.00%, 10/01/53	4,000	4,269,647
Preserve at South Branch Community Development District, SAB, 4.00%, 11/01/50	500	391,703
Tampa-Hillsborough County Expressway Authority, RB, 5.00%, 07/01/47	1,895	1,934,286
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(d)	280	277,497
Westside Community Development District, Refunding SAB(d)
4.10%, 05/01/37	260	235,853
4.13%, 05/01/38	260	234,452

		19,401,077

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Georgia — 1.8%
City of Atlanta Georgia Department of Aviation, ARB, Series B-1, Sustainability Bonds, 5.00%, 07/01/53	$915	$1,003,263
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(d)	245	222,079
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 06/01/53(a)	4,355	4,606,632

		5,831,974

Idaho — 0.5%
Idaho Housing & Finance Association, RB, (GTD), 5.50%, 05/01/57	1,510	1,593,847

Illinois — 11.3%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,620	1,705,462
Series A, 5.00%, 12/01/40	1,540	1,581,426
Series A, 5.00%, 12/01/47	450	460,079
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	3,300	3,462,377
City of Chicago Illinois Wastewater Transmission Revenue, RB, Series A, 2nd Lien, (AGM), 5.25%, 01/01/58	4,565	4,985,843
Cook County Community College District No. 508, GO
5.13%, 12/01/38	7,700	7,722,598
5.50%, 12/01/38	1,000	1,003,763
Illinois Finance Authority, RB, Series A, 5.00%, 02/15/50	70	65,478
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	3,130	2,985,200
Series C, 5.00%, 08/15/44	390	391,851
Illinois Housing Development Authority, Refunding RB, S/F Housing, Series H, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.65%, 10/01/43	1,905	1,934,794
Illinois State Toll Highway Authority, RB, Series A, 5.00%, 01/01/40	7,020	7,190,693
Metropolitan Pier & Exposition Authority, RB, 5.00%, 06/15/57	670	683,473
State of Illinois, GO
5.50%, 05/01/39	1,840	2,038,392
Series C, 5.00%, 12/01/45	1,280	1,380,896

		37,592,325

Kentucky — 0.7%
Louisville and Jefferson County Metropolitan Sewer District, Refunding RB, Series C, 5.00%, 05/15/49	2,000	2,189,478

Louisiana — 1.3%
Louisiana Public Facilities Authority, RB, 5.25%, 10/01/53	2,330	2,471,361
Louisiana Stadium & Exposition District, Refunding RB, Series A, 5.00%, 07/01/48	1,575	1,688,328

		4,159,689

Massachusetts — 1.3%
Massachusetts Development Finance Agency, RB
5.00%, 10/01/48	1,970	1,900,167
Series A, 5.00%, 01/01/47	2,370	2,384,960

		4,285,127

Security	Par (000)	Value

Michigan — 0.5%
Michigan State Building Authority, Refunding RB, Series II, 4.00%, 10/15/47	$335	$331,279
State of Michigan Trunk Line Revenue, RB, 5.50%, 11/15/49	1,145	1,327,519

		1,658,798

Nebraska — 0.3%
Omaha Public Power District, RB, Series A, 5.25%, 02/01/48	950	1,070,186

Nevada — 0.7%
City of Las Vegas Nevada Special Improvement District No. 611, SAB, 4.13%, 06/01/50	1,125	927,147
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	760	788,992
5.00%, 07/01/45	530	542,621

		2,258,760

New Hampshire — 0.1%
New Hampshire Business Finance Authority, Refunding RB, Series A, 3.63%, 07/01/43(a)(d)	300	233,948

New Jersey — 6.6%
Camden County Improvement Authority, RB, Sustainability Bonds, 6.00%, 06/15/62	500	542,881
New Jersey Economic Development Authority, RB(b)
Series DDD, 5.00%, 06/15/27	375	403,775
Series WW, 5.00%, 06/15/25	1,620	1,665,683
Series WW, 5.25%, 06/15/25	550	567,441
New Jersey Transportation Trust Fund Authority, RB
Series BB, 4.00%, 06/15/50	3,000	2,872,713
Series D, 5.00%, 06/15/32	900	915,206
Series S, 5.25%, 06/15/43	2,150	2,307,898
New Jersey Transportation Trust Fund Authority, RB, CAB(e)
Series A, 0.00%, 12/15/35	4,050	2,626,403
Series A, 0.00%, 12/15/38	5,845	3,224,498
New Jersey Transportation Trust Fund Authority, Refunding RB
Series A, 5.00%, 12/15/36	340	369,150
Series A, 4.00%, 06/15/40	1,690	1,728,332
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	820	835,343
Series A, 5.25%, 06/01/46	905	933,589
Sub-Series B, 5.00%, 06/01/46	2,920	2,949,869

		21,942,781

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	175	148,198

New York — 10.0%
City of New York, GO, Series B, 5.25%, 10/01/47	100	112,338
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	1,690	1,720,472
Series C-1, Sustainability Bonds, 5.25%, 11/15/55	1,135	1,195,954
New York City Municipal Water Finance Authority, RB, Series AA-1, 5.25%, 06/15/52	10,000	11,215,060
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 4.13%, 06/15/46	5,670	5,821,147
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series A-1, Subordinate, 4.00%, 08/01/48	1,320	1,315,293

32	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York City Transitional Finance Authority, RB, 5.00%, 05/01/46	$1,520	$1,702,451
New York Counties Tobacco Trust VI, Refunding RB, Series B, 5.00%, 06/01/41	550	554,536
New York Liberty Development Corp., Refunding RB, Class 1, 5.00%, 11/15/44(d)	1,040	1,038,700
Triborough Bridge & Tunnel Authority Sales Tax Revenue, RB
Series A, 5.25%, 05/15/52	1,000	1,113,346
Series A, 4.13%, 05/15/53	1,000	1,005,455
Triborough Bridge & Tunnel Authority, Refunding RB
Series A-1, 5.00%, 05/15/51	230	247,230
Series C, 5.25%, 05/15/52	4,340	4,791,695
Sustainability Bonds, 5.25%, 11/15/40	1,025	1,202,781

		33,036,458

Ohio — 2.2%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,970	4,681,541
County of Hamilton Ohio, RB, Series A, 5.00%, 08/15/42	2,650	2,726,095

		7,407,636

Oklahoma — 0.7%
Oklahoma Turnpike Authority, RB, 5.50%, 01/01/53	1,960	2,188,450

Oregon — 0.2%
Clackamas County School District No. 12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(e)	1,115	581,731

Pennsylvania — 3.8%
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	205	160,150
Montgomery County Higher Education and Health Authority, Refunding RB, Series A, 4.00%, 09/01/49	1,145	1,052,437
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	5,000	4,840,899
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing
Series 142-A, Sustainability Bonds, 5.00%, 10/01/43	1,895	1,979,260
Series 2022, Sustainability Bonds, 4.25%, 10/01/47	2,415	2,259,407
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	695	706,373
Series A, Subordinate, 4.00%, 12/01/46	1,605	1,555,142

		12,553,668

Puerto Rico — 5.1%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	6,639	6,504,692
Series A-1, Restructured, 5.00%, 07/01/58	5,568	5,567,928
Series A-2, Restructured, 4.78%, 07/01/58	349	341,147
Series A-2, Restructured, 4.33%, 07/01/40	1,688	1,675,762
Series B-1, Restructured, 4.75%, 07/01/53	391	381,200
Series B-2, Restructured, 4.78%, 07/01/58	520	504,785
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(e)	6,226	1,913,939

		16,889,453

South Carolina — 3.2%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	5,685	6,089,232

Security	Par (000)	Value

South Carolina (continued)
South Carolina Jobs-Economic Development Authority, RB(d)
5.00%, 01/01/55	$1,095	$957,133
7.50%, 08/15/62	505	460,503
South Carolina Jobs-Economic Development Authority, Refunding RB, 4.00%, 12/01/44	1,645	1,570,996
South Carolina Public Service Authority, RB, Series E, 5.50%, 12/01/53	1,610	1,610,971

		10,688,835

South Dakota — 0.5%
City of Rapid City South Dakota Sales Tax Revenue, RB, 4.00%, 12/01/26(b)	1,760	1,823,765

Tennessee — 3.9%
Knox County Health Educational & Housing Facility Board, RB, Series A-1, (BAM), 5.50%, 07/01/54	490	534,320
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	35	35,439
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, 5.25%, 10/01/58	2,465	2,521,547
Tennergy Corp., RB, Series A, 5.50%, 10/01/53(a)	1,575	1,688,568
Tennessee Energy Acquisition Corp., RB, Series A, 5.00%, 05/01/52(a)	2,560	2,720,179
Tennessee Energy Acquisition Corp., Refunding RB, Series A-1, 5.00%, 05/01/53(a)	3,000	3,112,756
Tennessee Housing Development Agency, RB, S/F Housing, Series 2, Sustainability Bonds, 4.35%, 01/01/48	2,500	2,369,692

		12,982,501

Texas — 20.2%
Arlington Higher Education Finance Corp., RB(d)
7.50%, 04/01/62	530	515,753
7.88%, 11/01/62	450	456,683
City of Austin Texas Airport System Revenue, ARB, Series A, 5.00%, 11/15/41	1,990	2,068,513
City of Dallas Texas Waterworks & Sewer System Revenue, Refunding RB, Series A, 5.00%, 10/01/41	760	791,168
City of Houston Texas, Refunding GO, Series A, 5.25%, 03/01/43	810	922,445
Coppell Independent School District, Refunding GO, (PSF), 0.00%, 08/15/30(e)	10,030	8,315,527
County of Harris Texas, Refunding GO
(NPFGC), 0.00%, 08/15/25(e)	7,485	7,159,861
(NPFGC), 0.00%, 08/15/28(e)	10,915	9,629,939
Series A, 4.25%, 09/15/48	340	344,957
Crowley Independent School District, GO
(PSF), 5.00%, 02/01/48	315	346,075
(PSF), 4.25%, 02/01/53	310	315,049
Cypress-Fairbanks Independent School District, GO, (PSF), 4.00%, 02/15/48	755	750,411
Denton Independent School District, GO, (PSF), 5.00%, 08/15/48	570	627,362
Grand Parkway Transportation Corp., RB, CAB, Series B, Convertible, 5.80%, 10/01/46(c)	2,365	2,583,765
Harris County-Houston Sports Authority, Refunding RB(e)
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/24(b)	5,965	2,551,879
Series A, 3rd Lien, (NPFGC), 0.00%, 11/15/38	10,925	4,591,069
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/38	5,785	2,640,379
Series H, Junior Lien, (NPFGC), 0.00%, 11/15/39	6,160	2,623,397

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
Hutto Independent School District, GO, (PSF), 5.00%, 08/01/48	$40	$44,077
Leander Independent School District, Refunding GO, Series A, (PSF), 5.00%, 08/15/49	2,010	2,071,189
Marshall Independent School District, GO, (PSF), 4.00%, 02/15/45	380	384,821
Midland County Fresh Water Supply District No. 1, RB, CAB, Series A, 0.00%, 09/15/27(b)(e)	2,340	1,355,714
New Hope Cultural Education Facilities Finance Corp., RB(d)
Series A, 5.00%, 08/15/50	580	521,441
Series A, 5.00%, 08/15/51	1,535	1,408,287
New Hope Cultural Education Facilities Finance Corp., Refunding RB, Series A, 4.00%, 08/15/40	4,000	3,986,483
North Texas Tollway Authority, RB(b)
Series B, 0.00%, 09/01/31(e)	1,975	1,005,665
Series C, Convertible, 6.75%, 09/01/31(c)	2,500	3,214,143
North Texas Tollway Authority, Refunding RB, Series B, 5.00%, 01/01/43	3,795	3,934,448
Northwest Independent School District, GO, (PSF), 5.00%, 02/15/48	730	797,054
Princeton Independent School District, GO, (PSF), 5.25%, 02/15/48	535	599,554
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	330	291,373

		66,848,481

Utah(d) — 0.2%
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49	235	211,489
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55	450	411,855

		623,344

Virginia — 4.0%
Hampton Roads Transportation Accountability Commission, RB, Series A, 4.00%, 07/01/57	4,000	3,860,650
Henrico County Economic Development Authority, RB
5.00%, 10/01/52	1,170	1,182,437
Class A, 5.00%, 10/01/47	4,580	4,669,634
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	1,225	1,154,541
Virginia Beach Development Authority, Refunding RB
5.00%, 09/01/40	1,230	1,128,100
4.00%, 09/01/48	885	648,286
Virginia Housing Development Authority, RB, M/F Housing, Series G, 5.15%, 11/01/52	505	522,660

		13,166,308

Washington — 0.4%
Washington State Housing Finance Commission, Refunding RB, 5.00%, 01/01/38(d)	1,400	1,228,300

West Virginia — 0.9%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,050	2,839,112

Wisconsin — 1.1%
Public Finance Authority, RB
Class A, 5.00%, 06/15/51(d)	305	239,706
Class A, 6.00%, 06/15/52	175	157,904
Class A, 5.00%, 06/15/56(d)	400	309,243
Class A, 6.13%, 06/15/57	200	181,637

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, RB (continued)
Series A, 5.00%, 10/15/40(d)	$1,260	$1,148,725
Series A, 5.00%, 07/01/55(d)	395	328,143
Series A-1, 4.50%, 01/01/35(d)	665	595,898
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(d)	375	331,984
Wisconsin Housing & Economic Development Authority Home Ownership Revenue, RB, S/F Housing, Series A, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 09/01/43	430	452,652

		3,745,892
Total Municipal Bonds — 112.4% (Cost: $355,320,901)		371,888,724

Municipal Bonds Transferred to Tender Option Bond Trusts(f)

Alabama — 5.0%
Black Belt Energy Gas District, RB
Series C, 5.50%, 10/01/54	10,000	11,080,811
Series C-1, 5.25%, 02/01/53(a)	5,020	5,346,198

		16,427,009

District of Columbia — 1.9%
District of Columbia Water & Sewer Authority, Refunding RB, Series B, 5.00%, 10/01/49	6,035	6,339,636

Florida — 3.6%
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, 5.50%, 09/01/53	7,045	8,076,546
JEA Water & Sewer System Revenue, Refunding RB, Series A, 5.50%, 10/01/54(g)	3,497	3,984,160

		12,060,706

Indiana — 3.0%
Indiana Finance Authority, RB, Series A, 4.00%, 11/01/51	10,685	9,934,564

Massachusetts — 3.3%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 10/01/51	10,000	10,936,224

Nevada — 3.1%
Las Vegas Valley Water District, GO, Series A, 5.00%, 06/01/49	9,500	10,340,248

New York — 8.6%
New York City Municipal Water Finance Authority, Refunding RB, Series DD, 5.00%, 06/15/47	9,705	10,782,463
New York State Dormitory Authority, Refunding RB, Series C, 4.00%, 07/01/49	8,955	8,795,033
New York State Urban Development Corp., RB, Series A, 5.00%, 03/15/50	8,000	8,848,116

		28,425,612

South Carolina — 3.3%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	10,000	10,789,600

34	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Washington — 3.3%
State of Washington, GO, Series 2024-A, 5.00%, 08/01/48	$10,000	$11,048,275

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 35.1% (Cost: $110,091,756)		116,301,874

Total Long-Term Investments — 147.5% (Cost: $465,412,657)		488,190,598

	Shares

Short-Term Securities

Money Market Funds — 0.7%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(h)(i)	2,453,803	2,454,049

Total Short-Term Securities — 0.7% (Cost: $2,453,792)		2,454,049

Total Investments — 148.2% (Cost: $467,866,449)		490,644,647

Other Assets Less Liabilities — 0.2%		419,129

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (18.9)%		(62,408,241)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (29.5)%		(97,600,000)

Net Assets Applicable to Common Shares — 100.0%		$331,055,535

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)	Zero-coupon bond.
(f)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(g)	When-issued security.
(h)	Affiliate of the Trust.
(i)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$7,645,975	$—	$(5,193,318	)(a)	$1,232	$160	$2,454,049	2,453,803	$220,301	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Categorized by Risk Exposure

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$61,633	$—	$61,633

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$46,721	$—	$46,721

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$13,187,703

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock Municipal Income Quality Trust (BYM)

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$371,888,724	$—	$371,888,724
Municipal Bonds Transferred to Tender Option Bond Trusts	—	116,301,874	—	116,301,874
Short-Term Securities
Money Market Funds	2,454,049	—	—	2,454,049

	$2,454,049	$488,190,598	$—	$490,644,647

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(61,981,882)	$—	$(61,981,882)
VMTP Shares at Liquidation Value	—	(97,600,000)	—	(97,600,000)

	$—	$(159,581,882)	$—	$(159,581,882)

See notes to financial statements.

36	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

California — 121.6%

Corporate — 15.7%
California Community Choice Financing Authority, RB(a)
Series G, 5.25%, 11/01/54	$50,000	$53,638,500
Sustainability Bonds, 5.00%, 07/01/53	45,200	47,521,924
Sustainability Bonds, 5.00%, 12/01/53	6,670	7,018,441
Sustainability Bonds, 5.25%, 01/01/54	11,500	12,154,556
Sustainability Bonds, 5.50%, 10/01/54	40,000	44,019,199
Series E-1, Sustainability Bonds, 5.00%, 02/01/54	15,480	16,613,161
California Municipal Finance Authority, RB, Series A, AMT, 4.38%, 09/01/53(a)	2,935	3,032,964
California Pollution Control Financing Authority, RB, AMT, 4.75%, 11/01/46	4,000	4,047,829

		188,046,574

County/City/Special District/School District — 33.8%
Anaheim City School District, GO, (AGM), 5.00%, 08/01/51	5,615	6,170,173
California Statewide Communities Development Authority, SAB
Series B, 5.00%, 09/02/52	1,785	1,691,874
Series C, 4.00%, 09/02/50	4,985	4,139,935
Chabot-Las Positas Community College District, GO, Series C, Election 2016, 5.25%, 08/01/48	13,355	15,197,774
Chaffey Joint Union High School District, GO, Series G, Election 2012, 4.00%, 08/01/52	15,390	15,524,498
Chaffey Joint Union High School District, GO, CAB(b)
Series C, Election 2012, 0.00%, 08/01/37	1,300	727,651
Series C, Election 2012, 0.00%, 08/01/38	1,255	659,891
Series C, Election 2012, 0.00%, 08/01/39	1,500	743,624
Series C, Election 2012, 0.00%, 08/01/40	3,705	1,739,417
Series C, Election 2012, 0.00%, 08/01/41	610	270,685
Series C, Election 2012, 0.00%, 02/01/42	700	301,432
City of Los Angeles California, COP, (AMBAC), 6.20%, 11/01/31	1,500	1,504,011
City of Oakland California, GO, Series D, 5.25%, 07/15/48	4,715	5,397,135
Clovis Unified School District, GO, Series B, Election 2020, 5.00%, 08/01/47	8,050	8,751,237
Coachella Valley Unified School District, GO, Series F, Election 2005, (BAM), 5.00%, 08/01/46	2,990	3,099,999
Dublin Unified School District, GO, Series B, Election 2020, 4.25%, 08/01/53	5,805	6,046,772
El Dorado Irrigation District, Refunding RB, Series A, (AGM), 5.25%, 03/01/24(c)	15,000	15,025,412
El Rancho Unified School District, GO, Series D, Election 2016, (BAM), 5.75%, 08/01/48	750	887,997
Folsom Cordova Unified School District, GO, Series D, (AGM), 4.00%, 10/01/44	10,300	10,314,417
Fremont Union High School District, GO, Election 2022, 4.00%, 08/01/48	5,000	5,140,079
Hayward Unified School District, Refunding GO, (BAM), 4.00%, 08/01/43	6,500	6,514,067
Indio Finance Authority, Refunding RB
Series A, (BAM), 5.25%, 11/01/47	2,225	2,483,043
Series A, (BAM), 5.25%, 11/01/52	7,000	7,693,217
La Canada Unified School District, GO, Series A, Election 2017, 5.00%, 08/01/47	6,945	7,410,464
La Mesa-Spring Valley School District, GO, Series B, 4.00%, 08/01/51	625	631,618

Security	Par (000)	Value

County/City/Special District/School District (continued)
Livermore Valley Joint Unified School District, GO, 4.00%, 08/01/46	$15,000	$15,100,286
Los Angeles County Facilities, Inc., RB, Series A, 4.00%, 12/01/48	7,500	7,528,360
Los Angeles County Public Works Financing Authority, Refunding RB, Series F, Sustainability Bonds, 4.00%, 12/01/46	7,890	8,082,029
Los Angeles Unified School District, GO, Series RYQ, 4.00%, 07/01/44	10,475	10,617,015
Menifee Union School District, GO, Series B, (BAM), 4.00%, 08/01/43	5,370	5,426,671
Mount San Antonio Community College District, Refunding GO, Series 2018-A, Election 2018, 4.00%, 08/01/49	10,000	10,104,036
Newport Mesa Unified School District, Refunding GO, CAB, 0.00%, 08/01/45(b)	8,485	3,523,629
Oak Grove School District, GO, Series A-1, 5.00%, 08/01/52	5,835	6,499,270
Oakland Unified School District/Alameda County, GO, Series A, (BAM), 4.00%, 08/01/46	14,530	14,581,176
Oxnard School District, GO, Series A, Election 2016, (BAM), 5.00%, 08/01/45	2,500	2,625,911
Oxnard Union High School District, GO
Series B, 5.00%, 08/01/45	6,560	7,025,895
Series C, Election 2018, 4.00%, 08/01/47	16,750	16,924,762
Peralta Community College District, GO, Series B, 5.50%, 08/01/52	2,500	2,876,273
Ravenswood City School District, GO, Election 2022, (BAM), 5.25%, 08/01/53	7,570	8,452,364
Redwood City School District, GO
Series C, 4.00%, 08/01/44	2,800	2,844,996
Series A, Election 2022, 5.00%, 08/01/52	6,000	6,656,259
San Diego Unified School District, GO
Series I, Election 2012, 4.00%, 07/01/47	14,155	14,039,477
Series F-2, Sustainability Bonds, 4.25%, 07/01/52	6,270	6,413,568
San Francisco Bay Area Rapid Transit District, GO Class D1, Election 2016, Sustainability Bonds, 4.25%, 08/01/52	13,500	13,885,285
Series A, Election 2016, Sustainability Bonds, 4.00%, 08/01/42	6,000	6,136,991
Series D-1, Election 2016, Sustainability Bonds, 4.00%, 08/01/47	9,175	9,359,187
San Leandro Unified School District, GO, Series B, 5.25%, 08/01/48	3,000	3,381,232
San Mateo Joint Powers Financing Authority, RB, Series A, 4.00%, 07/15/52	14,270	14,337,156
Santa Clara County Financing Authority, RB, Series A, 4.00%, 04/01/43	6,355	6,470,305
Santa Clarita Community College District, GO, Election 2016, 5.25%, 08/01/45	4,000	4,522,942
Santa Monica Community College District, GO, Series B, 4.00%, 08/01/45	17,500	18,025,211
Santa Monica-Malibu Unified School District, GO, 4.00%, 08/01/44	9,360	9,481,717
Santa Rosa High School District, GO
Series A, Election 2022, 4.00%, 08/01/46	3,500	3,541,614
Series A, Election 2022, 4.00%, 08/01/49	7,050	7,076,123
Simi Valley Unified School District, GO, Series C, 4.00%, 08/01/50	3,115	3,121,217
Solano County Community College District, GO, Series C, Election 2012, 4.00%, 08/01/46	11,435	11,554,699
South Orange County Public Financing Authority, RB, 5.00%, 06/01/52	5,000	5,493,924

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

County/City/Special District/School District (continued)
Val Verde Unified School District, GO, Series C, Election 2020, (AGM), 4.00%, 08/01/49	$5,000	$4,956,192
Ventura Unified School District, GO, Series A, Election 2022, 4.00%, 08/01/52	3,960	3,982,632
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/38	3,250	3,285,061

		405,999,887

Education — 11.6%
California Educational Facilities Authority, RB
Series A, 5.00%, 10/01/53	10,000	10,328,591
Series U-7, 5.00%, 06/01/46	7,525	9,336,300
California Enterprise Development Authority, RB(d)
8.00%, 11/15/62	1,760	1,738,253
Series A, 5.00%, 07/01/50	600	545,568
California Municipal Finance Authority, RB
5.50%, 08/01/34(d)	425	426,055
4.00%, 10/01/51	1,150	965,842
California Municipal Finance Authority, Refunding RB(d)
5.00%, 08/01/39	290	271,605
5.00%, 08/01/48	350	303,503
California School Finance Authority, RB
5.00%, 08/01/52(d)	1,875	1,877,187
5.00%, 08/01/61(d)	5,315	5,282,940
Series A, 6.00%, 07/01/33	1,500	1,501,564
Series A, 6.30%, 07/01/43	3,000	3,004,331
Series A, 4.00%, 06/01/51(d)	800	604,818
Series A, 5.00%, 07/01/54(d)	1,150	1,139,936
Series A, 5.00%, 06/01/58(d)	6,615	6,007,907
Series A, 5.00%, 07/01/59(d)	2,565	2,513,812
Series A, 4.00%, 06/01/61(d)	1,300	932,645
Series A, (NGFGC), 5.00%, 06/01/61(d)	820	722,717
Series B, 4.00%, 07/01/45(d)	1,035	893,131
California School Finance Authority, Refunding RB(d)
5.88%, 06/01/53	700	702,924
Series A, 5.00%, 07/01/36	755	766,338
Sustainability Bonds, 5.50%, 08/01/43	420	430,719
Sustainability Bonds, 5.50%, 08/01/47	400	404,678
California State University, Refunding RB
Series A, 5.00%, 11/01/42	20,000	21,191,443
Series A, 5.00%, 11/01/48	12,395	13,248,697
California Statewide Communities Development Authority, Refunding RB, 5.00%, 05/15/40	1,500	1,523,034
Hastings Campus Housing Finance Authority, RB(d)
Series A, Sustainability Bonds, 5.00%, 07/01/45	1,115	992,602
Series A, Sustainability Bonds, 5.00%, 07/01/61	9,360	7,807,044
University of California, Refunding RB
Series BE, 4.00%, 05/15/47	14,000	14,250,034
Series BE, 4.00%, 05/15/50	3,750	3,801,859
Series BH, 4.00%, 05/15/51	15,000	15,197,910
Series Q, 3.00%, 05/15/51	6,000	4,761,110
Series Q, 4.00%, 05/15/51	6,000	5,960,758

		139,435,855

Health — 8.9%
California Health Facilities Financing Authority, RB
5.00%, 02/01/37	2,625	2,767,623
Series A, 5.00%, 11/15/48	3,000	3,116,468
California Health Facilities Financing Authority, Refunding RB
(BAM-TCRS), 4.00%, 08/15/48	5,005	4,993,515
(AGM-CR), 3.00%, 08/15/51	13,975	11,247,503

Security	Par (000)	Value

Health (continued)
California Health Facilities Financing Authority, Refunding RB (continued)
Series A, 5.00%, 11/15/38	$1,500	$1,581,752
Series A, 4.00%, 03/01/43	545	515,308
Series A, 4.00%, 04/01/45	3,570	3,524,668
Series A, 5.00%, 11/15/48	17,280	17,950,854
Series A-2, 4.00%, 11/01/44	31,000	30,579,019
California Municipal Finance Authority, Refunding RB
Series A, 5.00%, 02/01/47	9,250	9,409,385
Series A, Sustainability Bonds, 5.00%, 11/01/39(d)	600	579,348
California Statewide Communities Development Authority, RB, Sustainability Bonds, 4.00%, 08/01/45	5,000	4,376,273
California Statewide Communities Development Authority, Refunding RB
5.00%, 03/01/48	5,000	5,109,458
Series A, 4.00%, 12/01/57	6,500	6,248,616
Marin Healthcare California Distict, GO, Election 2013, 4.00%, 08/01/45	5,000	4,959,336

		106,959,126

Housing — 5.2%
California Community Housing Agency, RB, M/F Housing(d)
Series A, 5.00%, 04/01/49	8,270	6,686,479
Series A-2, 4.00%, 02/01/50	1,155	822,852
Series A-2, 4.00%, 08/01/51	6,380	3,947,774
California Housing Finance Agency, RB, M/F Housing
Series 2021-1, Class A, 3.50%, 11/20/35	14,363	13,437,157
Series 2021-2, Class A, (FHLMC), 3.75%, 03/25/35	17,951	17,636,053
CMFA Special Finance Agency VIII, RB, M/F Housing, Series A-1, 3.00%, 08/01/56(d)	3,235	2,077,390
CMFA Special Finance Agency, RB, M/F Housing(d)
Series A-1, 3.00%, 12/01/56	2,315	1,533,426
Series A-2, 4.00%, 08/01/45	240	195,353
CSCDA Community Improvement Authority, RB, M/F Housing(d)
4.00%, 10/01/46	695	510,664
4.00%, 10/01/56	1,000	817,145
4.00%, 05/01/57	5,660	3,825,304
Series A, 3.00%, 09/01/56	1,475	942,702
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	2,705	1,743,459
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	1,525	1,138,972
Series B, Sub Lien, Sustainability Bonds, 4.00%, 12/01/59	575	374,059
Sustainability Bonds, 4.00%, 12/01/56	765	532,953
Series A, Sustainability Bonds, 4.00%, 06/01/58	2,885	2,087,768
Series A-2, Sustainability Bonds, 3.00%, 02/01/57	1,625	1,051,047
Santa Clara County Housing Authority, RB, M/F Housing, Series A, AMT, 6.00%, 08/01/41	3,500	3,505,737

		62,866,294

State — 6.5%
California State Public Works Board, RB
Series B, 4.00%, 05/01/46	13,180	13,272,978
Series D, 5.00%, 11/01/47	18,275	20,820,576
Series D, Sustainability Bonds, 4.00%, 05/01/44	4,675	4,848,410
California Statewide Communities Development Authority, SAB, S/F Housing, 5.00%, 09/02/39	1,060	1,071,869
Irvine Facilities Financing Authority, ST, 5.00%, 09/01/43	1,275	1,442,725

38	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

State (continued)
State of California, GO, 4.00%, 03/01/46	$4,000	$4,067,957
State of California, Refunding GO
4.00%, 10/01/39	10,000	10,419,615
5.00%, 10/01/45	5,000	5,657,886
5.00%, 10/01/47	10,740	11,081,806
5.00%, 09/01/52	5,000	5,511,138

		78,194,960

Tobacco — 2.7%
California County Tobacco Securitization Agency, Refunding RB
5.00%, 06/01/50	520	528,444
Series A, 4.00%, 06/01/49	755	701,149
California County Tobacco Securitization Agency, Refunding RB, CAB(b)
0.00%, 06/01/55	7,575	1,506,004
Series B-2, Subordinate, 0.00%, 06/01/55	8,895	1,702,732
California Statewide Financing Authority, RB, Series L, 0.00%, 06/01/55(b)(d)	57,200	2,799,552
Golden State Tobacco Securitization Corp., Refunding RB
Series A-1, 5.00%, 06/01/28(c)	5,390	5,979,433
Series B, 5.00%, 06/01/51	13,000	13,545,853
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B-2, Subordinate, 0.00%, 06/01/66(b)	5,030	578,912
Tobacco Securitization Authority of Southern California, Refunding RB, CAB, 0.00%, 06/01/54(b)	25,600	4,892,097

		32,234,176

Transportation — 20.5%
Alameda Corridor Transportation Authority, Refunding RB, Series B, Sub Lien, 5.00%, 10/01/37	3,790	4,005,391
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	28,750	28,848,532
California Municipal Finance Authority, ARB
AMT, Senior Lien, 5.00%, 12/31/43	6,500	6,609,330
AMT, Senior Lien, 4.00%, 12/31/47	21,415	19,222,188
City of Los Angeles Department of Airports, ARB
Series A, AMT, 5.00%, 05/15/44	8,525	8,900,612
Series A, AMT, 5.00%, 05/15/45	5,000	5,420,546
Series A, AMT, 4.00%, 05/15/49	5,000	4,746,179
Series B, AMT, 5.00%, 05/15/41	8,500	8,726,989
Series B, AMT, 5.00%, 05/15/46	11,280	11,481,429
Series E, AMT, 5.00%, 05/15/44	7,000	7,521,335
City of Los Angeles Department of Airports, Refunding ARB
AMT, 5.00%, 05/15/45	1,940	2,099,502
AMT, 5.00%, 05/15/46	5,980	6,362,651
AMT, 5.50%, 05/15/47	2,450	2,711,889
AMT, Subordinate, 4.00%, 11/15/31(c)	115	122,786
AMT, Subordinate, 4.00%, 05/15/41	4,190	4,289,759
County of Sacramento California Airport System Revenue, Refunding RB, Series C, AMT, 5.00%, 07/01/39	3,000	3,175,893
Foothill-Eastern Transportation Corridor Agency, Refunding RB, Series B-2, 3.50%, 01/15/53	10,000	8,444,407
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/33	2,000	2,196,812
Series A, AMT, 5.00%, 03/01/41	11,250	11,592,668
Series A, AMT, 5.00%, 03/01/47	6,150	6,250,710

Security	Par (000)	Value

Transportation (continued)
Port of Los Angeles, Refunding ARB, Series A, AMT, 5.00%, 08/01/44	$200	$200,447
San Diego County Regional Airport Authority, ARB
AMT, 5.00%, 07/01/53	6,000	6,322,187
Series B, AMT, 5.00%, 07/01/47	6,485	6,673,286
Series B, AMT, Subordinate, 5.00%, 07/01/51	10,000	10,447,684
Series B, AMT, Subordinate, 5.00%, 07/01/56	6,855	7,119,250
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.00%, 05/01/44	2,660	2,642,755
Series A, AMT, 5.00%, 05/01/47	14,220	14,479,440
Series E, AMT, 5.00%, 05/01/45	2,515	2,620,963
Series E, AMT, 5.00%, 05/01/50	27,195	28,052,193
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB
Series 2020, AMT, 4.00%, 05/01/39	6,800	6,755,229
Series C, AMT, 5.75%, 05/01/48	6,900	7,753,687

		245,796,729

Utilities — 16.7%
California Infrastructure & Economic Development Bank, RB
4.00%, 10/01/44	11,370	11,756,233
Sustainability Bonds, 5.00%, 10/01/48	10,000	10,600,332
California Pollution Control Financing Authority, Refunding RB, 5.00%, 07/01/39(d)	1,000	1,054,524
City of Los Angeles California Wastewater System Revenue, Refunding RB, Series A, Sustainability Bonds, 4.00%, 06/01/52	8,450	8,619,746
City of Riverside California Water Revenue, RB, Series A, 5.00%, 10/01/52	2,250	2,497,535
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series C, 4.00%, 11/01/50	26,935	27,402,643
Contra Costa Water District, Refunding RB, Series V, 5.00%, 10/01/44	1,260	1,368,385
East Bay Municipal Utility District Water System Revenue, RB
Series A, Sustainability Bonds, 5.00%, 06/01/49	3,835	4,100,074
Series B, Sustainability Bonds, 4.00%, 06/01/45	5,500	5,518,011
Eastern Municipal Water District Financing Authority, RB, Series D, 5.00%, 07/01/47	1,000	1,054,470
Imperial Irrigation District Electric System Revenue, Refunding RB, Series B-2, 5.00%, 11/01/41	7,750	8,096,430
Livermore Valley Water Financing Authority, RB
Series A, 5.00%, 07/01/48	1,795	1,962,305
Series A, 5.00%, 07/01/53	2,740	2,968,850
Los Angeles Department of Water & Power Water System Revenue, Refunding RB, Series D, 5.00%, 07/01/52	6,155	6,822,297
Los Angeles Department of Water & Power, RB, 5.00%, 07/01/51	10,420	11,453,771
Los Angeles Department of Water & Power, Refunding RB, Series C, 5.00%, 07/01/41	2,810	3,230,382
Mountain House Public Financing Authority, RB, Series A, Sustainability Bonds, (BAM), 4.00%, 12/01/50	4,500	4,462,225
Sacramento County Sanitation Districts Financing Authority, Refunding RB, Series A, 5.00%, 12/01/44	1,000	1,006,278
Sacramento Municipal Utility District, Refunding RB
Series H, Sustainability Bonds, 5.00%, 08/15/50	3,730	4,052,115
Series K, Sustainability Bonds, 5.00%, 08/15/53	13,000	14,479,488

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utilities (continued)
San Diego Public Facilities Financing Authority, RB, Series A, 5.00%, 05/15/52	$6,970	$7,687,859
San Diego Public Facilities Financing Authority, Refunding RB, Series A, 4.00%, 08/01/52	7,945	8,129,692
San Francisco City & County Public Utilities Commission Power Revenue, Refunding RB, Series B, 4.00%, 11/01/51	3,500	3,504,582
San Francisco City & County Public Utilities Commission Wastewater Revenue, Refunding RB, Series A, Sustainability Bonds, 4.00%, 10/01/51	14,595	14,797,958
San Mateo Foster City Public Financing Authority, RB
4.00%, 08/01/44	5,000	5,098,806
5.00%, 08/01/49	4,840	5,207,825
Southern California Public Power Authority, RB, 5.00%, 07/01/48	20,570	23,262,182

		200,194,998

Total Municipal Bonds in California		1,459,728,599

Puerto Rico — 5.4%

State — 5.4%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	13,134	12,868,298
Series A-1, Restructured, 5.00%, 07/01/58	18,296	18,295,764
Series A-2, Restructured, 4.78%, 07/01/58	2,416	2,361,640
Series A-2, Restructured, 4.33%, 07/01/40	5,766	5,724,197
Series B-1, Restructured, 4.75%, 07/01/53	1,063	1,036,356
Series B-1, Restructured, 5.00%, 07/01/58	7,714	7,725,184
Series B-2, Restructured, 4.33%, 07/01/40	7,022	6,942,198
Series B-2, Restructured, 4.78%, 07/01/58	1,535	1,490,087
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(b)	26,291	8,082,133

Total Municipal Bonds in Puerto Rico		64,525,857

Total Municipal Bonds — 127.0% (Cost: $1,482,925,205)		1,524,254,456

Municipal Bonds Transferred to Tender Option Bond Trusts(e)

California — 23.2%

Corporate — 4.7%
Southern California Public Power Authority, RB
5.00%, 07/01/48	25,000	28,271,975
5.25%, 07/01/53	25,000	28,588,509

		56,860,484

County/City/Special District/School District — 4.9%
California Municipal Finance Authority, RB, 5.00%, 06/01/48	15,000	15,899,017
Los Angeles County Facilities, Inc., RB, 5.00%, 12/01/43	13,345	14,291,666
Los Angeles Unified School District, GO, Sustainability Bonds, 5.25%, 07/01/48	25,000	29,013,687

		59,204,370

Education — 6.3%
University of California, RB, Series BK, 5.00%, 05/15/52	56,410	62,388,175
University of California, Refunding RB, Series AZ, 5.00%, 05/15/48	12,000	12,762,655

		75,150,830

Security	Par (000)	Value

State — 1.9%
Irvine Facilities Financing Authority, ST, 5.00%, 09/01/48	$20,000	$22,304,795

Transportation — 4.4%
San Diego County Regional Airport Authority, ARB, AMT, 5.00%, 07/01/48	20,795	22,138,461
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, AMT, Series 2, 5.00%, 05/01/48	30,660	31,334,208

		53,472,669

Utilities — 1.0%
City of San Francisco California Public Utilities Commission Water Revenue, RB, Series B, 5.00%, 11/01/50	11,690	12,304,001

Total Municipal Bonds in California		279,297,149

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 23.2% (Cost: $261,506,102)		279,297,149

Total Long-Term Investments — 150.2% (Cost: $1,744,431,307)		1,803,551,605

	Shares

Short-Term Securities

Money Market Funds — 4.6%
BlackRock Liquidity Funds California Money Fund, Institutional Class, 3.26%(f)(g)	54,818,619	54,785,727

Total Short-Term Securities — 4.6% (Cost: $54,783,135)		54,785,727

Total Investments — 154.8% (Cost: $1,799,214,442)		1,858,337,332
Other Assets Less Liabilities — 1.4%		16,288,318
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (12.3)%		(147,967,346)
VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (43.9)%		(526,400,000)

Net Assets Applicable to Common Shares — 100.0%		$1,200,258,304

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)	Zero-coupon bond.
(c)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(d)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(e)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(f)	Affiliate of the Trust.
(g)	Annualized 7-day yield as of period end.

40	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

For Trust compliance purposes, the Trust’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds California Money Fund, Institutional Class	$61,896,344	$—	$(7,110,791	)(a)	$4,824	$(4,650)	$54,785,727	54,818,619	$581,068	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	190	03/19/24	$21,348	$(674,058)
U.S. Long Bond	154	03/19/24	18,884	(1,040,929)
5-Year U.S. Treasury Note	152	03/28/24	16,484	(326,377)

				$(2,041,364)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts(a)	$—	$—	$—	$—	$2,041,364	$—	$2,041,364

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended January 31, 2024, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$(5,627,682)	$—	$(5,627,682)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(2,041,364)	$—	$(2,041,364)

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings California Quality Fund, Inc. (MUC)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:

Average notional value of contracts — short	$101,351,074

For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,524,254,456	$—	$1,524,254,456
Municipal Bonds Transferred to Tender Option Bond Trusts	—	279,297,149	—	279,297,149
Short-Term Securities
Money Market Funds	54,785,727	—	—	54,785,727

	$54,785,727	$1,803,551,605	$—	$1,858,337,332

Derivative Financial Instruments(a)
Liabilities
Interest Rate Contracts	$(2,041,364)	$—	$—	$(2,041,364)

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(147,184,992)	$—	$(147,184,992)
VMTP Shares at Liquidation Value	—	(526,400,000)	—	(526,400,000)

	$—	$(673,584,992)	$—	$(673,584,992)

See notes to financial statements.

42	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 3.5%
Black Belt Energy Gas District, RB(a)
Series A, 5.25%, 01/01/54	$2,000	$2,153,725
Series F, 5.50%, 11/01/53	840	893,731
County of Jefferson Alabama Sewer Revenue, Refunding RB
5.00%, 10/01/26	150	157,254
5.25%, 10/01/49	520	563,422
Southeast Energy Authority A Cooperative District, RB, Series A-2, 6.01%, 01/01/53(a)	5,090	5,177,999

		8,946,131

Arizona — 1.5%
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(b)	550	489,759
Series A, (BAM), 4.00%, 06/01/44	730	702,151
Series A, 5.00%, 07/01/49(b)	525	475,781
Series A, 5.00%, 07/01/54(b)	405	360,522
Chandler Industrial Development Authority, RB, AMT, 4.10%, 12/01/37(a)	535	537,948
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	535	417,633
Maricopa County Industrial Development Authority, Refunding RB, 5.00%, 07/01/54(b)	280	262,199
Salt Verde Financial Corp., RB, 5.00%, 12/01/37	450	491,358

		3,737,351

Arkansas — 0.6%
Arkansas Development Finance Authority, RB Series A, AMT, 4.50%, 09/01/49(b)	1,270	1,232,370
AMT, Sustainability Bonds, 5.70%, 05/01/53	415	424,839

		1,657,209

California — 5.6%
Bay Area Toll Authority, Refunding RB, Series C, 5.00%, 04/01/56(a)	1,000	983,330
California Community Choice Financing Authority, RB(a)
Sustainability Bonds, 5.23%, 02/01/54	1,550	1,548,159
Series B-2, Sustainability Bonds, 5.00%, 02/01/52	1,500	1,332,843
California Community Housing Agency, RB, M/F Housing, 3.00%, 08/01/56(b)	120	84,400
California Enterprise Development Authority, RB, 8.00%, 11/15/62(b)	365	360,490
California Health Facilities Financing Authority, Refunding RB, Series A, 3.00%, 08/15/51	1,100	854,339
California Municipal Finance Authority, ARB, AMT, Senior Lien, 5.00%, 12/31/43	1,400	1,423,548
CSCDA Community Improvement Authority, RB, M/F Housing(b)
4.00%, 10/01/56	160	130,743
Senior Lien, Sustainability Bonds, 3.13%, 06/01/57	515	331,934
Series A, Senior Lien, Sustainability Bonds, 4.00%, 12/01/58	745	556,416
Sustainability Bonds, 5.00%, 09/01/37	100	102,542
Sustainability Bonds, 4.00%, 12/01/56	200	139,334
Series A, Sustainability Bonds, 4.00%, 06/01/58	475	343,740
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,800	1,800,715
Series A, AMT, 5.25%, 05/01/33	1,410	1,410,539

Security	Par (000)	Value

California (continued)
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB (continued)
Series A, AMT, 5.00%, 05/01/44	$1,860	$1,847,942
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	940	949,213

		14,200,227

Colorado — 3.7%
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,500	1,500,920
Series A, AMT, 5.50%, 11/15/30	565	565,351
Series A, AMT, 5.50%, 11/15/31	675	675,465
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.00%, 12/01/48	1,700	1,758,177
Colorado Educational & Cultural Facilities Authority, RB, 5.00%, 03/01/50(b)	790	798,607
Colorado Health Facilities Authority, RB, 5.50%, 11/01/47	205	222,583
Colorado Health Facilities Authority, Refunding RB, Series A, 3.25%, 08/01/49	3,025	2,258,956
Denver Convention Center Hotel Authority, Refunding RB, 5.00%, 12/01/40	830	833,400
E-470 Public Highway Authority, Refunding RB, Series B, 3.96%, 09/01/39(a)	260	259,278
STC Metropolitan District No. 2, Refunding GO, Series A, 5.00%, 12/01/38	715	660,300

		9,533,037

Connecticut — 1.5%
State of Connecticut Special Tax Revenue, RB, Series A, 5.25%, 07/01/42	1,725	1,970,467
State of Connecticut, GO, Series A, 5.00%, 04/15/38	1,690	1,817,032

		3,787,499

Delaware — 0.5%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,345	1,346,953

District of Columbia — 1.7%
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB, Series A, AMT, 5.25%, 10/01/48	465	500,195
Washington Metropolitan Area Transit Authority Dedicated Revenue, RB, 5.25%, 07/15/53	3,370	3,711,502

		4,211,697

Florida — 6.5%
Capital Trust Agency, Inc., RB(b)
Series A, 5.00%, 06/01/45	465	402,146
Series A, 5.50%, 06/01/57	165	145,045
City of Fort Lauderdale Florida Water & Sewer Revenue, RB, 5.50%, 09/01/53	1,700	1,948,918
County of Broward Florida Tourist Development Tax Revenue, Refunding RB, Convertible, 4.00%, 09/01/51	1,700	1,602,083
County of Miami-Dade Seaport Department, Refunding RB
Series A-2, (AGM), 4.00%, 10/01/49	1,700	1,657,229
Series A, AMT, 5.00%, 10/01/38	950	1,013,668
Series A-1, AMT, (AGM), 4.00%, 10/01/45	3,230	2,991,310
Cypress Bluff Community Development District, SAB, Series A, 3.80%, 05/01/50(b)	730	541,355

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Finley Woods Community Development District, SAB
4.00%, 05/01/40	$265	$228,131
4.20%, 05/01/50	450	358,037
Florida Development Finance Corp., RB(b)
6.50%, 06/30/57	335	321,448
AMT, 5.00%, 05/01/29	470	453,064
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	260	223,455
Lakewood Ranch Stewardship District, SAB, 6.30%, 05/01/54	210	220,072
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	30	30,033
Osceola Chain Lakes Community Development District, SAB
4.00%, 05/01/40	670	584,065
4.00%, 05/01/50	640	503,354
Palm Beach County Health Facilities Authority, Refunding RB, 4.00%, 08/15/49	2,065	1,902,541
Southern Groves Community Development District No. 5, Refunding SAB, 4.00%, 05/01/43	380	320,167
University of Florida Department of Housing & Residence Education Hsg Sys Rev, RB, Series A, (BAM-TCRS), 3.00%, 07/01/51	1,000	788,504
Village Community Development District No. 15, SAB, 5.25%, 05/01/54(b)	210	208,123

		16,442,748

Georgia — 1.6%
East Point Business & Industrial Development Authority, RB, Series A, 5.25%, 06/15/62(b)	195	176,756
Main Street Natural Gas, Inc., RB, Series A, 5.00%, 05/15/49	950	1,033,325
Main Street Natural Gas, Inc., Refunding RB, Series E-2, 5.26%, 12/01/53(a)	2,830	2,966,886

		4,176,967

Hawaii — 0.8%
State of Hawaii Airports System Revenue, COP
AMT, 5.25%, 08/01/25	740	740,568
AMT, 5.25%, 08/01/26	1,205	1,205,936

		1,946,504

Illinois — 10.2%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/34	1,225	1,289,624
Series A, 5.00%, 12/01/40	1,165	1,196,338
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/41	1,140	1,140,657
Chicago Midway International Airport, Refunding RB
Series A, AMT, 2nd Lien, 5.50%, 01/01/28	1,000	1,000,183
Series A, AMT, 2nd Lien, 5.50%, 01/01/29	1,500	1,500,274
Series A, AMT, 2nd Lien, 5.38%, 01/01/33	2,000	2,000,339
Cook County Community College District No. 508, GO
5.25%, 12/01/30	1,270	1,274,078
5.50%, 12/01/38	1,205	1,209,534
5.25%, 12/01/43	2,960	2,969,504
Illinois Finance Authority, Refunding RB, Series C, 4.00%, 02/15/41	1,000	977,684
Illinois Housing Development Authority, RB, S/F Housing, Series G, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.85%, 10/01/42	515	531,786

Security	Par (000)	Value

Illinois (continued)
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/40	$4,885	$5,003,780
Series A, 5.00%, 01/01/45	980	1,061,867
Series A, 4.00%, 01/01/46	1,000	976,659
State of Illinois, GO
5.25%, 02/01/31	1,495	1,497,456
5.25%, 02/01/32	2,320	2,323,869

		25,953,632

Indiana — 0.2%
Indiana Finance Authority, RB
Series A, 5.00%, 06/01/41	300	251,128
Series A, 5.00%, 06/01/51	220	170,267
Series A, 5.00%, 06/01/56	190	143,582

		564,977

Kentucky — 0.9%
City of Henderson Kentucky, RB, Series A, AMT, 4.70%, 01/01/52(b)	150	141,539
Fayette County School District Finance Corp., RB, (BAM-TCRS), 5.00%, 06/01/47	1,995	2,142,692

		2,284,231

Louisiana — 0.9%
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	2,225	2,228,549

Maryland — 4.3%
Howard County Housing Commission, RB, M/F Housing, 5.00%, 12/01/42	2,450	2,531,614
Maryland Community Development Administration, Refunding RB, S/F Housing, Series C, Sustainability Bonds, (FHLMC, FNMA, GNMA), 4.50%, 09/01/49	1,095	1,088,363
Maryland Economic Development Corp., RB, Class B, AMT, Sustainability Bonds, 5.00%, 12/31/40	525	539,254
Maryland Stadium Authority, RB, Series A, (NGFGC), 5.00%, 05/01/47	6,460	6,739,215

		10,898,446

Massachusetts — 1.5%
Commonwealth of Massachusetts, GO
Series B, 3.00%, 04/01/49	1,300	1,003,347
Series D, 4.00%, 02/01/43	1,550	1,550,994
Massachusetts Development Finance Agency, RB
Series A, 5.25%, 01/01/42	940	956,218
Series A, 5.00%, 01/01/47	420	422,651

		3,933,210

Michigan — 1.8%
Michigan Finance Authority, RB, 4.00%, 02/15/44	2,500	2,410,440
Michigan Finance Authority, Refunding RB
4.00%, 09/01/46	550	505,741
5.30%, 04/15/47(a)	755	747,404
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	895	902,587

		4,566,172

Minnesota — 1.0%
Housing & Redevelopment Authority of The City of St. Paul Minnesota, Refunding RB, Series A, 4.00%, 11/15/43	985	862,187
Minnesota Housing Finance Agency, RB, S/F Housing, Series N, Sustainability Bonds, (FHLMC, FNMA, GNMA), 5.10%, 07/01/42	1,555	1,661,154

		2,523,341

44	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Mississippi — 1.9%
Mississippi Development Bank, RB, (AGM), 6.88%, 12/01/40	$2,225	$2,229,782
State of Mississippi Gaming Tax Revenue, RB, Series A, 4.00%, 10/15/38	2,815	2,662,076

		4,891,858

Missouri — 1.8%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	5,000	4,674,681

Montana — 0.1%
Montana Board of Housing, RB, S/F Housing, Series B-2, 3.60%, 12/01/47	165	145,695

Nevada — 2.0%
Carson City Nevada, Refunding RB, 5.00%, 09/01/42	1,130	1,146,057
City of Las Vegas Nevada Special Improvement District No. 814, SAB
4.00%, 06/01/39	120	106,224
4.00%, 06/01/44	315	262,208
City of Reno Nevada, Refunding RB, Series A-1, (AGM), 4.00%, 06/01/43	2,690	2,653,790
Tahoe-Douglas Visitors Authority, RB
5.00%, 07/01/40	580	602,125
5.00%, 07/01/45	400	409,526

		5,179,930

New Hampshire(a)(b) — 0.3%
New Hampshire Business Finance Authority, Refunding RB
Series A, 3.63%, 07/01/43	200	155,965
Series B, AMT, Sustainability Bonds, 3.75%, 07/01/45	670	525,499

		681,464

New Jersey — 8.4%
New Jersey Economic Development Authority, RB
5.00%, 06/15/36	810	895,325
Series A, 5.00%, 06/15/47	2,500	2,592,223
Series LLL, 5.00%, 06/15/34	635	707,078
AMT, (AGM), 5.00%, 01/01/31	1,355	1,355,827
AMT, 5.38%, 01/01/43	1,940	1,941,717
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	1,500	1,454,915
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	1,195	1,191,470
Series C, AMT, Subordinate, 5.00%, 12/01/52	1,355	1,371,351
New Jersey Housing & Mortgage Finance Agency, Refunding RB, Series A, AMT, 3.80%, 10/01/32	1,880	1,797,201
New Jersey Transportation Trust Fund Authority, RB
Class BB, 4.00%, 06/15/50	1,500	1,432,081
Series BB, 4.00%, 06/15/50	1,775	1,699,689
Series S, 5.25%, 06/15/43	2,980	3,198,854
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/46	1,000	1,018,711
Sub-Series B, 5.00%, 06/01/46	810	818,286

		21,474,728

New Mexico — 0.0%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/44	135	114,324

New York — 5.1%
New York Liberty Development Corp., Refunding RB Class 1, 5.00%, 11/15/44(b)	760	759,050

Security	Par (000)	Value

New York (continued)
New York Liberty Development Corp., Refunding RB (continued)
Series 1, 4.00%, 02/15/43	$1,750	$1,739,413
Series A, Sustainability Bonds, 3.00%, 11/15/51	210	156,949
New York State Thruway Authority, RB, Series 2, Sustainability Bonds, 4.13%, 03/15/56	1,675	1,678,206
New York Transportation Development Corp., ARB, AMT, 5.63%, 04/01/40	465	503,502
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,025	1,070,077
AMT, 4.00%, 04/30/53	605	503,729
AMT, Sustainability Bonds, 5.38%, 06/30/60	5,350	5,591,651
TSASC, Inc., Refunding RB, Series A, 5.00%, 06/01/41	895	902,480

		12,905,057

North Carolina — 2.0%
University of North Carolina at Chapel Hill, Refunding RB, Series A, 4.26%, 12/01/41(a)	4,970	4,996,159

North Dakota — 0.4%
City of Grand Forks North Dakota, RB, Series B, (AGM), 5.00%, 12/01/48	880	931,545

Ohio — 2.8%
Allen County Port Authority, Refunding RB, Series A, 4.00%, 12/01/40	490	425,936
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,600	4,333,016
County of Hamilton Ohio, RB, Series CC, 5.00%, 11/15/49	270	302,178
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	2,275	2,131,264

		7,192,394

Oklahoma — 2.3%
Oklahoma Turnpike Authority, RB
5.50%, 01/01/53	2,055	2,294,522
Series A, 4.00%, 01/01/48	3,600	3,593,733

		5,888,255

Pennsylvania — 16.1%
Allegheny County Airport Authority, ARB, Series A, AMT, (AGM), 5.50%, 01/01/53	670	726,909
Allegheny County Hospital Development Authority, RB, Series D2, 5.25%, 11/15/47(a)	1,040	1,019,987
Bucks County Industrial Development Authority, RB, 4.00%, 07/01/46	200	156,244
Chester County Health and Education Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/52	2,000	2,054,380
City of Philadelphia Pennsylvania Water & Wastewater Revenue, Refunding RB
Series B, (AGM), 4.50%, 09/01/48	1,415	1,461,591
Series B, (AGM), 5.50%, 09/01/53	2,830	3,166,796
Commonwealth of Pennsylvania, GO, Series 1, 4.00%, 03/01/38	3,600	3,694,197
Geisinger Authority, Refunding RB
4.00%, 02/15/47	2,815	2,733,201
Series A, 4.00%, 04/01/50	3,080	2,946,044
Hospitals & Higher Education Facilities Authority of Philadelphia, Refunding RB, (AGM), 4.00%, 07/01/40	1,215	1,207,223
Lancaster Industrial Development Authority, RB, 5.00%, 12/01/44	675	676,146

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Industrial Development Authority, RB, Series C, 5.00%, 11/15/45	$570	$578,398
Northampton County General Purpose Authority, Refunding RB, 4.00%, 11/01/38	5,930	5,998,753
Pennsylvania Economic Development Financing Authority, RB
AMT, 5.50%, 06/30/43	515	568,145
AMT, 5.25%, 06/30/53	1,000	1,074,096
Pennsylvania Housing Finance Agency, RB, S/F Housing
Series 125B, AMT, 3.65%, 10/01/42	3,000	2,670,928
Series 143A, Sustainability Bonds, 5.38%, 10/01/46	3,990	4,239,433
Pennsylvania Turnpike Commission, RB
Sub-Series B-1, 5.25%, 06/01/47	2,300	2,393,569
Series A, Subordinate, 5.00%, 12/01/37	750	817,038
Philadelphia Authority for Industrial Development, RB, 5.25%, 11/01/52	1,285	1,345,216
Pittsburgh School District, GO, (SAW), 3.00%, 09/01/41	1,165	955,209
School District of Philadelphia, GO, Series A, (SAW), 5.50%, 09/01/48	400	444,177

		40,927,680

Puerto Rico — 5.3%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,039	4,937,061
Series A-1, Restructured, 5.00%, 07/01/58	4,109	4,108,947
Series A-2, Restructured, 4.78%, 07/01/58	264	258,060
Series A-2, Restructured, 4.33%, 07/01/40	2,279	2,262,477
Series B-2, Restructured, 4.78%, 07/01/58	394	382,472
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	4,757	1,462,352

		13,411,369

South Carolina — 1.6%
Patriots Energy Group Financing Agency, RB, Series A1, 5.25%, 10/01/54(a)	1,970	2,110,077
South Carolina Jobs-Economic Development Authority, RB(b)
5.00%, 01/01/55	825	721,128
7.50%, 08/15/62	390	355,636
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/43	860	881,802

		4,068,643

Tennessee — 1.7%
Memphis-Shelby County Airport Authority, ARB, Series A, AMT, 5.00%, 07/01/49	3,000	3,111,662
Metropolitan Government Nashville & Davidson County Sports Authority, RB, Series A, Senior Lien, (AGM), 5.25%, 07/01/48	1,020	1,130,953

		4,242,615

Texas — 7.3%
Arlington Higher Education Finance Corp., RB(b)
7.50%, 04/01/62	410	398,978
7.88%, 11/01/62	360	365,347
Aubrey Independent School District, GO, (PSF), 4.00%, 02/15/52	1,000	980,311
Dallas Independent School District, Refunding GO, (PSF), 4.00%, 02/15/53	900	872,119

Security	Par (000)	Value

Texas (continued)
Del Valle Independent School District Texas, GO, (PSF), 4.00%, 06/15/47	$1,410	$1,397,533
Fort Worth Independent School District, GO, (PSF), 4.00%, 02/15/48	885	885,450
Gunter Independent School District, GO, (PSF), 4.00%, 02/15/53	815	782,144
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	440	395,576
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/43	1,400	1,468,277
Tarrant County Cultural Education Facilities Finance Corp., RB
5.00%, 11/15/51	1,620	1,731,074
Series B, 5.00%, 07/01/36	2,500	2,676,579
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.00%, 11/15/40	2,500	2,277,795
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	255	225,152
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/32	2,935	3,127,419
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.50%, 12/31/58	1,050	1,130,597

		18,714,351

Utah — 1.8%
City of Salt Lake City Utah Airport Revenue, ARB
Series A, AMT, 5.25%, 07/01/48	585	626,117
Series A, AMT, 5.50%, 07/01/53	675	736,620
County of Utah Utah, RB, Series B, 4.00%, 05/15/47	1,340	1,288,914
County of Utah, RB, Series A, 3.00%, 05/15/50	1,840	1,400,011
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(b)	170	152,992
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	325	316,533

		4,521,187

Virginia — 1.3%
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	955	900,071
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 12/31/52	2,525	2,531,807

		3,431,878

Washington — 2.6%
Central Puget Sound Regional Transit Authority, RB, Series 2015, Class 2A, Sustainability Bonds, 4.75%, 11/01/45(a)	3,000	2,938,079
County of King Washington Sewer Revenue, Refunding RB, Series A, Junior Lien, 4.78%, 01/01/40(a)	915	893,546
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	660	675,768
Series C, AMT, Intermediate Lien, 5.00%, 05/01/42	735	754,075
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 08/01/44	875	907,323
Washington State Housing Finance Commission, Refunding RB
Series A, 5.00%, 07/01/43	215	218,530
Series A, 5.00%, 07/01/48	205	205,473

		6,592,794

46	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

West Virginia — 1.1%
West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	$2,810	$2,699,933

Wisconsin — 1.2%
Public Finance Authority, RB(b)
Class A, 5.00%, 06/15/51	550	432,257
Series A, 5.00%, 07/01/55	305	253,376
Series A, 5.00%, 10/15/55	955	793,248
Series A-1, 4.50%, 01/01/35	510	457,005
Public Finance Authority, Refunding RB
5.00%, 09/01/49(b)	285	230,301
Series B, AMT, 5.00%, 07/01/42	990	990,443

		3,156,630

Wyoming — 0.3%
University of Wyoming, RB, Series C, (AGM), 4.00%, 06/01/51	855	805,862

Total Municipal Bonds — 115.7% (Cost: $292,860,154)		294,587,913

Municipal Bonds Transferred to Tender Option Bond Trusts(d)

Massachusetts — 4.3%
Commonwealth of Massachusetts, GO, Series D, 5.00%, 10/01/51	10,005	10,941,695

New York — 10.7%
New York Power Authority, RB, Sustainability Bonds, (AGM), 5.13%, 11/15/63	3,373	3,715,645
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	5,000	4,941,900
New York Transportation Development Corp., RB, AMT, Sustainability Bonds, (AGM), 5.13%, 06/30/60	10,000	10,317,434
Triborough Bridge & Tunnel Authority, RB, Series A, 4.50%, 05/15/63	8,264	8,405,062

		27,380,041

Pennsylvania — 2.2%
Pennsylvania Turnpike Commission, Refunding RB, Series B, 5.25%, 12/01/52	4,995	5,512,812

South Carolina — 4.2%
Patriots Energy Group Financing Agency, Refunding RB, Series B-1, 5.25%, 02/01/54	10,005	10,794,995

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 21.4% (Cost: $52,803,822)		54,629,543

Total Long-Term Investments — 137.1% (Cost: $345,663,976)		349,217,456

Security	Shares	Value

Short-Term Securities

Money Market Funds — 5.9%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 4.09%(e)(f)	14,979,877	$14,981,375

Total Short-Term Securities — 5.9% (Cost: $14,980,935)		14,981,375

Total Investments — 143.0% (Cost: $360,644,911)		364,198,831

Other Assets Less Liabilities — 0.9%		2,242,575

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (13.3)%		(33,760,007)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (30.6)%		(78,000,000)

Net Assets Applicable to Common Shares — 100.0%		$254,681,399

(a)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Trust. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(e)	Affiliate of the Trust.
(f)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Trust during the six months ended January 31, 2024 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 07/31/23	Purchases at Cost	Proceeds from Sale	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 01/31/24	Shares Held at 01/31/24	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$43,517,069	$—	$(28,538,714)(a)	$5,339	$(2,319)	$14,981,375	14,979,877	$425,895	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (unaudited) (continued) January 31, 2024	BlackRock MuniHoldings Quality Fund II, Inc. (MUE)

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$294,587,913	$—	$294,587,913
Municipal Bonds Transferred to Tender Option Bond Trusts	—	54,629,543	—	54,629,543
Short-Term Securities
Money Market Funds	14,981,375	—	—	14,981,375

	$14,981,375	$349,217,456	$—	$364,198,831

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(33,591,657)	$—	$(33,591,657)
VMTP Shares at Liquidation Value	—	(78,000,000)	—	(78,000,000)

	$—	$(111,591,657)	$—	$(111,591,657)

See notes to financial statements.

48	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities (unaudited)

January 31, 2024

	BFZ	BTT	BYM	MUC

ASSETS
Investments, at value — unaffiliated(a)	$591,099,454	$2,402,949,701	$488,190,598	$1,803,551,605
Investments, at value — affiliated(b)	22,564,316	8,146,639	2,454,049	54,785,727
Cash pledged for futures contracts	—	—	—	1,276,000
Receivables:
Investments sold	248,600	4,944,933	1,821,246	15,000
TOB Trust	—	—	2,323,787	—
Dividends — affiliated	24,908	9,303	8,663	68,255
Interest — unaffiliated	7,485,316	21,228,941	4,422,897	21,473,619
Prepaid expenses	268,554	17,319	8,022	9,213

Total assets	621,691,148	2,437,296,836	499,229,262	1,881,179,419

ACCRUED LIABILITIES
Bank overdraft	—	794,462	4,680	1,150
Payables:
Investments purchased	20,768,784	—	6,467,902	—
Accounting services fees	12,343	65,060	18,287	54,327
Capital shares redeemed	—	1,684,338	—	—
Custodian fees	1,866	6,312	1,328	4,733
Income dividend distributions — Common Shares	1,533,246	3,147,242	1,359,925	4,567,920
Interest expense and fees	263,250	793,644	426,359	782,354
Investment advisory fees	278,131	826,476	226,926	870,719
Trustees’ and Officer’s fees	63,285	5,637	42,372	545,431
Other accrued expenses	18,201	12,589	5,613	5,693
Professional fees	30,300	42,414	23,405	44,525
Transfer agent fees	9,669	38,315	15,048	22,449
Variation margin on futures contracts	—	—	—	436,822

Total accrued liabilities	22,979,075	7,416,489	8,591,845	7,336,123

OTHER LIABILITIES
TOB Trust Certificates	35,140,000	69,569,982	61,981,882	147,184,992
RVMTP Shares, at liquidation value of $5,000,000 per share, net of deferred offering costs(c)(d)(e)	—	749,783,581	—	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	171,300,000	—	97,600,000	526,400,000

Total other liabilities	206,440,000	819,353,563	159,581,882	673,584,992

Total liabilities	229,419,075	826,770,052	168,173,727	680,921,115

Commitments and contingent liabilities

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$392,272,073	$1,610,526,784	$331,055,535	$1,200,258,304

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$425,611,826	$1,621,967,433	$356,256,975	$1,335,726,826
Accumulated loss	(33,339,753)	(11,440,649)	(25,201,440)	(135,468,522)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$392,272,073	$1,610,526,784	$331,055,535	$1,200,258,304

Net asset value per Common Share	$13.05	$23.94	$12.78	$12.74

(a) Investments, at cost — unaffiliated	$571,850,191	$2,420,401,068	$465,412,657	$1,744,431,307
(b) Investments, at cost — affiliated	$22,562,968	$8,146,335	$2,453,792	$54,783,135
(c) Preferred Shares outstanding	1,713	150	976	5,264
(d) Preferred Shares authorized	1,713	150	Unlimited	20,864
(e) Par value per Preferred Share	$0.001	$0.001	$0.001	$0.10
(f) Common Shares outstanding	30,063,645	67,286,133	25,903,340	94,183,923
(g) Common Shares authorized	Unlimited	Unlimited	Unlimited	199,979,136
(h) Par value per Common Share	$0.001	$0.001	$0.001	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Assets and Liabilities (unaudited) (continued)

January 31, 2024

MUE

ASSETS
Investments, at value — unaffiliated(a)	$349,217,456
Investments, at value — affiliated(b)	14,981,375
Receivables:
Dividends — affiliated	31,458
Interest — unaffiliated	3,433,084
Prepaid expenses	7,528

Total assets	367,670,901

ACCRUED LIABILITIES
Bank overdraft	4,681
Payables:
Accounting services fees	18,587
Custodian fees	1,413
Income dividend distributions — Common Shares	986,470
Interest expense and fees	168,350
Investment advisory fees	167,812
Trustees’ and Officer’s fees	928
Other accrued expenses	6,389
Professional fees	28,693
Transfer agent fees	14,522

Total accrued liabilities	1,397,845

OTHER LIABILITIES
TOB Trust Certificates	33,591,657
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	78,000,000

Total other liabilities	111,591,657

Total liabilities	112,989,502

Commitments and contingent liabilities

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$254,681,399

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$283,995,200
Accumulated loss	(29,313,801)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$254,681,399

Net asset value per Common Share	$11.62

(a) Investments, at cost — unaffiliated	$345,663,976
(b) Investments, at cost — affiliated	$14,980,935
(c) Preferred Shares outstanding	780
(d) Preferred Shares authorized	9,490
(e) Par value per Preferred Share	$0.10
(f) Common Shares outstanding	21,918,068
(g) Common Shares authorized	199,990,510
(h) Par value per Common Share	$0.10

See notes to financial statements.

50	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Operations (unaudited)

Six Months Ended January 31, 2024

	BFZ	BTT	BYM	MUC

INVESTMENT INCOME
Dividends — affiliated	$132,931	$763,161	$220,301	$581,068
Interest — unaffiliated	12,304,387	41,846,977	11,149,139	38,091,800

Total investment income	12,437,318	42,610,138	11,369,440	38,672,868

EXPENSES
Investment advisory	1,617,997	4,890,978	1,345,726	4,962,526
Professional	47,845	62,286	39,754	52,277
Printing and postage	23,517	7,140	7,380	6,461
Accounting services	23,139	123,271	34,298	98,216
Transfer agent	17,489	32,695	21,125	24,233
Trustees and Officer	16,990	49,623	13,927	71,056
Registration	5,195	12,284	4,585	27,742
Custodian	3,465	12,405	3,266	9,249
Miscellaneous	33,092	38,267	33,480	39,628

Total expenses excluding interest expense, fees and amortization of offering costs	1,788,729	5,228,949	1,503,541	5,291,388
Interest expense, fees and amortization of offering costs(a)	4,501,884	18,520,134	4,050,967	13,944,676

Total expenses	6,290,613	23,749,083	5,554,508	19,236,064
Less:
Fees waived and/or reimbursed by the Manager	(5,008)	(21,110)	(6,077)	(23,401)

Total expenses after fees waived and/or reimbursed	6,285,605	23,727,973	5,548,431	19,212,663

Net investment income	6,151,713	18,882,165	5,821,009	19,460,205

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(9,409,270)	(557,333)	(15,405,700)	(45,251,998)
Investments — affiliated	726	6,596	1,232	4,824
Futures contracts	607,756	—	61,633	(5,627,682)

	(8,800,788)	(550,737)	(15,342,835)	(50,874,856)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	10,939,380	18,758,788	16,739,106	58,317,759
Investments — affiliated	751	(3,813)	160	(4,650)
Futures contracts	(281,360)	—	46,721	(2,041,364)

	10,658,771	18,754,975	16,785,987	56,271,745

Net realized and unrealized gain	1,857,983	18,204,238	1,443,152	5,396,889

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$8,009,696	$37,086,403	$7,264,161	$24,857,094

(a)	Related to TOB Trusts, VMTP and/or RVMTP Shares.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Operations (unaudited) (continued)

Six Months Ended January 31, 2024

MUE

INVESTMENT INCOME
Dividends — affiliated	$425,895
Interest — unaffiliated	7,856,441

Total investment income	8,282,336

EXPENSES
Investment advisory	1,010,401
Professional	35,583
Accounting services	34,102
Transfer agent	15,662
Trustees and Officer	8,148
Printing and postage	7,007
Registration	4,239
Custodian	2,372
Miscellaneous	34,618

Total expenses excluding interest expense, fees and amortization of offering costs	1,152,132
Interest expense, fees and amortization of offering costs(a)	3,004,969

Total expenses	4,157,101
Less:
Fees waived and/or reimbursed by the Manager	(21,666)

Total expenses after fees waived and/or reimbursed	4,135,435

Net investment income	4,146,901

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(4,909,230)
Investments — affiliated	5,339

(4,903,891)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	8,931,064
Investments — affiliated	(2,319)

8,928,745

Net realized and unrealized gain	4,024,854

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$8,171,755

(a)	Related to TOB Trusts, VMTP and/or RVMTP Shares.

See notes to financial statements.

52	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	BFZ		BTT

	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)	Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$6,151,713	$12,424,230	$18,882,165	$41,959,038
Net realized gain (loss)	(8,800,788)	(32,964,773)	(550,737)	275,054
Net change in unrealized appreciation (depreciation)	10,658,771	21,029,899	18,754,975	(43,434,090)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,009,696	489,356	37,086,403	(1,199,998)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(7,817,104)	(14,023,248)	(20,770,431)	(49,647,696)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)	(2,247,478)	(9,389,525)	(66,029,335)	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders	(2,054,886)	(22,923,417)	(49,713,363)	(50,847,694)
Beginning of period	394,326,959	417,250,376	1,660,240,147	1,711,087,841

End of period	$392,272,073	$394,326,959	$1,610,526,784	$1,660,240,147

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Statements of Changes in Net Assets  (continued)

	BYM			MUC

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$5,821,009		$12,626,038	$19,460,205		$41,490,711
Net realized loss		(15,342,835)	(13,318,682)	(50,874,856)		(90,463,560)
Net change in unrealized appreciation (depreciation)	16,785,987		(8,073,977)	56,271,745		19,099,104

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	7,264,161		(8,766,621)	24,857,094		(29,873,745)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(6,693,614	)(b)	(12,227,037)	(21,879,721	)(b)	(41,263,922)
Return of capital	—		(1,290,853)	—		(5,420,461)

Decrease in net assets resulting from distributions to Common Shareholders		(6,693,614)	(13,517,890)	(21,879,721)		(46,684,383)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	—		89,709	—		—
Redemption of shares resulting from share repurchase program (including transaction costs)		(3,332,710)	(2,148,748)	(12,545,146)		(22,916,113)

Net decrease in net assets derived from capital share transactions		(3,332,710)	(2,059,039)	(12,545,146)		(22,916,113)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total decrease in net assets applicable to Common Shareholders		(2,762,163)	(24,343,550)	(9,567,773)		(99,474,241)
Beginning of period	333,817,698		358,161,248	1,209,826,077		1,309,300,318

End of period	$331,055,535		$333,817,698	$1,200,258,304		$1,209,826,077

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

54	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets  (continued)

	MUE

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$4,146,901		$8,782,032
Net realized loss		(4,903,891)	(9,524,177)
Net change in unrealized appreciation (depreciation)	8,928,745		(5,267,135)

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	8,171,755		(6,009,280)

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
From net investment income	(4,539,474	)(b)	(8,710,452)
Return of capital	—		(1,040,353)

Decrease in net assets resulting from distributions to Common Shareholders		(4,539,474)	(9,750,805)

CAPITAL SHARE TRANSACTIONS
Redemption of shares resulting from share repurchase program (including transaction costs)		(3,204,845)	(2,549,564)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	427,436		(18,309,649)
Beginning of period	254,253,963		272,563,612

End of period	$254,681,399		$254,253,963

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(b)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	55

Statements of Cash Flows (unaudited)

Six Months Ended January 31, 2024

	BFZ	BTT	BYM	MUC

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,009,696	$37,086,403	$7,264,161	$24,857,094
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by (used for) operating activities:
Proceeds from sales of long-term investments	278,007,183	77,653,802	213,446,025	767,728,172
Purchases of long-term investments	(257,236,671)	(99,481,732)	(194,912,408)	(810,229,827)
Net proceeds from sales (purchases) of short-term securities	(19,537,223)	78,178,647	5,193,318	7,110,791
Amortization of premium and accretion of discount on investments and other fees	579,877	6,625,952	(1,107,407)	666,793
Net realized loss on investments	9,408,676	550,737	15,404,468	45,247,174
Net unrealized appreciation on investments	(10,940,131)	(18,754,975)	(16,739,266)	(58,313,109)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(18,356)	216,143	9,512	57,245
Interest — unaffiliated	431,427	(628,550)	184,218	456,922
Prepaid expenses	(256,742)	(3,557)	11,740	6,495
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(7,402)	(36,754)	(11,015)	(30,076)
Custodian fees	(1,950)	(3,902)	(1,550)	(4,168)
Interest expense and fees	14,064	58,146	72,141	(181,729)
Investment advisory fees	(2,156)	(6,506)	(11,675)	17,969
Trustees’ and Officer’s fees	(16,949)	(3,537)	(19,125)	(65,376)
Other accrued expenses	12,740	(4,705)	(940)	(648)
Professional fees	(24,562)	(6,107)	(31,738)	(29,420)
Proxy fees	(211,948)	—	—	—
Transfer agent fees	(7,869)	539	(1,103)	(1,763)
Variation margin on futures contracts	(33,007)	—	(26,358)	436,822

Net cash provided by (used for) operating activities	8,168,697	81,440,044	28,722,998	(22,270,639)

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(6,305,219)	(17,905,273)	(5,380,104)	(17,517,927)
Repayments of TOB Trust Certificates	—	—	(30,363,241)	(91,989,995)
Net payments on Common Shares redeemed	(2,247,478)	(64,344,997)	(3,464,416)	(12,958,008)
Payments on redemption of VMTP Shares	—	—	(39,600,000)	—
Proceeds from TOB Trust Certificates	—	—	49,838,099	139,184,992
Increase (decrease) in bank overdraft	—	794,462	(58,336)	1,150
Amortization of deferred offering costs	—	15,764	—	—

Net cash provided by (used for) for financing activities	(8,552,697)	(81,440,044)	(29,027,998)	16,720,212

CASH
Net decrease in restricted and unrestricted cash	(384,000)	—	(305,000)	(5,550,427)
Restricted and unrestricted cash at beginning of period	384,000	—	305,000	6,826,427

Restricted and unrestricted cash at end of period	$—	$—	$—	$1,276,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$4,487,820	$18,446,224	$3,978,826	$14,126,405

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF PERIOD TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash pledged
Futures contracts	—	—	—	1,276,000

	$—	$—	$—	$1,276,000

See notes to financial statements.

56	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows (unaudited) (continued)

Six Months Ended January 31, 2024

MUE

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$8,171,755
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments	118,977,288
Purchases of long-term investments	(122,646,237)
Net proceeds from sales of short-term securities	33,587,864
Amortization of premium and accretion of discount on investments and other fees	444,758
Net realized loss on investments	4,903,891
Net unrealized appreciation on investments	(8,928,745)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	64,415
Interest — unaffiliated	6,255
Prepaid expenses	12,484
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(10,323)
Custodian fees	(1,219)
Interest expense and fees	73,273
Investment advisory fees	(11,807)
Trustees’ and Officer’s fees	(602)
Other accrued expenses	695
Professional fees	(29,713)
Transfer agent fees	(1,395)

Net cash provided by operating activities	34,612,637

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(3,583,269)
Repayments of TOB Trust Certificates	(5,753,476)
Net payments on Common Shares redeemed	(3,313,391)
Payments on redemption of VMTP Shares	(53,000,000)
Proceeds from TOB Trust Certificates	31,091,657
Decrease in bank overdraft	(54,158)

Net cash used for financing activities	(34,612,637)

CASH
Net increase in restricted and unrestricted cash	—
Restricted and unrestricted cash at beginning of period	—

Restricted and unrestricted cash at end of period	$—

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the period for interest expense	$2,931,696

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	57

Financial Highlights

(For a share outstanding throughout each period)

	BFZ

	Six Months Ended
	01/31/24		Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	(unaudited)		07/31/23		07/31/22	07/31/21	07/31/20	07/31/19

Net asset value, beginning of period	$13.03		$13.41		$16.29	$15.86	$15.25	$14.81

Net investment income(a)	0.20		0.41		0.53	0.54	0.48	0.52
Net realized and unrealized gain (loss)	0.08		(0.33)		(2.82)	0.37	0.60	0.63

Net increase (decrease) from investment operations	0.28		0.08		(2.29)	0.91	1.08	1.15

Distributions to Common Shareholders(b)
From net investment income		(0.26)	(0.46)		(0.51)	(0.48)	(0.47)	(0.55)
From net realized gain	—		—		(0.08)	—	—	(0.16)

Total distributions to Common Shareholders		(0.26)	(0.46)		(0.59)	(0.48)	(0.47)	(0.71)

Net asset value, end of period	$13.05		$13.03		$13.41	$16.29	$15.86	$15.25

Market price, end of period	$11.80		$11.59		$11.65	$15.01	$13.79	$13.50

Total Return Applicable to Common Shareholders(c)
Based on net asset value	2.49	%(d)	1.20%		(13.93)%	6.24%	7.69%	8.89%

Based on market price	4.19	%(d)	3.62%		(18.85)%	12.59%	5.77%	11.96%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	3.30	%(f)	2.95	%(g)	1.67%	1.49%	2.17%	2.76%

Total expenses after fees waived and/or reimbursed	3.30	%(f)	2.95	%(g)	1.67%	1.49%	2.17%	2.76%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.94	%(f)	1.05	%(g)	1.02%	1.01%	1.02%	1.06%

Net investment income to Common Shareholders	3.23	%(f)	3.17%		3.56%	3.37%	3.14%	3.56%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$392,272		$394,327		$417,250	$510,656	$500,353	$486,586

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$171,300		$171,300		$171,300	$171,300	$171,300	$171,300

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$290,017	(i)	$291,013	(i)	$254,015 (i)	$398,106 (j)	$392,092 (j)	$384,055 (j)

TOB Trust Certificates, end of period (000)	$35,140		$35,140		$99,616	$143,276	$143,276	$156,312

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$17,038		$17,096		$6,908	N/A	N/A	N/A

Portfolio turnover rate		48%	94%		59%	19%	38%	51%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)

Includes non-recurring expenses of proxy costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs would have been 2.86%, 2.86% and 0.96%, respectively.

(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

58	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BTT

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of period	$23.55		$24.27	$27.32	$26.31	$25.60	$23.62

Net investment income(a)	0.27		0.60	0.93	1.00	0.92	0.80
Net realized and unrealized gain (loss)	0.42		(0.62)	(3.23)	0.76	0.54	1.93

Net increase (decrease) from investment operations	0.69		(0.02)	(2.30)	1.76	1.46	2.73

Distributions to Common Shareholders from net investment income(b)		(0.30)	(0.70)	(0.75)	(0.75)	(0.75)	(0.75)

Net asset value, end of period	$23.94		$23.55	$24.27	$27.32	$26.31	$25.60

Market price, end of period	$21.36		$21.00	$23.65	$26.27	$24.78	$23.49

Total Return Applicable to Common Shareholders(c)
Based on net asset value	3.15	%(d)	0.29%	(8.41)%	6.92%	6.04%	12.17%

Based on market price	3.21	%(d)	(8.22)%	(7.17)%	9.16%	8.84%	13.45%

Ratios to Average Net Assets Applicable to Common Shareholders(e)
Total expenses	2.93	%(f)	2.52%	1.17%	1.01%	1.56%	2.07%

Total expenses after fees waived and/or reimbursed	2.93	%(f)	2.52%	1.17%	1.01%	1.56%	2.07%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(g)	0.64	%(f)	0.64%	0.65%	0.65%	0.67%	0.69%

Net investment income to Common Shareholders	2.33	%(f)	2.54%	3.64%	3.74%	3.60%	3.31%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,610,527		$1,660,240	$1,711,088	$1,926,028	$1,854,873	$1,804,738

RVMTP Shares outstanding at $5,000,000 liquidation value, end of period (000)	$750,000		$750,000	$750,000	$750,000	$750,000	$750,000

Asset coverage per RVMTP Shares at $5,000,000 liquidation value, end of period	$14,825,438	(h)	$15,128,727 (h)	$13,753,263 (h)	$17,840,188 (i)	$17,365,817 (i)	$17,031,589 (i)

TOB Trust Certificates, end of period (000)	$69,570		$69,570	$227,400	$233,220	$261,820	$261,820

Asset coverage per $1,000 of TOB Trust Certificates, end of period(j)	$34,927		$35,641	$11,822	N/A	N/A	N/A

Portfolio turnover rate		3%	13%	17%	9%	5%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Not annualized.
(e)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(f)	Annualized.
(g)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or RVMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(h)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(i)

Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the RVMTP Shares, and by multiplying the results by 5,000,000.

(j)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including RVMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	59

Financial Highlights (continued)

(For a share outstanding throughout each period)

	BYM

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Period from 09/01/21 to 07/31/22		Year Ended 08/31/21	Year Ended 08/31/20	Year Ended 08/31/19	Year Ended 08/31/18

Net asset value, beginning of period	$12.73		$13.56	$15.95		$15.57	$15.72	$14.70	$15.32

Net investment income(a)	0.22		0.48	0.58		0.70	0.66	0.61	0.67
Net realized and unrealized gain (loss)	0.09		(0.80)	(2.33)		0.37	(0.23)	1.04	(0.62)

Net increase (decrease) from investment operations	0.31		(0.32)	(1.75)		1.07	0.43	1.65	0.05

Distributions to Common Shareholders(b)
From net investment income	(0.26	)(c)	(0.46)	(0.64)		(0.69)	(0.58)	(0.63)	(0.67)
Return of capital	—		(0.05)	—		—	—	—	—

Total distributions to Common Shareholders		(0.26)	(0.51)	(0.64)		(0.69)	(0.58)	(0.63)	(0.67)

Net asset value, end of period	$12.78		$12.73	$13.56		$15.95	$15.57	$15.72	$14.70

Market price, end of period	$11.29		$11.23	$13.34		$16.06	$14.19	$14.19	$13.09

Total Return Applicable to Common Shareholders(d)
Based on net asset value	2.83	%(e)	(1.81)%	(10.99	)%(e)	7.14%	3.20%	12.12%	0.80%

Based on market price	2.97	%(e)	(11.95)%	(13.04	)%(e)	18.36%	4.19%	13.66%	(7.34)%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.48	%(g)	3.15%	1.68	%(g)	1.49%	2.02%	2.53%	2.23%

Total expenses after fees waived and/or reimbursed	3.48	%(g)	3.15%	1.68	%(g)	1.49%	2.02%	2.53%	2.23%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(h)	0.94	%(g)	0.96%	0.97	%(g)	0.96%	0.98%	0.98%	0.97%

Net investment income to Common Shareholders	3.65	%(g)	3.79%	4.35	%(g)	4.41%	4.31%	4.13%	4.50%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$331,056		$333,818	$358,161		$421,245	$411,138	$415,127	$388,149

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$97,600		$137,200	$137,200		$137,200	$137,200	$137,200	$137,200

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$307,452	(i)	$288,190 (i)	$258,385	(i)	$407,030 (j)	$399,664 (j)	$402,571 (j)	$382,907 (j)

TOB Trust Certificates, end of period (000)	$61,982		$40,183	$88,933		$107,358	$121,029	$118,726	$111,781

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$7,916		$12,722	$6,570		N/A	N/A	N/A	N/A

Portfolio turnover rate		41%	26%	32%		5%	13%	15%	30%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

60	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUC

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22		Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of period	$12.68		$13.42	$16.16		$15.95	$15.56	$15.03

Net investment income(a)	0.21		0.43	0.58		0.65	0.58	0.57
Net realized and unrealized gain (loss)	0.08		(0.69)	(2.66)		0.21	0.35	0.54

Net increase (decrease) from investment operations	0.29		(0.26)	(2.08)		0.86	0.93	1.11

Distributions to Common Shareholders(b)
From net investment income	(0.23	)(c)	(0.42)	(0.66)		(0.65)	(0.54)	(0.57)
From net realized gain	—		—	—		—	—	(0.01)
Return of capital	—		(0.06)	—		—	—	—

Total distributions to Common Shareholders		(0.23)	(0.48)	(0.66)		(0.65)	(0.54)	(0.58)

Net asset value, end of period	$12.74		$12.68	$13.42		$16.16	$15.95	$15.56

Market price, end of period	$11.14		$10.85	$12.58		$16.09	$14.67	$14.00

Total Return Applicable to Common Shareholders(d)
Based on net asset value	2.71	%(e)	(1.27)%	(12.92)%		5.78%	6.55%	8.17%

Based on market price	4.96	%(e)	(9.87)%	(18.01)%		14.52%	8.92%	11.92%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.32	%(g)	2.93%	1.75	%(h)	1.46%	2.11%	2.58%

Total expenses after fees waived and/or reimbursed	3.32	%(g)	2.87%	1.69	%(h)	1.41%	2.05%	2.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(i)	0.91	%(g)	0.89%	0.96	%(h)	0.92%	0.92%	0.92%

Net investment income to Common Shareholders	3.36	%(g)	3.42%	4.08%		4.11%	3.75%	3.82%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$1,200,258		$1,209,826	$1,309,300		$662,892	$653,836	$637,822

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$526,400		$526,400	$526,400		$254,000	$254,000	$254,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$278,190	(j)	$293,143 (j)	$249,806	(j)	$360,981 (k)	$357,416 (k)	$351,111 (k)

TOB Trust Certificates, end of period (000)	$147,185		$99,990	$347,600		$152,145	$158,512	$159,555

Asset coverage per $1,000 of TOB Trust Certificates, end of period(l)	$12,731		$18,364	$6,281		N/A	N/A	N/A

Portfolio turnover rate		44%	47%	41%		4%	16%	24%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)

Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering costs, would have been 1.71%, 1.65% and 0.92%, respectively.

(i)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(l)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	61

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MUE

	Six Months Ended 01/31/24 (unaudited)		Year Ended 07/31/23	Year Ended 07/31/22	Year Ended 07/31/21	Year Ended 07/31/20	Year Ended 07/31/19

Net asset value, beginning of period	$11.42		$12.10	$14.49	$14.17	$13.92	$13.55

Net investment income(a)	0.19		0.39	0.56	0.65	0.59	0.57
Net realized and unrealized gain (loss)	0.22		(0.64)	(2.32)	0.28	0.20	0.40

Net increase (decrease) from investment operations	0.41		(0.25)	(1.76)	0.93	0.79	0.97

Distributions to Common Shareholders(b)
From net investment income	(0.21	)(c)	(0.38)	(0.63)	(0.61)	(0.54)	(0.60)
Return of capital	—		(0.05)	—	—	—	—

Total distributions to Common Shareholders		(0.21)	(0.43)	(0.63)	(0.61)	(0.54)	(0.60)

Net asset value, end of period	$11.62		$11.42	$12.10	$14.49	$14.17	$13.92

Market price, end of period	$9.88		$9.93	$11.45	$14.41	$13.12	$12.67

Total Return Applicable to Common Shareholders(d)
Based on net asset value	3.96	%(e)	(1.48)%	(12.21)%	6.97%	6.25%	7.96%

Based on market price	1.65	%(e)	(9.47)%	(16.47)%	14.89%	8.08%	7.72%

Ratios to Average Net Assets Applicable to Common Shareholders(f)
Total expenses	3.36	%(g)	3.33%	1.75%	1.51%	2.07%	2.48%

Total expenses after fees waived and/or reimbursed	3.35	%(g)	3.29%	1.69%	1.48%	2.03%	2.45%

Total expenses after fees waived and/or reimbursed and excluding interest expense,fees and amortization of offering costs(h)	0.91	%(g)	0.95%	0.95%	0.93%	0.95%	0.95%

Net investment income to Common Shareholders	3.36	%(g)	3.44%	4.25%	4.55%	4.29%	4.23%

Supplemental Data
Net assets applicable to Common Shareholders, end of period (000)	$254,681		$254,254	$272,564	$326,390	$319,085	$313,406

VMTP Shares outstanding at $100,000 liquidation value, end of period (000)	$78,000		$131,000	$131,000	$131,000	$131,000	$131,000

Asset coverage per VMTP Shares at $100,000 liquidation value, end of period	$328,225	(i)	$282,585 (i)	$252,124 (i)	$349,152 (j)	$343,577 (j)	$339,241 (j)

TOB Trust Certificates, end of period (000)	$33,592		$8,253	$48,172	$59,850	$60,976	$58,458

Asset coverage per $1,000 of TOB Trust Certificates, end of period(k)	$10,904		$47,681	$9,378	N/A	N/A	N/A

Portfolio turnover rate		35%	25%	28%	7%	18%	26%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)	A portion of the distributions from net investment income may be deemed a return of capital or net realized gain at fiscal year-end.
(d)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(e)	Not annualized.
(f)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(g)	Annualized.
(h)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.
(i)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the sum of the amount of TOBs and liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(j)

Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares) from the Trust’s total assets and dividing this by the liquidation value of the VMTP Shares, and by multiplying the results by 100,000.

(k)

Effective July 18, 2022, TOB Trust Certificates are treated as senior securities pursuant to Rule 18f-4 of the 1940 Act. Calculated by subtracting the Trust’s total liabilities (not including VMTP Shares and TOBs) from the Trust’s total assets and dividing this by the amount of TOBs, and by multiplying the results by 1,000.

See notes to financial statements.

62	2 0 2 4 B L A C K R O C K S E M I - A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements (unaudited)

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Trusts”, or individually as a “Trust”:

Trust Name	Herein Referred To As	Organized	Diversification Classification

BlackRock California Municipal Income Trust	BFZ	Delaware	Diversified
BlackRock Municipal 2030 Target Term Trust	BTT	Delaware	Diversified
BlackRock Municipal Income Quality Trust	BYM	Delaware	Diversified
BlackRock MuniHoldings California Quality Fund, Inc.	MUC	Maryland	Diversified
BlackRock MuniHoldings Quality Fund II, Inc.	MUE	Maryland	Diversified

The Boards of Trustees of the Trusts are collectively referred to throughout this report as the “Board,” and the trustees thereof are collectively referred to throughout this report as “Trustees”. The Trusts determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Trusts, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Bank Overdraft: The Trusts had outstanding cash disbursements exceeding deposited cash amounts at the custodian during the reporting period. The Trusts are obligated to repay the custodian for any overdraft, including any related costs or expenses, where applicable. For financial reporting purposes, overdraft fees, if any, are included in interest expense in the Statements of Operations.

Collateralization: If required by an exchange or counterparty agreement, the Trusts may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.

Distributions: Distributions from net investment income are declared monthly and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The portion of distributions, if any, that exceeds a fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Board, the trustees who are not “interested persons” of the Trusts, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Trusts until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statements of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.

Indemnifications: In the normal course of business, a Trust enters into contracts that contain a variety of representations that provide general indemnification. A Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Trust, which cannot be predicted with any certainty.

Other: Expenses directly related to a Trust are charged to that Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements (unaudited) (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of each Trust’s Manager as the valuation designee for each Trust. Each Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Trust’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that each Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Trust has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Trusts may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trusts may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trusts may be required to pay more at settlement than the security is worth. In addition, a fund is

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Notes to Financial Statements (unaudited) (continued)

not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trusts assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trusts’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions. These types of securities may be considered unfunded and may obligate the Trusts to make future cash payments. An unfunded commitment is marked-to-market and any unrealized appreciation (depreciation) is separately presented in the Statements of Assets and Liabilities and Statements of Operations.

Municipal BondsTransferred toTOBTrusts: The Trusts leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Trusts) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. Each Trust’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Trust. A Trust typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Trust’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Trust’s payable to the holder of the TOB Trust Certificates, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Trust on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Trust incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Trust Name	Interest Expense	Liquidity Fees	Other Expenses	Total

BFZ	$631,262	$66,094	$18,844	$716,200
BTT	1,252,813	104,925	122,416	1,480,154
BYM	882,099	90,959	38,621	1,011,679
MUC	2,022,461	217,224	71,977	2,311,662
MUE	213,716	24,090	9,728	247,534

For the six months ended January 31, 2024, the following table is a summary of each Trust’s TOB Trusts:

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

BFZ	$ 75,902,089		$35,140,000		4.55% — 4.58%	$35,140,000	4.05%
BTT	104,457,127		69,569,982		4.59 — 4.61	69,569,982	4.23
BYM	116,301,874		61,981,882		4.55 — 4.60	51,297,935	3.92
MUC	279,297,149		147,184,992		4.56 — 4.65	118,207,955	3.89

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Notes to Financial Statements (unaudited) (continued)

Trust Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MUE	$54,629,543		$33,591,657		4.55% — 4.60%	$13,435,480	3.66%

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Trusts, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Trusts, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Trust invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Trust invests in a TOB Trust on a recourse basis, a Trust enters into a reimbursement agreement with the Liquidity Provider where a Trust is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Trust invests in a recourse TOB Trust, a Trust will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Trust at January 31, 2024, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Trust at January 31, 2024.

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Trusts engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Trusts and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Trusts and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trusts are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Trusts agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Trust entered into an Investment Advisory Agreement with the Manager, the Trusts’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Trust.

For such services, MUC and MUE pay the Manager a monthly fee at an annual rate equal to the following percentages of the average daily value of each Trust’s net assets:

	MUC	MUE

Investment advisory fees	0.55%	0.55%

For purposes of calculating these fees, “net assets” mean the total assets of the Trust minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Trust’s NAV.

For such services, BFZ and BYM, pay the Manager a monthly fee at an annual rate equal to the following percentages of the average weekly value of each Trust’s managed assets:

	BFZ	BYM

Investment advisory fees	0.55%	0.55%

For such services, BTT pays the Manager a monthly fee at an annual rate equal to 0.40% of the average daily value of the Trust’s managed assets.

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For purposes of calculating these fees, “managed assets” are determined as total assets of the Trust (including any assets attributable to money borrowed for investment purposes) less the sum of its accrued liabilities (other than money borrowed for investment purposes).

Expense Waivers and Reimbursements: With respect to each Trust, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of a Trust. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2024, the amounts waived were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

BFZ	$5,008
BTT	21,110
BYM	6,077
MUC	23,401
MUE	11,878

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trusts’ Independent Trustees. For the six months ended January 31, 2024, there were no fees waived by the Manager pursuant to this arrangement.

The Manager, for MUE, voluntarily agreed to waive its investment advisory fee on the proceeds of the Preferred Shares and TOB Trusts that exceed 35% of total assets minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). The voluntary waiver may be reduced or discontinued at any time without notice. This amount is included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the six months ended January 31, 2024, the waivers were as follows:

Trust Name	Fees Waived and/or Reimbursed by the Manager

MUE	$9,788

Trustees and Officers: Certain trustees and/or officers of the Trusts are directors and/or officers of BlackRock or its affiliates. The Trusts reimburse the Manager for a portion of the compensation paid to the Trusts’ Chief Compliance Officer, which is included in Trustees and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the six months ended January 31, 2024, purchases and sales of investments, excluding short-term securities, were as follows:

Trust Name	Purchases	Sales

BFZ	$278,005,455	$274,793,583
BTT	96,225,605	81,788,534
BYM	195,512,145	215,042,867
MUC	802,862,786	766,693,953
MUE	120,174,464	118,807,927

8.	INCOME TAX INFORMATION

It is each Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on each Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Trusts as of January 31, 2024, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trusts’ financial statements.

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Notes to Financial Statements (unaudited) (continued)

As of July 31, 2023, the Trusts had non-expiring capital loss carryforwards available to offset future realized capital gains as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards

BFZ	$(41,909,843)
BTT	(7,382,346)
BYM	(31,348,149)
MUC	(137,181,171)
MUE	(27,241,264)

As of January 31, 2024, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BFZ	$559,515,118	$21,914,550	$(2,905,898)	$19,008,652
BTT	2,359,312,470	28,345,620	(46,131,731)	(17,786,111)
BYM	406,292,279	27,275,728	(4,905,242)	22,370,486
MUC	1,653,409,998	75,946,652	(20,245,674)	55,700,978
MUE	327,337,228	8,570,239	(5,300,294)	3,269,945

9.	PRINCIPAL RISKS

In the normal course of business, the Trusts invest in securities or other instruments and may enter into certain transactions, and such activities subject each Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trusts and their investments.

The Trusts may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Trusts reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Trust.

A Trust structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

As short-term interest rates rise, the Trusts’ investments in the TOB Trusts may adversely affect the Trusts’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Trusts’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Trusts’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Trusts, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Illiquidity Risk: Each Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Trust may not be able to readily dispose of such investments at prices that approximate those at which a Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, a Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Trust to reinvest in lower yielding securities. Each Trust may also be exposed to reinvestment risk, which is the risk that income from each Trust’s portfolio will decline if each Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Trust portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the

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municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

Investment Objective Risk: There is no assurance that BTT will achieve its investment objectives, including its investment objective of returning $25.00 per share. As BTT approaches its scheduled termination date, it is expected that the maturity of BTT’s portfolio securities will shorten, which is likely to reduce BTT’s income and distributions to shareholders.

Counterparty Credit Risk: The Trusts may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trusts manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trusts to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trusts’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Trusts.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Trusts since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trusts.

Geographic/Asset Class Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Trust’s portfolio are disclosed in its Schedule of Investments.

Certain Trusts invest a substantial amount of their assets in issuers located in a single state or limited number of states. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political or social conditions affecting that state or group of states could have a significant impact on the fund and could affect the income from, or the value or liquidity of, the fund’s portfolio. Investment percentages in specific states or U.S. territories are presented in the Schedules of Investments.

The Trusts invest a significant portion of their assets in securities within a single or limited number of market sectors. When a fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Trust and could affect the income from, or the value or liquidity of, the Trust’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Trusts invest a significant portion of their assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.

The Trusts invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trusts may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has raised the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trusts’ performance.

The Trusts invest a significant portion of their assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trusts invest.

10.	CAPITAL SHARE TRANSACTIONS

BFZ, BTT and BYM are authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. MUC and MUE are authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value of Common Shares for BFZ, BTT and BYM is $0.001 and for MUC and MUE is $0.10. The par value of Preferred Shares outstanding for BFZ, BTT and BYM is $0.001 and for MUC and MUE is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

N O T E S T O F I N A N C I A L S T A T E M E N T S	69

Notes to Financial Statements (unaudited) (continued)

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

Trust Name	Six Months Ended 01/31/24	Year Ended 07/31/23

BYM	—	6,598

For the year ended July 31, 2023, shares issued and outstanding remained constant for BTT.

The Trusts participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2022 through November 30, 2023, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. From December 1, 2023 through November 30, 2024, each Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trusts will purchase shares in any particular amounts. For the year ended July 31, 2023, BTT did not repurchase any shares.

The total cost of the shares repurchased is reflected in Trusts’ Statements of Changes in Net Assets. For the periods shown, shares repurchased and cost, including transaction costs were as follows:

	BFZ

	Shares	Amounts

Six Months Ended January 31, 2024	210,536	$ 2,247,478
Year Ended July 31, 2023	850,759	9,389,525

	BTT

	Shares	Amounts

Six Months Ended January 31, 2024	3,219,438	$ 66,029,335

	BYM

	Shares	Amounts

Six Months Ended January 31, 2024	327,384	$ 3,332,710
Year Ended July 31, 2023	191,145	2,148,748

	MUC

	Shares	Amounts

Six Months Ended January 31, 2024	1,250,600	$ 12,545,146
Year Ended July 31, 2023	2,093,841	22,916,113

	MUE

	Shares	Amounts

Six Months Ended January 31, 2024	347,324	$ 3,204,845
Year Ended July 31, 2023	260,414	2,549,564

Preferred Shares

A Trust’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Trust and distribution of assets upon dissolution or liquidation of the Trust. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Trust fails to maintain asset coverage of at least 200% of the liquidation preference of the Trust’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Trust is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Trust fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Trust’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

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Notes to Financial Statements (unaudited) (continued)

VMTP Shares

BFZ, BYM, MUC and MUE (for purposes of this section, each a “VMTP Trust”) have issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Trust may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Trust Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

BFZ	03/22/12	1,713	$171,300,000	03/30/25	Aa2	AA
BYM(a)	12/20/23	976	97,600,000	07/02/25	Aa1	AA
MUC	03/22/12	2,540	254,000,000	03/30/25	Aa2	AA
	04/11/22	2,724	272,400,000	03/30/25	Aa2	AA
MUE(a)	12/20/23	780	78,000,000	07/02/25	Aa1	AA

(a)

On December 20, 2023, BYM and MUE each issued VMTP Shares and used the proceeds of the issuance to redeem all of their respective outstanding VMTP Shares. The newly-issued VMTP Shares and the redeemed VMTP Shares have substantially similar terms.

Redemption Terms: A VMTP Trust is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Trust is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Trust is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Trust. With respect to BFZ and MUC, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. With respect to BYM and MUE, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If BYM and MUE redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 1% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or a percentage of the daily Secured Overnight Financing Rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Trust fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the six months ended January 31, 2024, the average annualized dividend rates for the VMTP Shares were as follows:

	BFZ	BYM	MUC	MUE

Dividend rates	4.40%	5.07%	4.39%	5.12%

During the six months ended January 31, 2024, VMTP Shares issued and outstanding of BYM decreased by 396 as a result of a redemption of shares.

During the six months ended January 31, 2024, VMTP Shares issued and outstanding of MUE decreased by 530 as a result of a redemption of shares.

For the six months ended January 31, 2024, VMTP Shares issued and outstanding of BFZ and MUC remained constant.

RVMTP Shares

BTT has issued Series W-7 RVMTP Shares, $5,000,000 liquidation preference per share, in privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. As of period end, the RVMTP Shares outstanding of BTT were as follows:

Trust Name	Issue Date	Shares Issued	Shares Outstanding	Aggregate Principal	Term Redemption Date

BTT	01/10/13	50	50	$250,000,000	12/31/30
	01/30/13	50	50	250,000,000	12/31/30
	02/20/13	50	50	250,000,000	12/31/30

Redemption Terms: BTT is required to redeem its RVMTP Shares on the term redemption date or within six months of an unsuccessful remarketing, unless earlier redeemed or repurchased. There is no assurance that RVMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the RVMTP Shares. In addition, BTT is required to redeem certain of its outstanding RVMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

N O T E S T O F I N A N C I A L S T A T E M E N T S	71

Notes to Financial Statements (unaudited) (continued)

Subject to certain conditions, RVMTP Shares may be redeemed, in whole or in part, at any time at the option of BTT. The redemption price per RVMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends. The RVMTP Shares are subject to certain restrictions on transfer outside of a remarketing. The RVMTP Shares are subject to remarketing upon 90 days’ notice by holders of the RVMTP Shares and 30 days’ notice by BTT. Each remarketing must be at least six months apart from the last remarketing. A holder of RVMTP Shares may submit notice of remarketing only if such holder requests a remarketing of at least the lesser of (i) $100,000,000 of RVMTP Shares or (ii) all of the RVMTP Shares held by such holder.

Dividends: Dividends on the RVMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread plus a percentage of the daily SOFR rate. The fixed rate spread may be adjusted at each remarketing or upon the agreement of BTT and the then-holder(s) of the RVMTP Shares. In the event that all of the RVMTP Shares submitted for remarketing are not successfully remarketed, a failed remarketing would occur, and all holders would retain their RVMTP Shares. In the event of a failed remarketing, the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. BTT has the right to reject any fixed spread determined at a remarketing, and such rejection would result in a failed remarketing and the fixed rate spread would be set at the fixed rate spread applicable to such failed remarketing. The fixed rate spread applicable due to a failed remarketing depends on whether the remarketing was pursuant to a mandatory or non-mandatory tender. In the case of a failed remarketing following a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.75%. In the case of a failed remarketing not associated with a mandatory tender, the failed remarketing spread would be the sum of the last applicable spread in effect immediately prior to the failed remarketing date for such failed remarketing plus 0.25%.

For the six months ended January 31, 2024, the average annualized dividend rate for the RVMTP Shares was 4.52%.

Remarketing: In the event of a failed remarketing that is not subsequently cured, BTT will be required to redeem the RVMTP Shares subject to such failed remarketing on a date that is approximately six months from the remarketing date for such failed remarketing, provided that no redemption of any RVMTP Share may occur within one year of the date of issuance of such RVMTP Share. At the date of issuance and as of period end, the RVMTP Shares were assigned long-term ratings of Aa1 from Moody’s and AA from Fitch. The dividend rate on the RVMTP Shares is subject to a step-up spread if BTT fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

During the six months ended January 31, 2024, no RVMTP Shares were tendered for remarketing.

For the six months ended January 31, 2024, RVMTP Shares issued and outstanding of BTT remained constant.

Offering Costs: The Trusts incurred costs in connection with the issuance of VMTP and RVMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VMTP and RVMTP Shares. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VMTP and RVMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VMTP and RVMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VMTP and RVMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VMTP and RVMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VMTP and RVMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VMTP and RVMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Trust Name	Dividends Accrued	Deferred Offering Costs Amortization

BFZ	$3,785,092	$—
BTT	17,023,990	15,764
BYM	3,039,263	—
MUC	11,628,746	—
MUE	2,757,395	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Trusts’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Trusts declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BFZ	11/14/23	01/12/24	02/01/24	$0.051000
	11/14/23	02/15/24	03/01/24	0.051000
	03/01/24	03/15/24	04/01/24	0.051000
BTT	11/14/23	01/12/24	02/01/24	0.046400
	11/14/23	02/15/24	03/01/24	0.046400
	03/01/24	03/15/24	04/01/24	0.046400
BYM	11/14/23	01/12/24	02/01/24	0.052500
	11/14/23	02/15/24	03/01/24	0.052500
	03/01/24	03/15/24	04/01/24	0.052500

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Notes to Financial Statements (unaudited) (continued)

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MUC	11/14/23	01/12/24	02/01/24	$0.048500
	11/14/23	02/15/24	03/01/24	0.048500
	03/01/24	03/15/24	04/01/24	0.048500
MUE	11/14/23	01/12/24	02/01/24	0.045000
	11/14/23	02/15/24	03/01/24	0.045000
	03/01/24	03/15/24	04/01/24	0.045000

The Trusts declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Trust Name	Shares	Series	Declared

BFZ	VMTP	W-7	$583,590
BTT	RVMTP	W-7	2,675,049
BYM	VMTP	W-7	377,440
MUC	VMTP	W-7	1,793,356
MUE	VMTP	W-7	301,643

(a)	Dividends declared for period February 1, 2024 to February 29, 2024.

N O T E S T O F I N A N C I A L S T A T E M E N T S	73

Additional Information

Trust Certification

The Trusts are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trusts filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Environmental, Social and Governance (“ESG”) Integration

Although the Trusts do not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trusts. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trusts’ particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trusts’ investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trusts’ exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trusts’ long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Trust’s dividend policy is to make regular monthly cash distributions to holders of its common shares (stated in terms of a fixed cents per common share dividend distribution rate). Each Trust intends to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In addition, in any monthly period, in order to maintain its declared distribution amount, each Trust may pay out more or less than the entire amount of net investment income earned in any particular month. In the event a Trust distributes more than its net investment income during any yearly period, such distributions may also come from sources other than net income, including a return of capital. The Trusts’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Trusts do not make available copies of their Statements of Additional Information because the Trusts’ shares are not continuously offered, which means that the Statement of Additional Information of each Trust has not been updated after completion of the respective Trust’s offerings and the information contained in each Trust’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since July 31, 2023. This information may not reflect all of the changes that have occurred since you purchased the relevant Trust.

Except if noted otherwise herein, there were no changes to the Trusts’ charters or by-laws that would delay or prevent a change of control of the Trusts that were not approved by the shareholders.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trusts may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Trusts will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trusts at (800) 882-0052.

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Additional Information  (continued)

Availability of Quarterly Schedule of Investments

The Trusts file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Trusts’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Trusts use to determine how to vote proxies relating to portfolio securities and information about how the Trusts voted proxies relating to securities held in the Trusts’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Trust Updates

BlackRock will update performance and certain other data for the Trusts on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trusts. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trusts and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

Trust and Service Providers

Investment Adviser	Independent Registered Public Accounting Firm
BlackRock Advisors, LLC	Deloitte & Touche LLP
Wilmington, DE 19809	Boston, MA 02116

Accounting Agent and Custodian	Legal Counsel
State Street Bank and Trust Company	Willkie Farr & Gallagher LLP
Boston, MA 02114	New York, NY 10019

Transfer Agent	Address of the Trusts
Computershare Trust Company, N.A.	100 Bellevue Parkway
Canton, MA 02021	Wilmington, DE 19809

VMTP Redemption and Paying Agent and RVMTP Tender and Paying Agent
The Bank of New York Mellon
New York, NY 10286

A D D I T I O N A L I N F O R M A T I O N	75

Glossary of Terms Used in this Report

Portfolio Abbreviation

AGM	Assured Guaranty Municipal Corp.

AGM-CR	AGM Insured Custodial Receipt

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co. - Transferable Custodial Receipts

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GTD	GTD Guaranteed

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

PSF	Permanent School Fund

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAN	State Aid Notes

SAP	Subject to Appropriations

SAW	State Aid Withholding

ST	Special Tax

TA	Tax Allocation

VRDN	Variable Rate Demand Note

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Want to know more?

blackrock.com  |  800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Trusts have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

CEMUNI5-01/24-SAR

(b) Not Applicable

Item 2 –	Code of Ethics – Not Applicable to this semi-annual report

Item 3 –	Audit Committee Financial Expert – Not Applicable to this semi-annual report

Item 4 –	Principal Accountant Fees and Services – Not Applicable to this semi-annual report

Item 5 –	Audit Committee of Listed Registrant – Not Applicable to this semi-annual report

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a) Not Applicable to this semi-annual report.

(b) As of the date of this filing, there have been no changes in any of the portfolio managers identified in the most recent annual report on Form N-CSR.

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Period	(a) Total Number of Shares Purchased[1]	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs[1]	(d) Maximum Number of Shares that May Yet Be Purchased Under the Plans or Programs[1]
August 1-31, 2023	75,755	$9.5066	75,755	790,121
September 1-30, 2023	101,733	$9.1268	101,733	688,388
October 1-31, 2023	89,327	$8.7199	89,327	599,061
November 1-30, 2023	80,509	$9.5894	80,509	518,552
December 1-31, 2023	0	$—	0	1,095,903
January 1-31, 2024	0	$—	0	1,095,903
Total:	347,324	9.2122	347,324	1,095,903

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On September 8, 2022, the Fund announced a continuation of its open market share repurchase program. Commencing on December 1, 2022, the Fund may repurchase through November 30, 2023, up to 5% of its common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. On November 15, 2023, the Fund announced a further continuation of its open market share repurchase program. Commencing on December 1, 2023, the Fund may

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repurchase through November 30, 2024, up to 5% of its common shares outstanding as of the close of business on November 30, 2023, subject to certain conditions.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not Applicable to this semi-annual report

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – Not Applicable to this semi-annual report

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

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Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniHoldings Quality Fund II, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: March 22, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: March 22, 2024

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniHoldings Quality Fund II, Inc.

Date: March 22, 2024

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